UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/07

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
24	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Emerging Leaders Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers, each of whom is a member of the Smallcap Team of Franklin Portfolio Associates, a Dreyfus affiliate.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced a total return of 9.43% .1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 10.76% total return for the same period.2

The small-cap stock market benefited from a favorable economic environment throughout the reporting period. Strong corporate earnings bolstered investor confidence, driving stock prices higher. While the fund participated in the market’s gains to a significant degree, stocks exhibiting weak momentum characteristics tended to outperform those with stronger momentum.As a result, the momentum factors on which the fund partly relies in making stock selections caused it to slightly underperform market averages, particularly during the final months of 2006.Valuation factors generated relatively strong results but failed to compensate fully for momentum factor underperformance.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies that we believe are emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. We employ a structured approach in which principles of fundamental analysis are implemented quantitatively.This disciplined,“bottom-up,” approach seeks to identify undervalued securities through a proprietary quantitative model which uses more than 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

Small-cap stocks generally produced higher returns than their large-cap counterparts by a small margin during the reporting period, extending a cycle of small-cap outperformance that has persisted for more than six years. While the small-cap stock market’s advance was broadly based, investors generally favored less financially secure enterprises with higher leverage and weaker balance sheets over higher quality businesses. Our disciplined investment process tended to emphasize financially sound companies, and these characteristics detracted from relative performance during the period. In addition, overweight and underweighted positions in certain industry groups —such as slightly greater-than-average exposure to financial services and slightly less-than-average exposure to consumer durables — marginally detracted from the fund’s relative performance.

For the most part, however, the fund’s performance was driven by the behavior of individual holdings, most of which produced gains. One notably strong performer was heavy machinery maker JLG Industries, which rose sharply when it was acquired by Oshkosh Truck Corp. Another industrial holding, Intevac, a maker of computer and other electronic components, climbed after posting better-than-expected third quarter results. In the information services sub-sector, where the fund’s stock selections proved to be particularly strong, automated customer management solution provider TeleTech Holdings gained ground on the strength of its financial performance. In the technology area, F5 Networks put a stock option scandal behind it, predicted robust growth for next year and benefited when several analysts raised their price targets. In the media industry, television broadcaster Sinclair Broadcast Group emerged as another top performer.

On the other hand, a few holdings markedly detracted from returns. Most significant of these was Nuvelo, a biotechnology firm, which lost approximately 80% of its value after its experimental anti-clotting drug failed in clinical trials to help patients with poor circulation. In

4

response, the fund sold its position in the company. Holdings in semiconductors maker Silicon Image, which was also sold in the reporting period, declined after disappointing guidance. Finally, Encore Wire, a manufacturer of copper electrical wire, was hurt by a slump in the housing market, and was also sold out of the portfolio.

What is the fund’s current strategy?

We have continued to manage the fund’s industry and sector risks by maintaining a largely sector-neutral and industry-neutral stance relative to the benchmark.While the fund holds incrementally overweight positions as of the end of the reporting period in the consumer services, health care, utility, commercial services and transport sectors, and underweighted positions in other areas, each of these exposures remains within 2% of the benchmark.

With regard to the relatively weak performance of stocks in quality companies with sound balance sheets compared to more speculative issues, we believe such a trend is likely to be short lived.The fund’s performance outpaced the Index year-to-date in 2007 and we believe it is well positioned on both valuation and growth/momentum metrics, with a focus on those stocks that have the greatest potential for appreciation within our holding period.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The
Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007

Expenses paid per $1,000 ††	$ 6.91
Ending value (after expenses)	$1,094.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007

Expenses paid per $1,000 ††	$ 6.66
Ending value (after expenses)	$1,018.20

† Expenses are equal to the fund’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)

Commercial & Professional Services—11.9%
A.M. Castle & Co.	33,300	959,040
Anixter International	28,700 a,b	1,779,400
Applied Industrial Technologies	140,600	3,372,994
Cenveo	238,000 a,b	5,250,280
Deluxe	57,700	1,781,199
Diamond Management &
Technology Consultants	345,400	5,212,086
Ennis	148,200	3,823,560
Harte-Hanks	276,100	7,578,945
Nautilus	145,800 a	2,515,050
Owens & Minor	181,300	5,977,461
ProQuest	315,600 b	3,449,508
Rush Enterprises, Cl. A	145,400 b	2,700,078
Spartan Stores	154,659	3,648,406
TeleTech Holdings	293,000 b	9,223,640
ValueClick	314,900 a,b	8,344,850
		65,616,497
Communications—.9%
Golden Telecom	89,300 a	4,840,953
Consumer Durables—1.0%
Champion Enterprises	409,500 b	3,247,335
Fuel Systems Solutions	27,200 b	595,408
La-Z-Boy	140,300 a	1,930,528
		5,773,271
Consumer Non-Durables—3.6%
Elizabeth Arden	56,500 b	1,230,570
Mannatech	322,200 a	4,781,448
NBTY	27,300 b	1,328,964
Steven Madden	128,350	3,794,026
Tootsie Roll Industries	52,800 a	1,595,616
Topps	171,100	1,567,276
USANA Health Sciences	93,800 a,b	5,446,966
		19,744,866
Consumer Services—7.2%
Great Wolf Resorts	131,400 b	1,756,818
Jack in the Box	102,400 b	6,998,016
Jackson Hewitt Tax Service	132,600 a	4,276,350

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Lee Enterprises	191,100 [a]	6,088,446
LodgeNet Entertainment	123,700 [a,b]	3,161,772
Pinnacle Entertainment	227,100 [b]	7,344,414
Sinclair Broadcast Group, Cl. A	401,100	5,731,719
Travelzoo	30,600 [a,b]	1,028,466
World Wrestling Entertainment, Cl.A	198,900 [a]	3,166,488
		39,552,489
Electronic Technology—10.1%
Advanced Energy Industries	391,300 [a,b]	7,880,782
Anaren	29,300 [b]	488,431
Arris Group	35,800 [b]	470,412
Atheros Communications	114,200 [a,b]	2,885,834
Brocade Communications Systems	459,300 [b]	4,138,293
Cymer	113,200 [b]	4,704,592
Exar	80,300 [a,b]	1,080,035
F5 Networks	114,000 [b]	8,278,680
GrafTech International	177,100 [b]	1,399,090
InterDigital Communications	21,300 [a,b]	739,536
Intevac	230,400 [a,b]	6,283,008
Kulicke & Soffa Industries	372,100 [b]	3,534,950
Newport	285,100 [a,b]	5,091,886
TTM Technologies	126,100 [b]	1,429,974
UTStarcom	570,500 [a,b]	5,271,420
Varian Semiconductor Equipment Associates	36,600 [b]	1,749,114
Vicor	31,400	293,276
		55,719,313
Energy Minerals—2.2%
Houston Exploration	77,600 [b]	4,067,792
PetroHawk Energy	46,600 [b]	557,802
Unit	149,900 [b]	7,337,605
		11,963,199
Finance—21.1%
21st Century Insurance Group	94,700	2,004,799
Advanta, Cl. B	163,700	6,837,749
Anchor Bancorp Wisconsin	25,400	718,058
Ashford Hospitality Trust	389,600	4,831,040
Asta Funding	34,700 [a]	1,147,876

8

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Citizens Banking	112,600	2,556,020
City Holding	22,000	865,480
Commerce Group	115,300	3,305,651
Digital Realty Trust	103,300 [a]	4,094,812
FelCor Lodging Trust	307,400	7,248,492
Financial Federal	53,600 [a]	1,452,024
First Midwest Bancorp/IL	178,800	6,726,456
FirstFed Financial	83,800 [a,b]	4,793,360
Getty Realty	98,600 [a]	2,925,462
Greater Bay Bancorp	234,500 [a]	6,284,600
Highland Hospitality	219,800 [a]	3,606,918
Inland Real Estate	315,200 [a]	6,023,472
Innkeepers USA Trust	37,700	629,590
Knight Capital Group, Cl. A	303,700 [a,b]	4,801,497
LTC Properties	51,800	1,339,548
MAF Bancorp	36,900 [a]	1,632,825
Medical Properties Trust	126,300 [a]	1,939,968
Ocwen Financial	484,200 [a,b]	5,631,246
Ohio Casualty	92,400	2,755,368
Oriental Financial Group	128,100	1,640,961
Phoenix Cos	200,700 [a]	2,865,996
Presidential Life	46,500	949,530
Ramco-Gershenson Properties	84,900 [a]	3,030,930
Reinsurance Group of America	98,200	5,605,256
Signature Bank/New York, NY	153,900 [a,b]	4,727,808
Spirit Finance	418,200 [a]	5,403,144
Vineyard National Bancorp	20,400 [a]	498,780
Westamerica Bancorporation	100,300 [a]	4,924,730
Winston Hotels	197,100	2,767,284
		116,566,730
Health Care Technology—5.9%
Abaxis	195,000 [a,b]	4,447,950
BioMarin Pharmaceutical	626,100 [a,b]	10,662,483
Diversa	78,800 [a,b]	591,788
Enzon Pharmaceuticals	232,500 [a,b]	1,925,100
Geron	235,600 [b]	1,785,848
Regeneron Pharmaceuticals	340,200 [a,b]	6,749,568

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care Technology (continued)
Salix Pharmaceuticals	148,200 [b]	2,105,922
Savient Pharmaceuticals	96,600 [b]	1,307,964
Sciele Pharma	25,300 [a,b]	581,900
ViroPharma	140,400 [b]	2,246,400
		32,404,923
Industrial Services—2.3%
Allis-Chalmers Energy	206,600 [a,b]	3,390,306
American Ecology	163,200	3,076,320
Superior Energy Services	193,500 [b]	5,930,775
		12,397,401
Non-Energy Minerals—1.6%
Chaparral Steel	181,400 [a]	9,039,162
Process Industries—4.4%
AEP Industries	72,400 [b]	3,281,168
Albany International, Cl. A	183,900	6,289,380
GenTek	27,700 [a,b]	952,603
Pioneer Cos.	132,400 [b]	4,104,400
PolyOne	629,600 [a,b]	4,224,616
Sensient Technologies	214,400 [a]	5,250,656
		24,102,823
Producer Manufacturing—3.3%
American Woodmark	98,300 [a]	3,906,442
EnerSys	45,200 [a,b]	775,180
Goodman Global	122,300 [b]	2,323,700
Superior Essex	174,000 [b]	5,534,940
Trinity Industries	133,950 [a]	5,605,807
		18,146,069
Retail Trade—5.2%
Asbury Automotive Group	70,900 [a]	1,893,739
Charlotte Russe Holding	31,000 [b]	904,890
Dress Barn	112,400 [b]	2,362,648
Genesco	131,900 [a,b]	5,276,000
Gymboree	13,700 [b]	516,353
Haverty Furniture Cos.	96,700 [a]	1,412,787
Men’s Wearhouse	131,800	5,836,104
Pacific Sunwear of California	333,000 [b]	5,994,000
PetMed Express	128,600 [a,b]	1,626,790

10

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
Shoe Carnival	83,600 [b]	2,523,884
		28,347,195
Technology Services—13.1%
Amedisys	83,200 [a,b]	2,660,736
AmSurg	100,700 [b]	2,321,135
Apria Healthcare Group	81,800 [a,b]	2,605,330
Chemed	160,100	7,411,029
eCollege.com	99,500 [a,b]	1,729,310
Genesis HealthCare	72,000 [a,b]	4,539,600
Hexcel	226,600 [a,b]	4,092,396
Internap Network Services	182,200 [a,b]	3,429,004
Internet Capital Group	463,000 [b]	5,296,720
Jack Henry & Associates	305,100	7,157,646
Manhattan Associates	89,500 [b]	2,489,890
MedCath	19,400 [b]	562,988
MicroStrategy, Cl. A	70,200 [b]	8,850,114
ParkerVision	44,800 [b]	488,768
Pericom Semiconductor	59,100 [b]	598,092
RealNetworks	444,400 [a,b]	3,626,304
SRA International, Cl. A	176,500 [b]	4,183,050
Sunrise Senior Living	82,700 [a,b]	3,241,013
Tyler Technologies	235,000 [b]	3,203,050
Vignette	196,900 [b]	3,512,696
		71,998,871
Transportation—2.0%
Saia	154,800 [b]	4,216,752
SkyWest	259,600	6,632,780
		10,849,532
Utilities—3.7%
Allete	162,900 [a]	7,628,607
Cleco	93,600	2,452,320
Duquesne Light Holdings	467,500 [a]	9,401,425
MGE Energy	29,400 [a]	982,254
		20,464,606
Total Common Stocks
(cost $417,507,758)		547,527,900

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,471,000)	4,471,000 [c]	4,471,000

Investment of Cash Collateral
for Securities Loaned—18.0%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $99,340,609)	99,340,609 [c]	99,340,609

Total Investments (cost $521,319,367)	118.3%	651,339,509
Liabilities, Less Cash and Receivables	(18.3%)	(100,954,795)
Net Assets	100.0%	550,384,714

[a] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $95,717,385 and the total market value of the collateral held by the fund is $99,995,467,consisting of cash collateral of $99,340,609 and U.S. Government and agency securities valued at $654,858.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Finance	21.1	Consumer Non-Durables	3.6
Money Market Investments	18.8	Producer Manufacturing	3.3
Technology Services	13.1	Industrial Services	2.3
Commercial & Professional Services	11.9	Energy Minerals	2.2
Electronic Technology	10.1	Transportation	2.0
Consumer Services	7.2	Non-Energy Minerals	1.6
Health Care Technology	5.9	Consumer Durables	1.0
Retail Trade	5.2	Communications	.9
Process Industries	4.4
Utilities	3.7		118.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities-See Statement of
Investments (including securities on loan,
valued at $95,717,385)—Note 1(b):
Unaffiliated issuers	417,507,758	547,527,900
Affiliated issuers	103,811,609	103,811,609
Cash		145,206
Receivable for investment securities sold		3,611,079
Dividends and interest receivable		460,127
Receivable for shares of Common Stock subscribed		103,797
Prepaid expenses		14,326
		655,674,044

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		561,654
Liability for securities on loan—Note 1(b)		99,340,609
Payable for investment securities purchased		3,447,029
Payable for shares of Common Stock redeemed		1,695,476
Interest payable—Note 2		7,955
Accrued expenses		236,607
		105,289,330

Net Assets ($)		550,384,714

Composition of Net Assets ($):
Paid-in capital		393,561,262
Accumulated undistributed investment income—net		817,844
Accumulated net realized gain (loss) on investments		25,985,466
Accumulated net unrealized appreciation
(depreciation) on investments		130,020,142

Net Assets ($)		550,384,714

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		15,538,705
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		35.42

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,587 foreign taxes withheld at source):
Unaffiliated issuers	3,899,246
Affiliated issuers	100,869
Income from securities lending	383,175
Interest	4,869
Total Income	4,388,159
Expenses:
Management fee—Note 3(a)	2,592,367
Shareholder servicing costs—Note 3(b)	1,106,799
Prospectus and shareholders’ reports	42,632
Custodian fees—Note 3(b)	24,558
Professional fees	24,338
Interest expense—Note 2	7,955
Directors’ fees and expenses—Note 3(c)	7,698
Registration fees	2,804
Loan commitment fees—Note 2	2,152
Miscellaneous	7,198
Total Expenses	3,818,501
Investment Income—Net	569,658

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	35,139,255
Net unrealized appreciation (depreciation) on investments	17,443,043
Net Realized and Unrealized Gain (Loss) on Investments	52,582,298
Net Increase in Net Assets Resulting from Operations	53,151,956

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income (loss)—net	569,658	(1,057,676)
Net realized gain (loss) on investments	35,139,255	161,605,187
Net unrealized appreciation
(depreciation) on investments	17,443,043	(124,317,634)
Net Increase (Decrease) in Net Assets
Resulting from Operations	53,151,956	36,229,877

Dividends to Shareholders from ($):
Net realized gain on investments	(129,503,625)	(109,301,751)

Capital Stock Transactions ($):
Net proceeds from shares sold	29,567,444	112,612,137
Dividends reinvested	127,141,655	107,260,490
Cost of shares redeemed	(119,861,374)	(328,922,096)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	36,847,725	(109,049,469)
Total Increase (Decrease) in Net Assets	(39,503,944)	(182,121,343)

Net Assets ($):
Beginning of Period	589,888,658	772,010,001
End of Period	550,384,714	589,888,658
Undistributed investment income—net	817,844	248,186

Capital Share Transactions (Shares):
Shares sold	771,740	2,551,575
Shares issued for dividends reinvested	3,603,084	2,559,353
Shares redeemed	(3,113,139)	(7,386,236)
Net Increase (Decrease) in Shares Outstanding	1,261,685	(2,275,308)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	41.32	46.64	37.71	34.18	27.85	36.06
Investment Operations:
Investment income (loss)—net [a]	.04	(.07)	(.05)	(.19)	(.16)	(.16)
Net realized and unrealized
gain (loss) on investments	3.82	1.71	8.98	3.72	6.49	(7.21)
Total from
Investment Operations	3.86	1.64	8.93	3.53	6.33	(7.37)
Distributions:
Dividends from net realized
gain on investments	(9.76)	(6.96)	—	—	—	(.84)
Net asset value, end of period	35.42	41.32	46.64	37.71	34.18	27.85

Total Return (%)	9.43[b]	3.31	23.68	10.29	22.77	(20.78)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66[b]	1.33	1.33	1.31	1.38	1.34
Ratio of net expense
to average net assets	.66[b]	1.15	1.26	1.31	1.38	1.34
Ratio of net investment
income (loss) to
average net assets	.10[b]	(.15)	(.12)	(.50)	(.56)	(.49)
Portfolio Turnover Rate	35.90[b]	65.29	42.07	47.66	50.27	36.24

Net Assets, end of period
($ x 1,000)	550,385	589,889	772,010	992,859	1,170,934	1,074,004

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair

18

value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: long-term capital gains $109,301,751. The tax character of current year distributions will be determined at the end of the current fiscal year.

20

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28,2007 was approximately $279,700, with a related weighted average annualized interest rate of 5.73% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, the fund was charged $720,102 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $59,036 pursuant to the transfer agency agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $24,558 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $393,726, shareholder services plan fees $109,367, custody fees $11,645, chief compliance officer fees $2,726 and transfer agency per account fees $49,966, which are offset against an expense reimbursement currently in effect in the amount of $5,776.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $206,355,613 and $300,309,604, respectively.

22

At February 28, 2007, accumulated net unrealized appreciation on investments was $130,020,142, consisting of $135,678,627 gross unrealized appreciation and $5,658,485 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549		1,727,669
James Henry †	75,604,546		1,757,672
Dr. Martin Peretz †	75,621,544		1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

24

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
21	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Midcap Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices. As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, Dreyfus Midcap Value Fund produced a 15.03% total return.1 This compares with the 13.95% return provided by the fund’s benchmark, the Russell Midcap Value Index (the “Index”), for the same period.2

Midcap stocks produced competitive returns in an environment characterized by moderate economic growth and robust corporate earnings. Following a turbulent first four months of the reporting period, when midcap market gains generally were driven by “price momentum,” the fund rebounded sharply as investors turned their attention to the fundamentals of individual stocks rather than trend-following strategies. As a result, the fund produced higher returns than its benchmark, which we attribute to our security selection strategy, particularly securities within the industrials and telecommunications services sectors.

What is the fund’s investment approach?

The fund’s goal is to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase.We identify potential investments through extensive quantitative and fundamental research.When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: value, sound business fundamentals and business momentum.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

During the first four months of the reporting period, midcap stocks posted generally solid returns, as investors’ concerns over the prospects of intensifying inflationary pressures, rising interest rates and volatile energy prices were overcome by strong cyclical earnings recovery. By December, an unusually warm winter in many parts of the country helped keep energy prices low, consumer spending remained relatively strong and investors felt more comfortable assuming the risks of investing in smaller, more speculative companies. As a result, midcap stocks rose strongly during the last two months of the reporting period, achieving gains across most industry groups.The fund produced positive absolute returns in each of the market sectors in which it invested.

The fund benefited from our strategy of selecting stocks that are undervalued relative to their long-term earnings prospects. By industry, the fund received particularly strong contributions from its holdings in the industrials, consumer discretionary, telecommunications services and utilities sectors. Within the industrials area, our focus on undervalued stocks in recovering industries provided several big winners, including manufacturers of large and midsize trucks. These underpriced stocks have performed well in anticipation of a recovery in truck orders, which is expected to begin later in 2007 after the current lull, caused by recent regulatory changes, runs its course. A number of the fund’s airline stocks also flourished amid increased business travel, industry consolidation and generally favorable supply-and-demand dynamics. In the consumer discretionary area, a handful of stocks also helped boost the fund’s performance, including a restaurant chain that was taken private at a good premium, and an entertainment firm that capitalized on its publishing and licensing rights for action figures and characters.

Utilities stocks, which represented one of the market’s better-performing areas, also contributed positively to the fund’s performance despite an underweight position relative to the Index. Our stock selection strategy drove returns as we focused on firms poised to benefit from the tightening supply-and-demand dynamics in the wholesale energy

4

market across the country. The favorable resolution of regulatory issues, which we had anticipated, also bolstered the fund’s utilities holdings. Other positive contributions came from telecommunications stocks, including a wireless carrier that is rapidly deploying into new markets and gaining share in a growing industry.

On the other hand, two areas disappointed during the reporting period: health care and financials. Within the health care sector, changes in Medicare reimbursement rates adversely affected one of the nation’s largest providers of pharmacy and related services to long-term care facilities. A specialty pharmaceutical and drug delivery producer also was a drag on performance. Laggards within the financials area included equity trading firms whose financial results fluctuated due to heightened market volatility.

What is the fund’s current strategy?

We are encouraged by the stock market’s generally strong performance during the first two months of 2007, and we remain cautiously optimistic despite the recent bout of volatility. As of the end of the reporting period, we have maintained overweight positions in industrial companies and information technology firms, which appear to offer attractive valuations. Conversely, we believe that many midcap banks, real estate investment trusts and regulated utilities firms are overvalued, and we have maintained relatively light exposure to these areas.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007

Expenses paid per $1,000 †	$ 6.29
Ending value (after expenses)	$1,150.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007

Expenses paid per $1,000 †	$ 5.91
Ending value (after expenses)	$1,018.94

† Expenses are equal to the fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—98.6%	Shares	Value ($)

Consumer Discretionary—11.6%
Best Buy	355,970	16,541,926
Clear Channel Outdoor Holdings, Cl. A	163,460 [a]	4,531,111
D.R. Horton	1,059,990	26,891,946
Dollar General	1,739,500	29,362,760
Dollar Tree Stores	80,599 [a]	2,749,232
Federated Department Stores	23,260	1,038,792
Omnicom Group	45,080	4,670,739
Pulte Homes	445,950	13,182,282
Ross Stores	691,470	22,659,472
Royal Caribbean Cruises	390,770	15,837,908
		137,466,168
Consumer Staples—8.2%
Alberto-Culver	601,590	13,325,218
Cadbury Schweppes, ADR	255,980	11,014,819
Clorox	129,960	8,234,266
Coca-Cola Enterprises	46,110	926,350
Del Monte Foods	1,257,560	14,461,940
Reynolds American	27,280	1,665,444
Safeway	587,060	20,294,664
SUPERVALU	724,870	26,791,195
		96,713,896
Energy—7.5%
Cameco	638,880	23,613,005
CNX Gas	920,540 [a,b]	22,267,863
Diamond Offshore Drilling	45,030	3,504,235
El Paso	1,267,300	18,223,774
Range Resources	354,040	11,304,497
Southwestern Energy	249,850 [a]	9,744,150
		88,657,524
Financial—17.3%
Ambac Financial Group	296,800	26,011,552
AmeriCredit	136,560 [a]	3,334,795
Annaly Capital Management	521,580	7,312,552
Assured Guaranty	400,570	11,336,131
Capital One Financial	43,116	3,323,381
Fidelity National Title Group, Cl. A	742,802	17,827,248
HCC Insurance Holdings	247,770	7,767,589

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
HRPT Properties Trust	677,220	8,749,682
Investment Technology Group	112,460 [a]	4,602,988
Knight Capital Group, Cl. A	1,134,660 [a]	17,938,975
Mack-Cali Realty	91,880	4,748,358
MBIA	74,960	4,982,591
Nuveen Investments, Cl. A	368,680	17,951,029
PartnerRe	68,700	4,773,276
People’s Bank	476,330	21,144,289
Protective Life	579,960	25,756,024
SLM	270,440	11,526,153
Whitney Holding	162,580	5,157,038
		204,243,651
Health Care—7.3%
Cerner	56,410 [a,b]	2,939,525
Endo Pharmaceuticals Holdings	307,840 [a]	9,607,686
Hospira	406,030 [a]	15,538,768
MDS	269,000 [a]	5,019,540
Millipore	284,820 [a]	20,370,326
Quest Diagnostics	362,380	18,488,628
St. Jude Medical	376,020 [a]	14,909,193
		86,873,666
Industrial—14.6%
AirTran Holdings	441,000 [a]	4,595,220
Covanta Holding	913,940 [a]	20,782,996
Eaton	243,720	19,743,757
Empresa Brasileira
de Aeronautica, ADR	817,500 [a]	37,073,625
GATX	215,859	9,964,051
HNI	145,940	7,297,000
Navistar International	878,060 [a]	35,605,333
Reliance Steel & Aluminum	74,977	3,423,450
Steelcase, Cl. A	301,940	5,863,675
US Airways Group	536,570 [a]	28,057,245
		172,406,352
Information Technology—13.2%
Amdocs	433,270 [a]	14,995,475
Analog Devices	153,750	5,573,437
Citrix Systems	575,759 [a]	18,539,150

8

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Cognos	271,430 [a]	10,344,197
Cypress Semiconductor	563,980 [a]	10,715,620
Fidelity National Information Services	424,164	19,490,336
First Data	510,260	13,026,938
Intermec	177,240 [a]	3,970,176
Maxim Integrated Products	507,720	16,627,830
National Instruments	86,793	2,328,656
NCR	266,380 [a]	12,306,756
Perot Systems, Cl. A	163,650 [a]	2,752,593
Seagate Technology	78,510	2,111,919
Take-Two Interactive Software	347,710 [a,b]	6,189,238
Western Union	507,970	11,007,710
Zebra Technologies, Cl. A	158,430 [a]	6,275,412
		156,255,443
Materials—4.2%
Bemis	428,080	14,182,290
Cytec Industries	413,100	24,298,542
Mosaic	355,920 [a]	9,054,605
Owens-Illinois	31,770 [a]	754,855
Worthington Industries	79,950	1,592,604
		49,882,896
Services—.6%
United Rentals	251,750 [a]	7,195,015
Telecommunication Services—2.0%
JDS Uniphase	363,750 [a]	5,896,388
Leap Wireless International	262,930 [a]	17,766,180
		23,662,568
Utilities—12.1%
CMS Energy	2,170,180	37,869,641
Constellation Energy Group	525,250	41,321,418
Dominion Resources/VA	137,250	11,738,993
DPL	776,360	23,422,781
Entergy	59,110	5,834,157
Exelon	21,940	1,446,504
Questar	255,330	21,483,466
		143,116,960
Total Common Stocks
(cost $1,056,915,050)		1,166,474,139

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,121,000)	12,121,000 [c]	12,121,000

Investment of Cash Collateral
for Securities Loaned—.8%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $8,866,953)	8,866,953 [c]	8,866,953

Total Investments (cost $1,077,903,003)	100.4%	1,187,462,092
Liabilities, Less Cash and Receivables	(.4%)	(4,851,742)
Net Assets	100.0%	1,182,610,350

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At February 28, 2007, the total market value of the fund’s securities on loan is $8,426,498 and the total market value of the collateral held by the fund is $8,866,953.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	17.3	Health Care	7.3
Industrial	14.6	Materials	4.2
Information Technology	13.2	Telecommunication Services	2.0
Utilities	12.1	Money Market Investments	1.8
Consumer Discretionary	11.6	Services	.6
Consumer Staples	8.2
Energy	7.5		100.4

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $8,426,498)—Note 1(b):
Unaffiliated issuers	1,056,915,050	1,166,474,139
Affiliated issuers	20,987,953	20,987,953
Cash		247,691
Receivable for investment securities sold		46,863,999
Dividends and interest receivable		1,468,009
Receivable for shares of Common Stock subscribed		705,745
Prepaid expenses		27,545
		1,236,775,081

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		992,838
Payable for investment securities purchased		42,572,114
Liability for securities on loan—Note 1(b)		8,866,953
Payable for shares of Common Stock redeemed		1,255,535
Accrued expenses		477,291
		54,164,731

Net Assets ($)		1,182,610,350

Composition of Net Assets ($):
Paid-in capital		1,029,452,778
Accumulated undistributed investment income—net		2,383,915
Accumulated net realized gain (loss) on investments		41,214,568
Accumulated net unrealized appreciation
(depreciation) on investments		109,559,089

Net Assets ($)		1,182,610,350

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		35,468,258
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		33.34

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $60,286 foreign taxes withheld at source):
Unaffiliated issuers	10,581,333
Affiliated issuers	479,835
Interest	16,431
Income from securities lending	208,706
Total Income	11,286,305
Expenses:
Management fee—Note 3(a)	4,391,471
Shareholder servicing costs—Note 3(b)	2,278,027
Prospectus and shareholders’ reports	56,551
Custodian fees—Note 3(b)	54,350
Interest expense—Note 2	30,943
Professional fees	29,038
Directors’ fees and expenses—Note 3(c)	15,755
Registration fees	12,330
Miscellaneous	21,752
Total Expenses	6,890,217
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,582)
Net Expenses	6,886,635
Investment Income—Net	4,399,670

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	90,509,425
Net unrealized appreciation (depreciation) on investments	68,095,641
Net Realized and Unrealized Gain (Loss) on Investments	158,605,066
Net Increase in Net Assets Resulting from Operations	163,004,736

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income (loss)—net	4,399,670	(1,983,890)
Net realized gain (loss) on investments	90,509,425	114,078,264
Net unrealized appreciation
(depreciation) on investments	68,095,641	(65,805,291)
Net Increase (Decrease) in Net Assets
Resulting from Operations	163,004,736	46,289,083

Dividends to Shareholders from ($):
Investment income—net	(2,122,438)	—
Net realized gain on investments	(103,675,781)	(137,727,929)
Total Dividends	(105,798,219)	(137,727,929)

Capital Stock Transactions ($):
Net proceeds from shares sold	171,259,683	271,449,227
Dividends reinvested	104,445,886	135,734,519
Cost of shares redeemed	(280,813,925)	(599,142,333)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,108,356)	(191,958,587)
Total Increase (Decrease) in Net Assets	52,098,161	(283,397,433)

Net Assets ($):
Beginning of Period	1,130,512,189	1,413,909,622
End of Period	1,182,610,350	1,130,512,189
Undistributed investment income—net	2,383,915	106,683

Capital Share Transactions (Shares):
Shares sold	5,050,208	8,135,238
Shares issued for dividends reinvested	3,230,597	4,280,322
Shares redeemed	(8,568,745)	(18,270,428)
Net Increase (Decrease) in Shares Outstanding	(287,940)	(5,854,868)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	31.62	33.98	27.25	23.85	17.58	26.33
Investment Operations:
Investment income (loss)—net [a] .12		(.05)	(.13)	(.10)	(.08)	(.12)
Net realized and
unrealized gain (loss)
on investments	4.54	1.07	6.86	3.50	6.35	(6.92)
Total from Investment
Operations	4.66	1.02	6.73	3.40	6.27	(7.04)
Distributions:
Dividends from
investment income—net	(.06)	—	—	—	—	—
Dividends from net realized
gain on investments	(2.88)	(3.38)	—	—	—	(1.71)
Total Distributions	(2.94)	(3.38)	—	—	—	(1.71)
Net asset value,
end of period	33.34	31.62	33.98	27.25	23.85	17.58

Total Return (%)	15.03[b]	2.97	24.70	14.26	35.67	(28.81)

Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.58[b]	1.18	1.16	1.18	1.35	1.20
Ratio of net investment
income (loss) to
average net assets	.38[b]	(.15)	(.42)	(.37)	(.43)	(.51)
Portfolio Turnover Rate	79.19[b]	152.68	128.55	145.33	158.01	177.31

Net Assets,
end of period
($ x 1,000) 1,182,610		1,130,512	1,413,910	1,179,880	1,005,534	800,269

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.

16

The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $23,423,115 and long-term capital gains $114,304,814.The tax character of current year distributions will be determined at the end of the current fiscal year.

18

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2007 was approximately $1,073,300 with a related weighted average annualized interest rate of 5.81% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, the fund was charged $1,463,824 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $75,542 pursuant to the transfer agency agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $54,350 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $696,143, shareholder services plan fees $232,047, custodian fees $31,922, chief compliance officer fees $2,726 and transfer agency per account fees $30,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $914,552,087 and $1,020,058,137, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $109,559,089, consisting of $122,414,460 gross unrealized appreciation and $12,855,371 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549		1,727,669
James Henry †	75,604,546		1,757,672
Dr. Martin Peretz †	75,621,544		1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

The Fund

21

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
22	Proxy Results

FOR MORE	INFORMATION

Back Cover

The Fund

Dreyfus
Small Company Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Small Company Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

David Daglio, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced a total return of 17.87% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index, produced a total return of 10.37% for the same period.2

Small-cap stocks produced competitive returns in an environment of moderate economic growth and robust corporate earnings.The fund produced a substantially higher return than that of its benchmark, due primarily to the success of our security selection strategy, in particular stocks within the industrials, telecommunications services and financials sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation and normally invests at least 80% of its assets in the stocks of companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time. The fund’s stock investments may include common stocks,preferred stocks and convertible securities of both U.S.and foreign issuers, including those purchased in initial public offerings (IPOs). Potential investments are identified through extensive quantitative and fundamental research, emphasizing three key factors: value, business health and business momentum.

What other factors influenced the fund’s performance?

Following a difficult first half of the calendar year, when small-cap market gains generally were driven by “momentum investing,” the fund

The Fund3

DISCUSSION OF FUND PERFORMANCE (continued)

rebounded during the most recent six months as investors turned their attention to the fundamentals of individual stocks rather than trend-following strategies. Small-cap stocks in general posted solid returns during most of the third and fourth quarters in 2006, as investors’ concerns over higher inflation, rising interest rates and volatile energy prices were overcome by strong cyclical earnings recovery. By December, an unusually warm winter in many parts of the country had helped keep oil prices low, consumer spending remained relatively strong and investors felt more comfortable assuming the risks of investing in smaller, more speculative companies. As a result, small-cap stocks rose strongly during the last two months of the reporting period, achieving gains across most industry groups.The fund produced positive absolute returns in all of the market sectors in which it invested.

The fund benefited from our strategy of selecting stocks that are undervalued relative to their long-term earnings prospects. By industry, the fund reported favorable returns from the industrials, telecommunications services and financial sectors. Within the industrials area, our focus on undervalued stocks in recovering industries provided several big winners. For example,long-undervalued trans-ocean container ships that transport dry-bulk shipments of iron ore, coal, grain and other cargo benefited from favorable supply-and-demand dynamics in a growing global economy. Other winners included manufacturers of large and midsize trucks. These underpriced stocks have performed well in anticipation of a recovery in truck orders, which is expected to begin later in 2007 after the current lull, caused by recent regulatory changes, runs its course.

Telecommunications services stocks also boosted the fund’s performance, as several high-growth stocks with low valuations saw those valuations improve toward more reasonable levels. Most notable was a firm that provides dedicated Internet access to businesses through Ethernet connections.The company has benefited from the continued growth in Internet traffic and the company’s own compelling services and pricing.Another winner within the telecom area was a wireless service provider that is positioned to gain significant market share in a growing industry, while the stock remains modestly priced. The fund also benefited from its limited exposure to the financial sector, which underperformed during the reporting period due to investors’ concerns over rising consumer debt levels and a slowdown in the housing market.

On the other hand, only two areas disappointed during the reporting period – health care and technology – because of unforeseen stock-specific issues that happened to impact our holdings in those sectors. Among the impacted stocks was a producer of diagnostic products to detect the flu and other infectious diseases. An unseasonably warm winter season, in which fewer individuals sought the flu vaccine, led to disappointing sales for the company. Another significant laggard during the reporting period was a firm that manufactures a device enabling consumers to recharge multiple electronic products at one time. Sales of the product proved to be lower than expected.

What is the fund’s current strategy?

While we are encouraged by the fund’s strong performance during the last six months, we remain cautiously optimistic. As of the end of the reporting period, we have continued to find what we believe are attractive valuations in a number of office space-related stocks, including office furniture as well as the materials and services that are employed in the construction of office buildings. We also have continued to identify a number of value-oriented investment opportunities within the health care sector,an area that has underperformed for some time and which we believe may be poised for a rebound. Conversely, many banks, real estate investment trusts and metals and mining stocks appear overvalued to us, and we have maintained an underweight position in these areas.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007

Expenses paid per $1,000 †	$ 6.54
Ending value (after expenses)	$1,178.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS(Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007

Expenses paid per $1,000 †	$ 6.06
Ending value (after expenses)	$1,018.79

† Expenses are equal to the fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT	OF INVESTMENTS
February 28, 2007	(Unaudited)

Common Stocks—99.7%	Shares	Value ($)

Consumer Discretionary—13.2%
Build-A-Bear Workshop	51,120 [a,b]	1,354,680
Cato, Cl. A	31,480	688,153
Cooper Tire & Rubber	83,920	1,236,981
Cosi	406,230 [a,b]	2,360,196
Cypress Sharpridge	211,900 [b]	2,171,975
Fleetwood Enterprises	261,300 [a,b]	2,422,251
M.D.C. Holdings	24,600	1,256,076
Meritage Homes	32,730 [a,b]	1,268,288
Ross Stores	42,170	1,381,911
UniFirst	31,190	1,301,247
United Rentals	23,550 [b]	673,059
Winn-Dixie Stores	70,790 [b]	1,372,618
		17,487,435
Consumer Staples—5.7%
Alberto-Culver	58,370	1,292,896
Darling International	339,120 [b]	1,865,160
Diamond Foods	98,348 [a]	1,642,412
Great Atlantic & Pacific Tea	75,160	2,390,088
Syntax-Brillian	48,950 [a,b]	399,432
		7,589,988
Energy—6.3%
Bristow Group	47,370 [a,b]	1,736,111
CNX Gas	54,420 [a,b]	1,316,420
Goodrich Petroleum	92,380 [a,b]	3,160,320
Riata Energy	42,000 [b]	756,000
Southwestern Energy	34,960 [b]	1,363,440
		8,332,291
Financial—12.6%
Annaly Capital Management	45,320	635,386
Argonaut Group	25,340 [b]	892,222
Assured Guaranty	100,510	2,844,433
BankAtlantic Bancorp, Cl. A	92,640 [a]	1,182,086
Cardinal Financial	65,700	667,512
Fidelity National Title Group, Cl. A	27,420	658,080
Investment Technology Group	19,610 [b]	802,637

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Knight Capital Group, Cl. A	86,030 [b]	1,360,134
MFA Mortgage Investments	181,190 [a]	1,342,618
PartnerRe	11,740	815,695
Partners Trust Financial Group	58,200	659,988
Protective Life	39,330	1,746,645
Texas Capital Bancshares	45,840 [a,b]	922,759
Westfield Financial	66,460	702,482
Whitney Holding	44,230	1,402,976
		16,635,653
Health Care—13.9%
Alpharma, Cl. A	22,440	591,518
American Medical Systems Holdings	33,880 [b]	689,119
AngioDynamics	84,180 [b]	2,020,320
Aspreva Pharmaceuticals	37,450 [b]	821,653
Cerner	7,840 [b]	408,542
Computer Programs & Systems	46,480 [a]	1,337,694
MDS	38,500	718,410
Millipore	9,700 [b]	693,744
Option Care	203,968 [a]	2,708,695
PRA International	98,120 [b]	1,968,287
Quidel	318,020 [a,b]	3,425,075
Symmetry Medical	195,830 [b]	2,919,825
		18,302,882
Industrial—22.0%
AirTran Holdings	312,690 [a,b]	3,258,230
Apogee Enterprises	134,921	2,830,643
Covanta Holding	101,910 [b]	2,317,433
Diana Shipping	120,860	2,308,426
Eagle Bulk Shipping	76,780 [a]	1,535,600
Empresa Brasileira de Aeronautica, ADR	41,020	1,860,257
GATX	29,150 [a]	1,345,564
HNI	12,500	625,000
Interface, Cl. A	122,210	1,933,362
Navios Maritime Holdings	345,080 [a]	2,736,484
Navistar International	45,970 [b]	1,864,084
Pike Electric	106,850 [b]	1,914,752
US Airways Group	27,590 [b]	1,442,681

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Wabash National	182,120 [a]	2,933,953
		28,906,469
Information Technology—14.7%
Applied Micro Circuits	346,060 [a,b]	1,339,252
China TechFaith Wireless
Communication Technology, ADR	354,040 [b]	3,193,441
Cognos	22,110 [b]	842,612
Cree	67,230 [a,b]	1,183,248
Electro Scientific Industries	30,400 [b]	654,208
GSI Group	57,960 [b]	540,187
Intermec	78,270 [a,b]	1,753,248
Komag	38,560 [a,b]	1,310,654
MapInfo	66,000 [b]	924,000
MasTec	117,660 [b]	1,348,384
Microsemi	99,010 [b]	2,005,943
Mindspeed Technologies	510,504 [a,b]	1,240,525
Perot Systems, Cl. A	23,500 [b]	395,270
S1	168,560 [b]	873,141
Take-Two Interactive Software	104,850 [a,b]	1,866,330
		19,470,443
Materials—2.4%
Cytec Industries	39,800	2,341,036
Steel Technologies	28,730	842,364
		3,183,400
Telecommunication Services—5.9%
Actions Semiconductor, ADR	132,680 [b]	987,139
Cogent Communications Group	116,083 [a,b]	2,618,832
JDS Uniphase	11,400 [b]	184,794
NTELOS Holdings	210,730 [b]	3,934,329
		7,725,094
Utilities—3.0%
CMS Energy	144,850	2,527,633
DPL	47,970	1,447,255
		3,974,888
Total Common Stocks
(cost $121,244,515)		131,608,543

The Fund9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $705,000)	705,000 [c]	705,000

Investment of Cash Collateral
for Securities Loaned—19.7%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $26,010,474)	26,010,474 [c]	26,010,474

Total Investments (cost $147,959,989)	119.9%	158,324,017
Liabilities, Less Cash and Receivables	(19.9%)	(26,295,371)
Net Assets	100.0%	132,028,646

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $25,001,867 and the total market value of the collateral held by the fund is $26,580,474, consisting of cash collateral of $26,010,474 and U.S. Government and agency securities valued at $570,000.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Industrial	22.0	Energy	6.3
Money Market Investments	20.2	Telecommunication Services	5.9
Information Technology	14.7	Consumer Staples	5.7
Health Care	13.9	Utilities	3.0
Consumer Discretionary	13.2	Materials	2.4
Financial	12.6		119.9

† Based on net assets.
See notes to financial statements.

STATEMENT	OF ASSETS	AND	LIABILITIES
February 28, 2007	(Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $25,001,867)—Note 1(b):
Unaffiliated issuers	121,244,515	131,608,543
Affiliated issuers	26,715,474	26,715,474
Cash		25,239
Receivable for investment securities sold		5,608,141
Dividends and interest receivable		92,126
Receivable for shares of Common Stock subscribed		6,263
Prepaid expenses		15,680
		164,071,466

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		127,954
Liability for securities on loan—Note 1(b)		26,010,474
Payable for investment securities purchased		5,614,748
Payable for shares of Common Stock redeemed		240,234
Accrued expenses		49,410
		32,042,820

Net Assets ($)		132,028,646

Composition of Net Assets ($):
Paid-in capital		115,772,147
Accumulated investment income—net		289,310
Accumulated net realized gain (loss) on investments		5,603,161
Accumulated net unrealized appreciation
(depreciation) on investments		10,364,028

Net Assets ($)		132,028,646

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		5,041,599
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		26.19

See notes to financial statements.

The Fund11

STATEMENT	OF OPERATIONS
Six Months Ended	February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,254 foreign taxes withheld at source):
Unaffiliated issuers	918,643
Affiliated issuers	58,389
Income from securities lending	134,432
Total Income	1,111,464
Expenses:
Management fee—Note 3(a)	510,086
Shareholder servicing costs—Note 3(b)	235,999
Prospectus and shareholders’ reports	20,851
Professional fees	18,932
Custodian fees—Note 3(b)	16,537
Registration fees	7,787
Interest expense—Note 2	2,741
Directors’ fees and expenses—Note 3(c)	2,183
Miscellaneous	7,038
Total Expenses	822,154
Investment Income—Net	289,310

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,092,865
Net unrealized appreciation (depreciation) on investments	15,257,793
Net Realized and Unrealized Gain (Loss) on Investments	22,350,658
Net Increase in Net Assets Resulting from Operations	22,639,968

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income (loss)—net	289,310	(709,713)
Net realized gain (loss) on investments	7,092,865	17,443,732
Net unrealized appreciation
(depreciation) on investments	15,257,793	(28,191,572)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,639,968	(11,457,553)

Dividends to Shareholders from ($):
Net realized gain on investments	(5,479,346)	(14,895,629)

Capital Stock Transactions ($):
Net proceeds from shares sold	2,002,452	10,039,442
Dividends reinvested	5,319,086	14,435,657
Cost of shares redeemed	(28,751,030)	(45,253,114)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,429,492)	(20,778,015)
Total Increase (Decrease) in Net Assets	(4,268,870)	(47,131,197)

Net Assets ($):
Beginning of Period	136,297,516	183,428,713
End of Period	132,028,646	136,297,516
Undistributed investment income—net	289,310	—

Capital Share Transactions (Shares):
Shares sold	80,501	391,033
Shares issued for dividends reinvested	208,918	568,109
Shares redeemed	(1,142,366)	(1,781,644)
Net Increase (Decrease) in Shares Outstanding	(852,947)	(822,502)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.12	27.31	20.42	18.69	12.29	25.86
Investment Operations:
Investment income (loss)—net [a]	.05	(.11)	(.17)	(.18)	(.10)	(.15)
Net realized and unrealized
gain (loss) on investments	4.05	(1.69)	7.06	1.91	6.50	(6.36)
Total from Investment Operations	4.10	(1.80)	6.89	1.73	6.40	(6.51)
Distributions:
Dividends from net realized
gain on investments	(1.03)	(2.39)	—	—	—	(7.06)
Net asset value, end of period	26.19	23.12	27.31	20.42	18.69	12.29

Total Return (%)	17.87[b]	(7.37)	33.74	9.26	52.08	(35.65)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60[b]	1.19	1.18	1.22	1.29	1.21
Ratio of net investment income
(loss) to average net assets	.21[b]	(.45)	(.70)	(.83)	(.79)	(.79)
Portfolio Turnover Rate	78.84[b]	170.59	107.07	113.42	128.80	126.43

Net Assets, end of period
($ x 1,000)	132,029	136,298	183,429	171,167	209,765	170,376

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager”or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair

16

value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $1,301,499 and long-term capital gains $13,594,130.The tax character of current year distributions will be determined at the end of the current year.

18

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2007 was approximately $95,000, with a related weighted average annualized interest rate of 5.82% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, the fund was charged $170,029 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2007, the fund was charged $34,710 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $16,537 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $78,115, shareholder services plan fees $26,038, custodian fees $9,675, chief compliance officer fees $2,726 and transfer agency per account fees $11,400.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

20

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $106,174,507 and $130,486,625, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $10,364,028, consisting of $14,007,916 gross unrealized appreciation and $3,643,888 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund21

PROX RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006. The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

22

NOTES

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
28	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Technology Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Technology Growth Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the six-month period ended February 28, 2007, the fund produced total returns of 8.69% for its Class A shares, 8.09% for its Class B shares, 8.16% for its Class C shares, 8.86% for its Class R shares and 8.42% for its Class T shares.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 11.23% and 8.93%, respectively, over the same period.2,3

Technology stocks exceeded the average return of the broader U.S. stock market during the reporting period as investors generally remained comfortable with risk in an environment of moderate economic growth and robust corporate earnings.As a result, the fund’s returns were generally in line with the S&P 500 Index. However, the fund underperformed the MS High Tech 35 Index, partly due to relative weakness in some longstanding holdings that retreated after previously posting strong gains.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation. We attempt to identify trends that we believe will drive demand within technology-related sectors. We then strive to identify the companies that appear likely to benefit from these trends. Typically, these companies are market leaders that have achieved rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research to understand these companies’ competitive advantages.Although we look for companies with growth potential, some of the fund’s investments may currently be experiencing losses, and we may invest in initial public offerings and the aftermarket.

What other factors influenced the fund’s performance?

Technology stocks fared relatively well in an environment characterized by moderate economic growth,subdued inflation,stable interest rates and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rising corporate earnings. In this favorable investment climate, investors apparently felt comfortable assuming the risks that the relatively volatile technology sector typically entails. Positive macroeconomic factors were offset to a degree by concerns regarding inventories of unsold goods among semiconductor companies and manufacturers of components used in personal computers. In addition, the ongoing “stock option backdating” scandal continued to weigh on investor sentiment.

The fund’s relative performance benefited from the success of our security selection strategy in several sub-sectors of the overall technology market. Among computer hardware manufacturers, our emphasis on Apple boosted returns as sales of innovative products, such as the iPod music and video player, remained strong and consumers looked forward to the release of the iPhone later this year. Conversely, the fund avoided weakness in Dell, which continued to suffer from competitive challenges and pricing pressures.

In the information technology services area, outsourcers Cognizant Technology Solutions and Accenture benefited from the ongoing transfer of non-core business activities to lower cost labor markets in foreign countries, such as India.The fund’s relative results were boosted further by its lack of exposure to weak performers in the electronic components area, including Jabil Circuit and Flextronics International.

In the packaged software industry,Adobe Systems and Microsoft achieved strong sales of new and upgraded products.The fund also benefited from its relatively light holdings of business software solutions provider SAP and its lack of exposure to computer security specialist Symantec and financial software developer Intuit.

Other strong relative performers during the reporting period included MEMC Electronic Materials, which encountered rising demand for silicon from manufacturers of solar energy panels. GPS systems company Garmin encountered strong consumer demand for a new generation of navigation systems. Information technology infrastructure provider Akamai Technologies prospered as more companies sought to deliver broadband-intensive applications over the Internet.

Disappointments during the reporting period included Corning, which, despite strong demand for glass used in flat-panel displays, lost value after advancing in earlier reporting periods. Similarly, telecommu-

4

nications billing services provider Amdocs continued to achieve healthy financial results, but its stock declined after previously posting robust gains. Other laggards fell short of expectations and were eliminated from the portfolio. Cellular handset maker Motorola so far has failed to develop a successor to its aging Razr line of cellular telephones.Video editing systems company Avid Technology encountered difficulties in executing its business plan, and flash memory provider SanDisk suffered from a supply glut in its market segment.

What is the fund’s current strategy?

We have continued to emphasize companies that we believe are poised to benefit from long-term technological trends, including the rising popularity of LCD televisions, corporate outsourcing to foreign countries, wider adoption of satellite navigation systems, the growth of wireless communications and the increasing use of broadband-intensive applications on the Internet.While volatility should be expected over the near term as economic and market conditions evolve, we believe that these secular trends are likely to create long-term opportunities for patient investors.

March 15, 2007

The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The
Index does not take into account fees and expenses to which the fund is subject.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 13.00	$ 12.13	$ 5.59	$ 9.51
Ending value (after expenses)	$1,086.90	$1,080.90	$1,081.60	$1,088.60	$1,084.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.25	$ 12.57	$ 11.73	$ 5.41	$ 9.20
Ending value (after expenses)	$1,017.60	$1,012.30	$1,013.14	$1,019.44	$1,015.67

† Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.52% for Class B, 2.35% for
Class C, 1.08% for Class R and 1.84% from Class T Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)

Consumer Discretionary—3.5%
Garmin	295,600 [a]	16,187,056
Health Care—.8%
Genentech	44,500 [b]	3,754,465
Information Technology—94.7%
Accenture, Cl. A	379,100	13,533,870
Adobe Systems	380,000 [b]	14,915,000
Akamai Technologies	253,800 [b]	13,088,466
Amdocs	397,200 [b]	13,747,092
Apple Computer	127,100 [b]	10,753,931
Automatic Data Processing	335,700	16,714,503
Bluestream Ventures, LP	4,382,300 [b,e]	3,185,958
Broadcom, Cl. A	477,150 [b]	16,266,044
CheckFree	298,500 [b]	11,319,120
Cisco Systems	660,200 [b]	17,125,588
Citrix Systems	234,600 [b]	7,554,120
Cognizant Technology Solutions, Cl. A	206,300 [b]	18,608,260
Comverse Technology	601,400 [b]	13,218,772
Corning	798,500 [b]	16,473,055
Electronic Arts	195,400 [b]	9,852,068
EMC/Massachusetts	405,400 [b]	5,655,330
Google, Cl. A	41,400 [b]	18,607,230
Harris	113,500	5,570,580
Hewlett-Packard	349,500	13,763,310
Infosys Technologies, ADR	303,600 [a]	16,473,336
Ingenex	7,900 [b,e]	0
Intel	234,500	4,654,825
Juniper Networks	795,000 [a,b]	15,033,450

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Marvell Technology Group	394,400 [b]	8,093,088
MEMC Electronic Materials	305,500 [b]	15,754,635
Microsoft	740,100	20,848,617
Network Appliance	437,400 [b]	16,914,258
Oracle	398,100 [b]	6,540,783
QUALCOMM	339,200	13,662,976
Samsung Electronics, GDR	17,700 [c]	5,314,425
SAP, ADR	178,500 [a]	8,205,645
Seagate Technology	261,400	7,031,660
SiRF Technology Holdings	267,100 [a,b]	7,636,389
Sun Microsystems	1,514,500 [b]	9,283,885
Taiwan Semiconductor
Manufacturing, ADR	1,084,209 [a]	12,034,720
Tellabs	682,500 [b]	7,152,600
Texas Instruments	302,000	9,349,920
Yahoo!	333,000 [b]	10,276,380
		434,213,889
Total Common Stocks
(cost $357,183,760)		454,155,410

Other Investment—.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,314,000)	4,314,000 [d]	4,314,000

8

Investment of Cash Collateral
for Securities Loaned—10.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional
Cash Advantage Fund
(cost $45,992,446)	45,992,446 [d]	45,992,446

Total Investments (cost $407,490,206)	109.9%	504,461,856

Liabilities, Less Cash and Receivables	(9.9%)	(45,307,064)

Net Assets	100.0%	459,154,792

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $44,226,620 and the total market value of the collateral held by the fund is $45,992,446.
[b] Non-income producing security.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, this security amounted to $5,314,425 or 1.2% of net assets.
[d] Investment in affiliated money market mutual fund.
[e] Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$3,185,958 representing .7% of net assets (see below).

Issuer	Acquisition Date	Purchase Price ($)†	Net Assets (%)	Valuation ($)††

Bluestream
Ventures, LP	4/30/2004-11/29/2006	0.71	0.7	.73 per share
Ingenex	4/30/2004	0.00	0.0	.00 per share

†	Average cost per unit
††	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) †††

	Value (%)		Value (%)

Information Technology	94.7	Health Care	.8
Money Market Investments	10.9
Consumer Discretionary	3.5		109.9

††† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $44,226,620)—Note 1(c):
Unaffiliated issuers	357,183,760	454,155,410
Affiliated issuers	50,306,446	50,306,446
Cash		150,002
Receivable for investment securities sold		2,774,080
Dividends and interest receivable		192,047
Receivable for shares of Common Stock subscribed		156,614
Prepaid expenses		68,851
		507,803,450

Liabilities ($):
Due to the Dreyfus Corporation and affiliates—Note 3(c)		592,883
Liability for securities on loan—Note 1(c)		45,992,446
Payable for shares of Common Stock redeemed		1,516,307
Accrued expenses		547,022
		48,648,658

Net Assets ($)		459,154,792

Composition of Net Assets ($):
Paid-in capital		643,808,379
Accumulated investment (loss)—net		(2,677,511)
Accumulated net realized gain (loss) on investments		(278,947,726)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		96,971,650

Net Assets ($)		459,154,792

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	378,341,218	28,301,677	44,554,408	5,026,925	2,930,564
Shares Outstanding	15,117,975	1,217,394	1,908,900	194,775	120,984

Net Asset Value
Per Share ($)	25.03	23.25	23.34	25.81	24.22

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $3,620 foreign taxes withheld at source):
Unaffiliated issuers	979,670
Affiliate issuers	193,361
Income on securities lending	129,569
Total Income	1,302,600
Expenses:
Management fee—Note 3(a)	1,848,255
Shareholder servicing costs—Note 3(c)	1,541,882
Distribution fees—Note 3(b)	321,149
Prospectus and shareholders’ reports	126,349
Professional fees	55,883
Registration fees	44,941
Custodian fees—Note 3(c)	19,391
Interest expense—Note 2	9,354
Directors’ fees and expenses—Note 3(d)	1,917
Miscellaneous	12,336
Total Expenses	3,981,457
Less—reduction in custody fees due to earnings credits—Note 1(c)	(1,346)
Net Expenses	3,980,111
Investment (Loss)—Net	(2,677,511)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,269,906
Net realized gain (loss) on forward currency exchange contracts	(1,900)
Net Realized Gain (Loss)	12,268,006
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	32,241,596
Net Realized and Unrealized Gain (Loss) on Investments	44,509,602
Net Increase in Net Assets Resulting from Operations	41,832,091

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment (loss)—net	(2,677,511)	(7,428,084)
Net realized gain (loss) on investments	12,268,006	202,219,810
Net unrealized appreciation
(depreciation) on investments	32,241,596	(112,127,827)
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,832,091	82,663,899

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	40,466,323	161,187,648
Class B shares	182,992	1,513,909
Class C shares	651,282	1,564,828
Class R shares	929,056	93,497,671
Class T shares	411,539	1,715,341
Cost of shares redeemed:
Class A shares	(87,579,834)	(163,070,827)
Class B shares	(20,673,148)	(127,359,414)
Class C shares	(10,775,493)	(20,020,222)
Class R shares	(934,003)	(1,135,312,431)
Class T shares	(1,995,816)	(2,249,273)
Capital contribution by Manager—Note 3 (e)	—	2,289,116
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(79,317,102)	(1,186,243,654)
Total Increase (Decrease) in Net Assets	(37,485,011)	(1,103,579,755)

Net Assets ($):
Beginning of Period	496,639,803	1,600,219,558
End of Period	459,154,792	496,639,803

12

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	1,656,065	6,724,640
Shares redeemed	(3,536,692)	(6,890,133)
Net Increase (Decrease) in Shares Outstanding	(1,880,627)	(165,493)

Class B [a]
Shares sold	7,986	66,752
Shares redeemed	(912,739)	(5,637,131)
Net Increase (Decrease) in Shares Outstanding	(904,753)	(5,570,379)

Class C
Shares sold	28,561	69,024
Shares redeemed	(467,026)	(898,129)
Net Increase (Decrease) in Shares Outstanding	(438,465)	(829,105)

Class R
Shares sold	36,958	3,924,941
Shares redeemed	(36,686)	(46,434,346)
Net Increase (Decrease) in Shares Outstanding	272	(42,509,405)

Class T
Shares sold	17,285	73,938
Shares redeemed	(83,919)	(98,520)
Net Increase (Decrease) in Shares Outstanding	(66,634)	(24,582)

[a] During the period ended February 28, 2007, 504,476 Class B shares representing $11,382,251 were automatically converted to 470,402 Class A shares and during the period ended August 31, 2006, 3,352,551
Class B shares representing $76,137,578 were automatically converted to 3,153,293 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007
			Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.03	22.40	19.64	21.28	14.89	22.58
Investment Operations:
Investment (loss)—net [a]	(.11)	(.18)	(.10)	(.24)	(.18)	(.25)
Net realized and unrealized
gain (loss) on investments	2.11	.78	2.86	(1.40)	6.57	(7.44)
Total from Investment Operations	2.00	.60	2.76	(1.64)	6.39	(7.69)
Capital contribution by Manager	—	.03	—	—	—	—
Net asset value, end of period	25.03	23.03	22.40	19.64	21.28	14.89

Total Return (%) [b]	8.69[c]	2.81[d]	14.05	(7.71)	42.91	(34.06)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72[c]	1.38	1.32	1.42	1.57	1.55
Ratio of net expenses
to average net assets	.72[c]	1.38	1.32	1.42	1.57	1.55
Ratio of net investment (loss)
to average net assets	(.46)[c]	(.77)	(.45)	(1.06)	(1.06)	(1.13)
Portfolio Turnover Rate	10.21[c]	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period
($ x 1,000)	378,341	391,530	384,411	398,767	423,425	314,261

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 2.67%.
See notes to financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	21.51	21.17	18.75	20.50	14.49	22.16
Investment Operations:
Investment (loss)—net [a]	(.22)	(.41)	(.29)	(.43)	(.33)	(.42)
Net realized and unrealized
gain (loss) on investments	1.96	.72	2.71	(1.32)	6.34	(7.25)
Total from Investment Operations	1.74	.31	2.42	(1.75)	6.01	(7.67)
Capital contribution by Manager	—	.03	—	—	—	—
Net asset value, end of period	23.25	21.51	21.17	18.75	20.50	14.49

Total Return (%) [b]	8.09[c]	1.61[d]	12.91	(8.54)	41.48	(34.61)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25[c]	2.47	2.29	2.36	2.54	2.43
Ratio of net expenses
to average net assets	1.25[c]	2.47	2.29	2.36	2.54	2.43
Ratio of net investment (loss)
to average net assets	(.99)[c]	(1.92)	(1.41)	(2.00)	(2.03)	(2.00)
Portfolio Turnover Rate	10.21[c]	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period
($ x 1,000)	28,302	45,652	162,849	206,901	239,954	198,340

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 1.47%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	21.58	21.19	18.76	20.51	14.49	22.15
Investment Operations:
Investment (loss)—net [a]	(.21)	(.38)	(.29)	(.42)	(.32)	(.41)
Net realized and unrealized
gain (loss) on investments	1.97	.74	2.72	(1.33)	6.34	(7.25)
Total from Investment Operations	1.76	.36	2.43	(1.75)	6.02	(7.66)
Capital contribution by Manager	—	.03	—	—	—	—
Net asset value, end of period	23.34	21.58	21.19	18.76	20.51	14.49

Total Return (%) [b]	8.16[c]	1.84[d]	12.95	(8.53)	41.55	(34.58)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17[c]	2.33	2.28	2.33	2.51	2.38
Ratio of net expenses
to average net assets	1.17[c]	2.33	2.28	2.33	2.51	2.38
Ratio of net investment (loss)
to average net assets	(.90)[c]	(1.73)	(1.39)	(1.98)	(2.00)	(1.95)
Portfolio Turnover Rate	10.21[c]	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period
($ x 1,000)	44,554	50,656	67,295	87,980	107,737	91,048

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 1.70%.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	23.71	22.97	20.06	21.63	15.05	22.72
Investment Operations:
Investment income (loss)—net [a]	(.07)	(.08)	.00[b]	(.05)	(.08)	(.16)
Net realized and unrealized
gain (loss) on investments	2.17	.79	2.91	(1.52)	6.66	(7.51)
Total from Investment Operations	2.10	.71	2.91	(1.57)	6.58	(7.67)
Capital contribution by Manager	—	.03	—	—	—	—
Net asset value, end of period	25.81	23.71	22.97	20.06	21.63	15.05

Total Return (%)	8.86[c]	3.22[d]	14.51	(7.26)	43.72	(33.76)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.54[c]	.82	.86	.86	.97	1.15
Ratio of net expenses
to average net assets	.54[c]	.82	.86	.86	.97	1.15
Ratio of net investment income
(loss) to average net assets	(.28)[c]	(.36)	.01	(.26)	(.45)	(.73)
Portfolio Turnover Rate	10.21[c]	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period
($ x 1,000)	5,027	4,612	981,0361,051,240		14,750	8,318

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 3.08%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	22.34	21.81	19.22	20.90	14.70	22.38
Investment Operations:
Investment (loss)—net [a]	(.15)	(.27)	(.19)	(.31)	(.25)	(.34)
Net realized and unrealized
gain (loss) on investments	2.03	.77	2.78	(1.37)	6.45	(7.34)
Total from Investment Operations	1.88	.50	2.59	(1.68)	6.20	(7.68)
Capital contribution by Manager	—	.03	—	—	—	—
Net asset value, end of period	24.22	22.34	21.81	19.22	20.90	14.70

Total Return (%) [b]	8.42[c]	2.43[d]	13.48	(8.04)	42.18	(34.32)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91[c]	1.79	1.79	1.79	2.07	1.99
Ratio of net expenses
to average net assets	.91[c]	1.79	1.79	1.79	2.07	1.99
Ratio of net investment (loss)
to average net assets	(.65)[c]	(1.18)	(.91)	(1.43)	(1.56)	(1.56)
Portfolio Turnover Rate	10.21[c]	48.26	44.59	127.75	61.71	77.42

Net Assets, end of period
($ x 1,000)	2,931	4,191	4,629	4,931	4,451	3,364

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 2.29%.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connec-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tion with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investments companies that are not traded on an exchange are valued at their net asset value.When market quotations or

20

official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

22

(d) Affiliated issuers: Investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $285,382,746. If not applied, $212,157,244 of the carryover expires in fiscal 2011 and

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$73,225,502 expires in fiscal 2012. Due to annual limitations on the utilization of this carryover pursuant to Section 382 of the Internal Revenue Code, there may be additional limitations on the utilization of these amounts.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2007 was approximately $318,700, with a related weighted average annualized interest rate of 5.92% .

NOTE 3—Management Fee and Other Transactions With
Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2007, the Distributor retained $3,546 and $16 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $69,809 and $9,192 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T

24

shares were charged $134,255, $182,585 and $4,309, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $499,747, $44,752, $60,862 and $4,309, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $398,123 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $19,391 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $273,865, Rule 12b-1 distribution plan fees $44,154, shareholder services plan fees $90,295, custody fees $33,443, chief compliance officer

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees $2,726 and transfer agency per account fees $148,400.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) On November 28, 2005, the Manager made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that date. The capital contribution, which is reflected in the fund’s Paid-in-Capital and Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2007, amounted to $49,093,715 and $122,105,189, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund

26

realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At February 28, 2007, there were no forward currency exchange contracts outstanding.

At February 28, 2007, accumulated net unrealized appreciation on investments was $96,971,650, consisting of $101,179,606 gross unrealized appreciation and $4,207,956 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

28

For More Information

Ticker Symbols:	Class A: DTGRX	Class B: DTGBX	Class C: DTGCX
	Class R: DGVRX	Class T: DPTGX

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
30	Proxy Results

FOR MORE	INFORMATION

Back Cover

The Fund

Dreyfus Premier
Future Leaders Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Future Leaders Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio managers, each of whom is a member of the Smallcap Team of Franklin Portfolio Associates, a Dreyfus affiliate.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 8.53% for Class A shares, 8.12% for Class B shares, 8.11% for Class C shares, 8.70% for Class R shares and 8.37% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a total return of 10.76% for the same period.2

Favorable economic conditions bolstered the stock market’s performance throughout the reporting period. Strong corporate earnings, steady interest rates and subdued inflation drove stocks steadily higher across most market sectors.As they have for the better part of the past six years, small-and midcap stocks outperformed their large-cap counterparts, but by relatively narrow margins.These favorable conditions generally supported the fund’s performance.While the value-oriented metrics we use to select stocks enhanced the fund’s returns, momentum-oriented metrics proved to be less effective in identifying strong performing shares. Overall, the negative impact of momentum factors outweighed the positive impact of valuation factors on the fund’s relative performance during the reporting period, and the fund’s returns lagged the benchmark.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.We employ a disciplined, “bottom-up,” approach to identify undervalued securities. Our proprietary quantitative model uses more than 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to

The Fund3

DISCUSSION OF FUND PERFORMANCE (continued)

maintain a neutral exposure to industry groups relative to the Index. Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund’s performance?

Investors favored relatively less financially sound firms with higher leverage and weaker balance sheets.Our disciplined investment process tended to favor more financially stable companies with stronger balance sheets, and these characteristics detracted from performance during the period. In addition, the fund’s stock selection process led to slightly overweight and underweighted positions in certain industry sectors. A slightly greater-than-average exposure to the financial services sector and slightly lower-than-average exposure to the consumer durables and commercial services areas further detracted from the fund’s relative performance.

Despite these factors, the fund participated in the market’s advance to a significant degree. A notable example in the industrials area was the fund’s investment in heavy machinery maker JLG Industries, which surged in value when the company was acquired by Oshkosh Truck Corp. Among motor vehicle manufacturers in the relatively robust consumer durables sector, Navistar International performed particularly well, shifting from an attractive holding on a valuation basis to an attractive holding on a growth/momentum basis. In the information services sub-sector, automated customer management solution provider TeleTech Holdings advanced due to robust financial performance. Varian Semiconductor Equipment Associates rose sharply in the technology area, lending credence to its high score in our value and momentum rankings.

The most significant detractor from relative performance was bio-technology firm Nuvelo. The failure of an experimental anti-clotting drug in clinical trials to help patients with poor circulation led us to sell the fund’s position in Nuvelo.A few other holdings also hindered performance, but to a lesser degree. In the technology sector, digital media

4

provider RealNetworks declined sharply in February 2007 due to weak earnings forecasts in the wake of various acquisitions. In the industrials area, textile manufacturer Albany International lost ground late in the reporting period due to rising costs and competitive challenges. Finally, copper wire manufacturer Encore Wire saw its stock fall despite posting significant revenue and profit increases.The company’s growth fell slightly short of analysts’ expectations, and investors grew increasingly concerned about the potential for falling demand in the residential housing sector. Encore Wire was sold out of the portfolio during the period.

What is the fund’s current strategy?

We have continued to maintain the fund’s largely sector-neutral and industry-neutral posture. Our company-by-company stock selection process is approximately equally weighted between valuation and growth/momentum factors — a balance we maintain regardless of recent market behavior. Also, each of our sector exposures remains within 2% of the benchmark, helping us place greater emphasis on our security selection process and less on sector and industry risks.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The
Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.45	$ 11.20	$ 10.94	$ 6.00	$ 8.73
Ending value (after expenses)	$1,085.30	$1,081.20	$1,081.10	$1,087.00	$1,083.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.20	$ 10.84	$ 10.59	$ 5.81	$ 8.45
Ending value (after expenses)	$1,017.65	$1,014.03	$1,014.28	$1,019.04	$1,016.41

† Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.17% for Class B, 2.12% for
Class C, 1.16% for Class R and 1.69% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT	OF INVESTMENTS
February 28, 2007	(Unaudited)

Common Stocks—99.3%	Shares	Value ($)

Commercial & Professional Services—10.4%
Agilysys	75,000	1,575,000
Anixter International	17,700 [a]	1,097,400
CBIZ	69,900 [a,b]	476,718
Cenveo	63,800 [a]	1,407,428
COMSYS IT Partners	7,300 [a]	145,270
Diamond Management &
Technology Consultants	49,800	751,482
John H. Harland	18,700	944,350
Kforce	85,100 [a,b]	1,157,360
Performance Food Group	66,400 [a,b]	1,956,808
ProQuest	38,000 [a]	415,340
Rush Enterprises, Cl. A	64,900 [a]	1,205,193
Spartan Stores	44,000 [b]	1,037,960
Spherion	142,500 [a]	1,263,975
TeleTech Holdings	54,800 [a]	1,725,104
ValueClick	19,600 [a]	519,400
Vertrue	7,900 [a,b]	385,362
Viad	27,200	1,014,016
		17,078,166
Communications—1.5%
Alaska Communications Systems Group	53,600	784,168
CT Communications	27,300 [b]	643,461
Fairpoint Communications	20,000	382,000
Golden Telecom	5,900	319,839
RCN	11,800 [a]	322,730
		2,452,198
Consumer Durables—1.9%
Avatar Holdings	12,100 [a,b]	871,926
Select Comfort	19,900 [a,b]	368,747
WMS Industries	52,400 [a,b]	1,961,332
		3,202,005

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables—3.5%
M & F Worldwide	5,600 [a]	217,000
NBTY	38,200 [a]	1,859,576
Prestige Brands Holdings	26,100 [a]	299,106
Ralcorp Holdings	38,900 [a,b]	2,256,978
Steven Madden	35,650	1,053,814
		5,686,474
Consumer Services—5.7%
Jack in the Box	29,500 [a]	2,016,030
LodgeNet Entertainment	40,400 [a,b]	1,032,624
Pinnacle Entertainment	50,200 [a]	1,623,468
Priceline.com	7,200 [a,b]	377,352
Ruby Tuesday	58,000	1,699,400
Sinclair Broadcast Group, Cl. A	94,100	1,344,689
Travelzoo	11,300 [a]	379,793
World Wrestling Entertainment, Cl. A	60,000 [b]	955,200
		9,428,556
Electronic Technology—13.7%
Advanced Energy Industries	89,100 [a]	1,794,474
Amkor Technology	137,400 [a,b]	1,584,222
Brocade Communications Systems	181,400 [a]	1,634,414
Cymer	34,300 [a]	1,425,508
Digi International	36,100 [a]	482,657
GrafTech International	54,300 [a]	428,970
InterDigital Communications	84,700 [a,b]	2,940,784
Intevac	52,900 [a]	1,442,583
Newport	63,100 [a]	1,126,966
Sonus Networks	192,500 [a,b]	1,480,325
Triumph Group	41,200	2,208,732
TTM Technologies	153,500 [a]	1,740,690
UTStarcom	163,900 [a,b]	1,514,436
Varian Semiconductor
Equipment Associates	58,600 [a,b]	2,800,494
		22,605,255

8

Common Stocks (continued)	Shares	Value ($)

Energy Minerals—1.1%
Harvest Natural Resources	29,000 [a,b]	274,050
PetroHawk Energy	123,900 [a]	1,483,083
		1,757,133
Finance—24.1%
Advanta, Cl. B	45,700	1,908,889
American Physicians Capital	20,100 [a]	745,308
Argonaut Group	13,100 [a]	461,251
Ashford Hospitality Trust	115,400	1,430,960
BankAtlantic Bancorp, Cl. A	45,900	585,684
BankUnited Financial, Cl. A	55,500 [b]	1,355,310
Citizens Banking	62,095 [b]	1,409,557
City Holding	12,300	483,882
Commerce Group	50,200	1,439,234
Community Bank System	25,300	541,167
Corus Bankshares	71,000 [b]	1,317,760
Education Realty Trust	17,000	251,430
EMC Insurance Group	18,500 [b]	504,310
Entertainment Properties Trust	25,600 [b]	1,676,800
FelCor Lodging Trust	8,400	198,072
First Midwest Bancorp/IL	18,600 [b]	699,732
First Niagara Financial Group	106,100	1,506,620
FirstFed Financial	37,400 [a,b]	2,139,280
Getty Realty	26,400	783,288
GSI Commerce	34,400 [a]	658,072
Highland Hospitality	105,100 [b]	1,724,691
Inland Real Estate	82,900 [b]	1,584,219
Knight Capital Group, Cl. A	138,800 [a]	2,194,428
LTC Properties	19,000 [b]	491,340
National Financial Partners	43,000	1,984,880
National Retail Properties	24,100 [b]	582,738
Ocwen Financial	57,700 [a,b]	671,051
Ohio Casualty	36,100	1,076,502

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Omega Healthcare Investors	25,400	458,216
Oriental Financial Group	27,100	347,151
Phoenix Cos.	44,500	635,460
Ramco-Gershenson Properties	13,900	496,230
Safety Insurance Group	8,400	356,748
Senior Housing Properties Trust	58,300 b	1,395,702
Spirit Finance	71,700	926,364
Strategic Hotels & Resorts	22,100 b	464,763
TierOne	4,100	113,939
Umpqua Holdings	28,300	764,383
Westamerica Bancorporation	42,600 b	2,091,660
Wilshire Bancorp	13,200 b	224,928
Winston Hotels	54,200	760,968
		39,442,967
Health Care Technology—6.9%
Alpharma, Cl. A	44,300	1,167,748
Aspect Medical Systems	17,300 a,b	279,395
BioMarin Pharmaceutical	105,300 a,b	1,793,259
Diversa	65,300 a,b	490,403
Enzon Pharmaceuticals	38,900 a,b	322,092
Geron	73,200 a	554,856
Lifecell	8,500 a,b	202,895
Medicines	10,100 a	272,397
Palomar Medical Technologies	42,900 a,b	1,753,752
Salix Pharmaceuticals	41,400 a	588,294
Santarus	38,500	254,485
Savient Pharmaceuticals	20,900 a	282,986
Sciele Pharma	20,900	480,700
STERIS	55,700	1,442,630
SurModics	4,600 a,b	170,246
ViroPharma	43,000 a	688,000
Zoll Medical	24,000 a	667,440
		11,411,578
Industrial Services—2.5%
Allis-Chalmers Energy	69,300 a,b	1,137,213

10

Common Stocks (continued)	Shares	Value ($)

Industrial Services (continued)
Grey Wolf	268,300 [a,b]	1,794,927
Nautilus	47,100	812,475
Pericom Semiconductor	18,100 [a]	183,172
Trico Marine Services	7,300 [a]	266,012
		4,193,799
Process Industries—4.6%
AEP Industries	19,600 [a,b]	888,272
Albany International, Cl. A	57,700 [b]	1,973,340
Myers Industries	41,500	706,745
Pioneer Cos.	24,300 [a]	753,300
PolyOne	168,600 [a]	1,131,306
Spartech	79,100	2,094,568
		7,547,531
Producer Manufacturing—6.1%
American Woodmark	27,500 [b]	1,092,850
EnPro Industries	22,000 [a]	835,780
Genlyte Group	26,500 [a]	1,838,835
Goodman Global	36,500 [a]	693,500
LSI Industries	45,200	746,252
Navistar International	38,300 [a]	1,553,065
Simpson Manufacturing	28,100 [b]	933,482
Superior Essex	12,500 [a]	397,625
Wabtec	62,800	2,022,160
		10,113,549
Retail Trade—4.3%
Charlotte Russe Holding	19,300 [a,b]	563,367
Dress Barn	21,000 [a]	441,420
DSW, Cl. A	8,900 [a,b]	356,445
Genesco	30,400 [a]	1,216,000
Gymboree	26,100 [a]	983,709
Haverty Furniture Cos.	18,500 [b]	270,285
Men’s Wearhouse	36,300	1,607,364
Shoe Carnival	26,600 [a]	803,054
ValueVision Media, Cl. A	62,600 [a]	783,126
		7,024,770

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology Services—9.0%
Amedisys	17,500 [a]	559,650
AMERIGROUP	41,600 [a]	1,376,128
Ansoft	53,900 [a]	1,670,361
Internet Capital Group	79,000 [a]	903,760
Magellan Health Services	40,800 [a]	1,705,848
MedCath	24,000 [a,b]	696,480
MicroStrategy, Cl. A	3,300 [a]	416,031
Online Resources	28,800 [a,b]	298,080
RealNetworks	166,500 [a,b]	1,358,640
Sykes Enterprises	125,900 [a]	2,019,436
TIBCO Software	151,700 [a]	1,372,885
Tyler Technologies	35,200 [a]	479,776
Vignette	112,200 [a]	2,001,648
		14,858,723
Transportation—1.0%
Genesee & Wyoming, Cl. A	7,600 [a,b]	197,296
Pacer International	5,000	135,150
Saia	35,000 [a]	953,400
SkyWest	12,400	316,820
		1,602,666
Utilities—3.0%
Avista	28,200	659,880
CH Energy Group	8,200	388,352
El Paso Electric	75,700 [a]	1,781,978
Laclede Group	16,700	521,040
Westar Energy	57,800	1,553,086
		4,904,336
Total Common Stocks
(cost $139,527,898)		163,309,706

Other Investment—1.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,046,000)	2,046,000 [c]	2,046,000

12

Investment of Cash Collateral
for Securities Loaned—19.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $31,694,405)	31,694,405 [c]	31,694,405

Total Investments (cost $173,268,303)	119.8%	197,050,111

Liabilities, Less Cash and Receivables	(19.8%)	(32,551,230)

Net Assets	100.0%	164,498,881

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $30,129,947 and the total market value of the collateral held by the fund is $31,694,405.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Finance	24.1	Retail Trade	4.3
Money Market Investments	20.5	Consumer Non-Durables	3.5
Electronic Technology	13.7	Utilities	3.0
Commercial & Professional Services	10.4	Industrial Services	2.5
Technology Services	9.0	Consumer Durables	1.9
Health Care Technology	6.9	Communications	1.5
Producer Manufacturing	6.1	Energy Minerals	1.1
Consumer Services	5.7	Transportation	1.0
Process Industries	4.6		119.8

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT	OF ASSETS	AND	LIABILITIES
February 28, 2007	(Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $30,129,947)—Note 1(b):
Unaffiliated issuers	139,527,898	163,309,706
Affiliated issuers	33,740,405	33,740,405
Receivable for investment securities sold		867,251
Receivable for shares of Common Stock subscribed		90,925
Dividends and interest receivable		88,971
Prepaid expenses		27,634
		198,124,892

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		221,021
Cash overdraft due to Custodian		274,788
Liability for securities on loan—Note 1(b)		31,694,405
Payable for investment securities purchased		963,851
Payable for shares of Common Stock redeemed		363,604
Accrued expenses		108,342
		33,626,011

Net Assets ($)		164,498,881

Composition of Net Assets ($):
Paid-in capital		127,584,397
Accumulated investment (loss)—net		(186,678)
Accumulated net realized gain (loss) on investments		13,319,354
Accumulated net unrealized appreciation
(depreciation) on investments		23,781,808

Net Assets ($)		164,498,881

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	79,263,583	33,062,305	39,742,660	9,982,552	2,447,781
Shares Outstanding	4,936,031	2,200,603	2,638,942	601,174	156,834

Net Asset Value
Per Share ($)	16.06	15.02	15.06	16.61	15.61

See notes to financial statements.

14

STATEMENT	OF OPERATIONS
Six Months Ended	February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $888 foreign taxes withheld at source):
Unaffiliated issuers	1,006,874
Affiliated issuers	41,329
Income from securities lending	184,409
Total Income	1,232,612
Expenses:
Management fee—Note 3(a)	773,509
Shareholder servicing costs—Note 3(c)	353,413
Distribution fees—Note 3(b)	285,766
Registration fees	23,776
Professional fees	19,352
Prospectus and shareholders’ reports	19,339
Custodian fees—Note 3(c)	9,549
Directors’ fees and expenses—Note 3(d)	2,613
Interest expense—Note 2	843
Miscellaneous	6,098
Total Expenses	1,494,258
Investment (Loss)—Net	(261,646)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,100,746
Net unrealized appreciation (depreciation) on investments	397,575
Net Realized and Unrealized Gain (Loss) on Investments	14,498,321
Net Increase in Net Assets Resulting from Operations	14,236,675

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment (loss)—net	(261,646)	(1,176,464)
Net realized gain (loss) on investments	14,100,746	34,446,700
Net unrealized appreciation
(depreciation) on investments	397,575	(26,194,900)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,236,675	7,075,336

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(15,236,515)	(12,906,628)
Class B shares	(6,783,957)	(6,091,580)
Class C shares	(7,750,337)	(5,002,199)
Class R shares	(1,798,134)	(4,252,674)
Class T shares	(456,239)	(284,259)
Total Dividends	(32,025,182)	(28,537,340)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	11,874,060	31,051,655
Class B shares	377,443	2,199,728
Class C shares	3,745,225	9,378,952
Class R shares	888,707	3,032,361
Class T shares	349,457	1,281,397
Dividends reinvested:
Class A shares	14,153,003	11,186,326
Class B shares	6,263,148	5,562,440
Class C shares	6,953,548	4,342,037
Class R shares	1,739,716	3,749,382
Class T shares	378,434	237,583
Cost of shares redeemed:
Class A shares	(25,943,277)	(43,536,983)
Class B shares	(7,357,247)	(9,493,350)
Class C shares	(4,223,820)	(6,407,530)
Class R shares	(1,219,963)	(27,387,595)
Class T shares	(275,561)	(599,717)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	7,702,873	(15,403,314)
Total Increase (Decrease) in Net Assets	(10,085,634)	(36,865,318)

Net Assets ($):
Beginning of Period	174,584,515	211,449,833
End of Period	164,498,881	174,584,515
Undistributed investment income (loss)—net	(186,678)	74,968

16

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	687,133	1,649,272
Shares issued for dividends reinvested	878,707	613,862
Shares redeemed	(1,480,852)	(2,326,216)
Net Increase (Decrease) in Shares Outstanding	84,988	(63,082)

Class B [a]
Shares sold	24,094	119,871
Shares issued for dividends reinvested	414,583	318,453
Shares redeemed	(444,061)	(527,026)
Net Increase (Decrease) in Shares Outstanding	(5,384)	(88,702)

Class C
Shares sold	230,231	522,533
Shares issued for dividends reinvested	459,535	248,827
Shares redeemed	(262,822)	(356,199)
Net Increase (Decrease) in Shares Outstanding	426,944	415,161

Class R
Shares sold	48,466	156,893
Shares issued for dividends reinvested	104,487	200,717
Shares redeemed	(68,338)	(1,441,406)
Net Increase (Decrease) in Shares Outstanding	84,615	(1,083,796)

Class T
Shares sold	20,549	69,385
Shares issued for dividends reinvested	24,150	13,302
Shares redeemed	(16,358)	(33,097)
Net Increase (Decrease) in Shares Outstanding	28,341	49,590

[a] During the period ended February 28, 2007, 112,886 Class B shares representing $1,875,421 were automatically converted to 106,525 Class A shares and during the period ended August 31, 2006, 116,484 Class B shares representing $2,113,250 were automatically converted to 111,078 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.98	20.01	15.97	15.18	12.45	14.65
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.06)	(.12)	(.15)	(.12)	(.10)
Net realized and unrealized
gain (loss) on investments	1.55	.78	4.16	.94	2.85	(2.10)
Total from Investment Operations	1.55	.72	4.04	.79	2.73	(2.20)
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—	—
Net asset value, end of period	16.06	17.98	20.01	15.97	15.18	12.45

Total Return (%) [c]	8.53[d]	3.41	25.22	5.27	21.93	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[d]	1.44	1.46	1.42	1.50	1.43
Ratio of net expenses
to average net assets	.71[d]	1.25	1.39	1.42	1.50	1.43
Ratio of net investment (loss)
to average net assets	(.00)[d,e]	(.32)	(.62)	(.92)	(.96)	(.66)
Portfolio Turnover Rate	37.80[d]	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period
($ x 1,000)	79,264	87,239	98,348	92,873	54,761	38,350

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Amount represents less than .01%.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.09	19.27	15.48	14.82	12.25	14.52
Investment Operations:
Investment (loss)—net [a]	(.06)	(.20)	(.24)	(.27)	(.21)	(.21)
Net realized and unrealized
gain (loss) on investments	1.46	.77	4.03	.93	2.78	(2.06)
Total from Investment Operations	1.40	.57	3.79	.66	2.57	(2.27)
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—	—
Net asset value, end of period	15.02	17.09	19.27	15.48	14.82	12.25

Total Return (%) [b]	8.12[c]	2.64	24.48	4.45	20.98	(15.63)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08[c]	2.19	2.17	2.17	2.25	2.19
Ratio of net expenses
to average net assets	1.08[c]	2.00	2.10	2.17	2.25	2.19
Ratio of net investment (loss)
to average net assets	(.37)[c]	(1.08)	(1.33)	(1.68)	(1.71)	(1.43)
Portfolio Turnover Rate	37.80[c]	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period
($ x 1,000)	33,062	37,689	44,218	40,985	32,247	27,898

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.12	19.30	15.51	14.84	12.26	14.53
Investment Operations:
Investment (loss)—net [a]	(.06)	(.19)	(.23)	(.26)	(.21)	(.21)
Net realized and unrealized
gain (loss) on investments	1.47	.76	4.02	.93	2.79	(2.06)
Total from Investment Operations	1.41	.57	3.79	.67	2.58	(2.27)
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—	—
Net asset value, end of period	15.06	17.12	19.30	15.51	14.84	12.26

Total Return (%) [b]	8.11[c]	2.69	24.44	4.51	21.04	(15.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05[c]	2.15	2.13	2.13	2.26	2.19
Ratio of net expenses
to average net assets	1.05[c]	2.00	2.05	2.13	2.26	2.19
Ratio of net investment (loss)
to average net assets	(.34)[c]	(1.06)	(1.28)	(1.62)	(1.72)	(1.43)
Portfolio Turnover Rate	37.80[c]	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period
($ x 1,000)	39,743	37,859	34,685	28,674	15,730	12,918

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.46	20.40	16.21	15.34	12.53	14.69
Investment Operations:
Investment income (loss)—net [a]	.02	(.00)[b]	(.03)	(.09)	(.07)	(.05)
Net realized and unrealized
gain (loss) on investments	1.60	.81	4.22	.96	2.88	(2.11)
Total from Investment Operations	1.62	.81	4.19	.87	2.81	(2.16)
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—	—
Net asset value, end of period	16.61	18.46	20.40	16.21	15.34	12.53

Total Return (%)	8.70[c]	3.82	25.85	5.67	22.42	(14.70)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.58[c]	1.02	1.06	1.04	1.12	1.10
Ratio of net expenses
to average net assets	.58[c]	.85	1.01	1.04	1.12	1.10
Ratio of net investment income
(loss) to average net assets	.13[c]	(.00)[d]	(.19)	(.55)	(.58)	(.32)
Portfolio Turnover Rate	37.80[c]	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period
($ x 1,000)	9,983	9,537	32,646	84,373	91,367	77,506

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
[d] Amount represents less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS(continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.59	19.68	15.75	15.04	12.39	14.63
Investment Operations:
Investment (loss)—net [a]	(.02)	(.10)	(.17)	(.23)	(.18)	(.15)
Net realized and unrealized
gain (loss) on investments	1.51	.76	4.10	.94	2.83	(2.09)
Total from Investment Operations	1.49	.66	3.93	.71	2.65	(2.24)
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—	—
Net asset value, end of period	15.61	17.59	19.68	15.75	15.04	12.39

Total Return (%) [b]	8.37[c]	3.15	24.95	4.72	21.39	(15.31)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84[c]	1.75	1.78	1.90	1.96	1.79
Ratio of net expenses
to average net assets	.84[c]	1.50	1.70	1.90	1.96	1.79
Ratio of net investment (loss)
to average net assets	(.13)[c]	(.54)	(.92)	(1.40)	(1.43)	(1.02)
Portfolio Turnover Rate	37.80[c]	77.02	65.30	126.92	105.65	100.38

Net Assets, end of period
($ x 1,000)	2,448	2,260	1,552	1,066	667	441

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited )

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund will no longer offer Class B shares, except in con-

The Fund23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

nection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an

24

exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

26

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006, were as follows: long-term capital gains $28,537,340. The tax character of current year distributions will be determined at the end of the current year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the line of credit during the period ended February 28, 2007 was approximately $28,700, with a related weighted average annualized interest rate of 5.91% .

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2007, the Distributor retained $7,394 and $96 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $33,554 and $2,118 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $133,158, $149,594 and $3,014, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007 Class A, Class B, Class C and Class T shares were charged $105,121, $44,386, $49,865 and $3,014, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

28

During the period ended February 28, 2007, the fund was charged $61,030 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $9,549 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $118,976, Rule 12b-1 distribution plan fees $44,384, shareholder services plan fees $31,066, custodian fees $3,659, chief compliance officer fees $2,726 and transfer agency per account fees $20,210.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $64,768,671 and $90,208,039, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $23,781,808, consisting of $26,917,365 gross unrealized appreciation and $3,135,557 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund29

PROXY RESULS(Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

30

NOTES

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
29	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Strategic Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Strategic Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence. The overall result has been to bolster investor sentiment and stock prices. As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 12.09% for Class A shares, 11.69% for Class B shares, 11.69% for Class C shares, 12.23% for Class R shares and 11.91% for Class T shares.1 The fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 9.82% for the same period.2

Stocks rallied over much of the reporting period in response to moderate economic growth, subdued inflation, stable interest rates and rising corporate earnings.The fund achieved higher returns than its benchmark, primarily due to the success of our security selection strategy. Strong stock picks enabled the fund to outperform in nine of the 10 market sectors represented in the Index.

What is the fund’s investment approach?

The fund seeks capital appreciation.To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities. The fund may invest up to 30% of its assets in foreign issuers.When selecting stocks for the fund, we utilize a “bottom-up” approach in which we focus on individual stock selection rather than attempting to forecast market trends.Our investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

What other factors influenced the fund’s performance?

Investors’ concerns regarding robust economic growth and intensifying inflation pressures subsided early in the reporting period as housing markets cooled and energy prices fell.The Federal Reserve Board lent credence to a more benign inflation outlook when it refrained from raising interest rates after more than two years of rate hikes. These

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

factors, together with expectations of an economic “soft landing” and strong corporate earnings, helped fuel a U.S. stock market rally through the end of February, when turbulence in Chinese equity markets triggered a sharp market correction.

Investors appeared to grow more risk-averse as the economy slowed. Although they generally continued to favor smaller companies, the margin of small-cap outperformance narrowed considerably compared to previous reporting periods.Among large-cap stocks, value-oriented shares produced slightly higher returns than their more growth-oriented counterparts.

The fund participated fully in the market rally. Gains were particularly robust among holdings in the information technology sector, where a significantly overweighted position helped boost relative performance. Networking equipment provider Cisco Systems, which ranked among the fund’s top performers, benefited from rising demand for additional bandwidth from customers in the United States and Europe as well as the build-out of new networks in the emerging markets. Data warehousing solutions provider NCR gained value after announcing the spin-off of its database business.

In the industrials sector, heavy equipment manufacturer Navistar rose sharply as investors looked forward to an upturn in the truck business cycle. Among consumer discretionary companies, media companies advanced amid a number of private equity deals, including a buy-out of radio giant Clear Channel Communications. Lodging chain Marriott International also fared well as demand for rooms from business and leisure travelers was met with little increase in supply.We sold the fund’s positions in Navistar, Clear Channel and Marriott International after they reached our price targets.

Only the fund’s investments in the health care sector failed to keep pace with its respective benchmark component during the reporting period. Health care companies produced the lowest returns of any sector within the Index, and the fund’s overweight position in the sector intensified its weakness.While the fund’s holdings in the financials sector outperformed relative to its benchmark, the fund did not

4

participate in strength among real estate investment trusts (or REITs), which failed to meet our value criteria.

As the U.S. economy slowed over the reporting period, we gradually increased the fund’s weighted average market capitalization by focusing more intently on larger stocks.Very large companies have reached more attractive valuations compared to historical norms, including some that have demonstrated an ability to maintain earnings growth under a variety of economic conditions. For example, we added to positions in banking giant Citigroup, which pays a relatively robust dividend, and retailer Wal-Mart Stores, which appears to have addressed capital allocation issues.

What is the fund’s current strategy?

We have continued to employ our bottom-up approach in an effort to identify individual stocks with sound business fundamentals and attractive valuations. Nonetheless, we are aware of macroeconomic trends that may affect the market over the foreseeable future, including the risk that current problems in the sub-prime mortgage market may cause the U.S. economy to slow further. On the other hand, high cash levels on corporate balance sheets, the forces of globalization and low unemployment rates are positive factors that could continue to support higher stock prices for well-established and well-run companies in a variety of industry groups.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.15	$ 10.13	$ 9.92	$ 4.79	$ 7.51
Ending value (after expenses)	$1,120.90	$1,116.90	$1,116.90	$1,122.30	$1,119.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$5.86	$9.64	$9.44	$4.56	$7.15
Ending value (after expenses)	$1,018.99	$1,015.22	$1,015.42	$1,020.28	$1,017.70

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.93% for Class B, 1.89% for
Class C, .91% for Class R and 1.43% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)

Banking—7.1%
PMI Group	113,800	5,333,806
PNC Financial Services Group	38,300	2,807,773
Regions Financial	43,680	1,564,618
SunTrust Banks	35,200	2,967,712
U.S. Bancorp	102,100	3,640,886
Wachovia	89,190	4,938,450
Washington Mutual	57,990	2,498,209
		23,751,454
Consumer Discretionary—5.7%
Gap	159,000	3,051,210
Johnson Controls	26,880	2,521,344
Liberty Global, Ser. C	86,114 a	2,347,468
Lowe’s Cos.	53,420	1,739,355
McDonald’s	74,000	3,235,280
News, Cl. A	145,990	3,289,155
Omnicom Group	16,310	1,689,879
Toll Brothers	36,000 a	1,074,960
		18,948,651
Consumer Staples—9.6%
Altria Group	87,900	7,408,212
Clorox	24,600	1,558,656
Coca-Cola Enterprises	82,870	1,664,858
Colgate-Palmolive	24,500	1,650,320
Corrections Corp. of America	102 a	5,341
Dean Foods	75,800 a	3,414,032
Kraft Foods, Cl. A	48,220 b	1,539,182
Pilgrim’s Pride	55,310	1,694,698
Procter & Gamble	127,670	8,105,768
SUPERVALU	66,060	2,441,578
Wal-Mart Stores	52,090	2,515,947
		31,998,592
Energy—11.7%
Anadarko Petroleum	38,950	1,566,958
Arch Coal	23,700	738,018

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Cameron International	32,060 a,b	1,817,481
Chesapeake Energy	115,660 b	3,526,473
Chevron	104,678	7,181,958
Devon Energy	25,000	1,642,750
EOG Resources	56,680	3,839,503
Exxon Mobil	56,440	4,045,619
Foundation Coal Holdings	19,700	648,524
Hess	42,080	2,232,344
Marathon Oil	18,870	1,712,264
Occidental Petroleum	65,470	3,023,405
Valero Energy	68,130	3,927,694
XTO Energy	64,380	3,325,871
		39,228,862
Financial—24.7%
American International Group	66,329	4,450,676
AON	55,600	2,093,340
Capital One Financial	73,500	5,665,380
Chubb	109,360	5,582,828
CIT Group	59,750	3,374,083
Citigroup	263,474	13,279,090
Countrywide Financial	26,200 [b]	1,002,936
Fidelity National Financial, Cl. A	44,400	1,065,600
First American	20,060	945,829
Freddie Mac	109,800	7,046,964
Genworth Financial, Cl. A	85,720	3,031,916
Goldman Sachs Group	9,100	1,834,560
JPMorgan Chase & Co.	198,376	9,799,774
Lincoln National	48,600	3,312,090
MBIA	24,450	1,625,191
Merrill Lynch & Co.	75,200	6,292,736
MetLife	53,500	3,378,525
MGIC Investment	67,520 [b]	4,074,832

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Morgan Stanley	39,100	2,929,372
Nasdaq Stock Market	64,900 [a,b]	1,942,457
		82,728,179
Health Care—9.5%
Abbott Laboratories	111,010	6,063,366
Amgen	35,880 [a]	2,305,649
Baxter International	60,250	3,013,103
Bristol-Myers Squibb	49,500	1,306,305
IMS Health	59,400	1,715,472
Invitrogen	27,670 [a,b]	1,750,128
Merck & Co.	77,630	3,428,141
Thermo Fisher Scientific	71,940 [a]	3,256,724
WellPoint	35,200 [a]	2,794,528
Wyeth	125,690	6,148,755
		31,782,171
Industrial—5.5%
Eaton	32,350	2,620,673
General Electric	246,130	8,594,860
Lockheed Martin	18,300	1,780,224
Union Pacific	17,760	1,751,669
US Airways Group	67,700 [a]	3,540,033
		18,287,459
Information Technology—10.2%
Automatic Data Processing	53,200	2,648,828
Cisco Systems	257,400 [a]	6,676,956
Fiserv	32,080 [a]	1,698,957
Hewlett-Packard	163,530	6,439,811
International Business Machines	40,400	3,757,604
Microsoft	163,900	4,617,063
NCR	109,200 [a]	5,045,040
Sun Microsystems	533,400 [a]	3,269,742
		34,154,001

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Materials—3.4%
Air Products & Chemicals	21,100	1,578,702
Allegheny Technologies	11,940	1,223,253
Celanese, Ser. A	59,890	1,711,656
Martin Marietta Materials	7,910	991,281
Mosaic	161,330 [a,b]	4,104,235
Smurfit-Stone Container	133,300 [a,b]	1,644,922
		11,254,049
Telecommunication Services—6.7%
Alltel	20,300	1,229,977
AT & T	412,782	15,190,378
JDS Uniphase	108,280 [a]	1,755,219
Verizon Communications	112,890	4,225,473
		22,401,047
Utilities—5.6%
Constellation Energy Group	35,230	2,771,544
Entergy	18,800	1,855,560
Exelon	35,500	2,340,515
Mirant	54,900 [a]	2,045,574
NRG Energy	109,700 [a]	7,266,528
Questar	30,920	2,601,609
		18,881,330
Total Common Stocks
(cost $278,470,791)		333,415,795

Other Investment—1.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,002,000)	6,002,000 [c]	6,002,000

10

Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $10,872,243)	10,872,243 [c]	10,872,243

Total Investments (cost $295,345,034)	104.7%	350,290,038
Liabilities, Less Cash and Receivables	(4.7%)	(15,652,385)
Net Assets	100.0%	334,637,653

[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At February 28, 2007, the total market value of the fund’s securities on loan is $11,179,598 and the total market value of the collateral held by the fund is $11,552,967, consisting of cash collateral of $10,872,243 and U.S. Government and agency securities valued at $680,724.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	24.7	Consumer Discretionary	5.7
Energy	11.7	Utilities	5.6
Information Technology	10.2	Industrial	5.5
Consumer Staples	9.6	Money Market Investments	5.0
Health Care	9.5	Materials	3.4
Banking	7.1
Telecommunication Services	6.7		104.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $11,179,598)—Note 1(b):
Unaffiliated issuers	278,470,791	333,415,795
Affiliated issuers	16,874,243	16,874,243
Cash		689,700
Receivable for investment securities sold		2,002,362
Receivable for shares of Common Stock subscribed		713,074
Dividends and interest receivable		473,768
Prepaid expenses		32,362
		354,201,304

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		328,425
Liability for securities on loan—Note 1(b)		10,872,243
Payable for shares of Common Stock redeemed		5,300,158
Payable for investment securities purchased		2,954,228
Accrued expenses		108,597
		19,563,651

Net Assets ($)		334,637,653

Composition of Net Assets ($):
Paid-in capital		271,501,308
Accumulated undistributed investment income—net		708,195
Accumulated net realized gain (loss) on investments		7,483,146
Accumulated net unrealized appreciation
(depreciation) on investments		54,945,004

Net Assets ($)		334,637,653

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	282,097,009	15,356,838	24,527,210	6,103,407	6,553,189
Shares Outstanding	8,722,926	492,718	786,950	188,743	207,942

Net Asset Value
Per Share ($)	32.34	31.17	31.17	32.34	31.51

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,903,870
Affiliated issuers	102,282
Interest	32,071
Income from securities lending	791
Total Income	3,039,014
Expenses:
Management fee—Note 3(a)	1,187,738
Shareholder servicing costs—Note 3(c)	558,680
Distribution fees—Note 3(b)	152,550
Registration fees	37,999
Prospectus and shareholders’ reports	32,132
Custodian fees—Note 3(c)	18,077
Directors’ fees and expenses—Note 3(d)	4,797
Loan commitment fees—Note 2	479
Professional fees	448
Miscellaneous	7,417
Total Expenses	2,000,317
Less—expense reduction in custody fees
due to earnings credits—Note 1(b)	(478)
Net Expenses	1,999,839
Investment Income—Net	1,039,175

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,145,135
Net unrealized appreciation (depreciation) on investments	19,850,496
Net Realized and Unrealized Gain (Loss) on Investments	33,995,631
Net Increase in Net Assets Resulting from Operations	35,034,806

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income—net	1,039,175	1,475,180
Net realized gain (loss) on investments	14,145,135	15,873,451
Net unrealized appreciation
(depreciation) on investments	19,850,496	11,864,749
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,034,806	29,213,380

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,727,669)	(742,716)
Class B shares	—	(17,943)
Class C shares	(22,728)	(23,305)
Class R shares	(18,640)	(2,553)
Class T shares	(34,793)	(3,978)
Net realized gain on investments:
Class A shares	(15,573,703)	(14,749,268)
Class B shares	(870,690)	(936,343)
Class C shares	(1,434,166)	(917,496)
Class R shares	(120,425)	(40,631)
Class T shares	(329,320)	(89,271)
Total Dividends	(20,132,134)	(17,523,504)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	43,408,281	69,716,367
Class B shares	1,445,394	4,084,617
Class C shares	3,181,216	13,021,431
Class R shares	4,369,073	1,434,333
Class T shares	2,250,054	3,813,592

14

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	16,673,782	14,147,217
Class B shares	770,893	814,304
Class C shares	1,230,998	862,017
Class R shares	134,420	43,184
Class T shares	358,707	87,680
Cost of shares redeemed:
Class A shares	(33,033,255)	(46,181,842)
Class B shares	(1,831,537)	(2,923,358)
Class C shares	(2,723,397)	(1,712,395)
Class R shares	(340,444)	(266,239)
Class T shares	(481,214)	(580,150)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	35,412,971	56,360,758
Total Increase (Decrease) in Net Assets	50,315,643	68,050,634

Net Assets ($):
Beginning of Period	284,322,010	216,271,376
End of Period	334,637,653	284,322,010
Undistributed investment income—net	708,195	1,472,850

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class Aa
Shares sold	1,340,896	2,338,834
Shares issued for dividends reinvested	521,968	495,602
Shares redeemed	(1,021,762)	(1,550,139)
Net Increase (Decrease) in Shares Outstanding	841,102	1,284,297

Class B [a]
Shares sold	46,331	142,310
Shares issued for dividends reinvested	24,996	29,450
Shares redeemed	(58,405)	(100,301)
Net Increase (Decrease) in Shares Outstanding	12,922	71,459

Class C
Shares sold	102,778	453,755
Shares issued for dividends reinvested	39,916	31,197
Shares redeemed	(86,697)	(59,459)
Net Increase (Decrease) in Shares Outstanding	55,997	425,493

Class R
Shares sold	135,761	48,414
Shares issued for dividends reinvested	4,211	1,515
Shares redeemed	(10,557)	(9,001)
Net Increase (Decrease) in Shares Outstanding	129,415	40,928

Class T
Shares sold	70,608	129,681
Shares issued for dividends reinvested	11,519	3,138
Shares redeemed	(15,179)	(19,667)
Net Increase (Decrease) in Shares Outstanding	66,948	113,152
a During the period ended February 28, 2007, 9,428 Class B shares representing $301,630 were automatically converted to 9,076 Class A shares and during the period ended August 31, 2006, 29,175 Class B shares representing $847,051 were automatically converted to 28,230 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	30.75	29.48	24.76	21.62	17.14	22.45
Investment Operations:
Investment income (loss)—net[a]	.12	.20	.15	(.10)	(.02)	(.07)
Net realized and unrealized
gain (loss) on investments	3.57	3.42	4.57	3.24	4.50	(4.55)
Total from Investment Operations 3.69		3.62	4.72	3.14	4.48	(4.62)
Distributions:
Dividends from investment
income—net	(.21)	(.11)	—	—	—	(.07)
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—	(.62)
Total Distributions	(2.10)	(2.35)	—	—	—	(.69)
Net asset value, end of period	32.34	30.75	29.48	24.76	21.62	17.14

Total Return (%) [b]	12.09[c]	12.92	18.97	14.62	26.14	(21.25)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.58[c]	1.20	1.25	1.37	1.43	1.48
Ratio of net investment income
(loss) to average net assets	.37[c]	.69	.55	(.41)	(.12)	(.31)
Portfolio Turnover Rate	38.16[c]	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period
($ x 1,000)	282,097	242,377	194,491	110,939	101,555	120,206

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	29.62	28.62	24.21	21.28	16.98	22.40
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.02)	(.06)	(.25)	(.14)	(.17)
Net realized and unrealized
gain (loss) on investments	3.44	3.30	4.47	3.18	4.44	(4.55)
Total from Investment Operations 3.44		3.28	4.41	2.93	4.30	(4.72)
Distributions:
Dividends from investment
income—net	—	(.04)	—	—	—	(.08)
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—	(.62)
Total Distributions	(1.89)	(2.28)	—	—	—	(.70)
Net asset value, end of period	31.17	29.62	28.62	24.21	21.28	16.98

Total Return (%) [c]	11.69[d]	12.06	18.12	13.86	25.32	(21.79)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96[d]	1.97	2.04	2.03	2.11	2.07
Ratio of net investment (loss)
to average net assets	(.01)[d]	(.08)	(.23)	(1.03)	(.78)	(.82)
Portfolio Turnover Rate	38.16[d]	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period
($ x 1,000)	15,357	14,213	11,685	8,975	4,377	2,763

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	29.65	28.64	24.23	21.29	16.99	22.39
Investment Operations:
Investment income (loss)—net [a]	.00[b]	(.01)	(.05)	(.24)	(.13)	(.18)
Net realized and unrealized
gain (loss) on investments	3.44	3.32	4.46	3.18	4.43	(4.53)
Total from Investment Operations 3.44		3.31	4.41	2.94	4.30	(4.71)
Distributions:
Dividends from investment
income—net	(.03)	(.06)	—	—	—	(.07)
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—	(.62)
Total Distributions	(1.92)	(2.30)	—	—	—	(.69)
Net asset value, end of period	31.17	29.65	28.64	24.23	21.29	16.99

Total Return (%) [c]	11.69[d]	12.14	18.10	13.90	25.31	(21.73)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[d]	1.91	1.99	1.99	2.08	2.08
Ratio of net investment income
(loss) to average net assets	.01[d]	(.02)	(.19)	(.97)	(.74)	(.86)
Portfolio Turnover Rate	38.16[d]	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period
($ x 1,000)	24,527	21,669	8,748	4,681	1,094	483

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares (Unaudited)		2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	30.78	29.46	24.71	21.52	17.02	22.38
Investment Operations:
Investment income (loss)—net [a]	.17	.30	.18	(.04)	.01	.01
Net realized and unrealized
gain (loss) on investments	3.57	3.40	4.57	3.23	4.49	(4.67)
Total from Investment Operations	3.74	3.70	4.75	3.19	4.50	(4.66)
Distributions:
Dividends from investment
income—net	(.29)	(.14)	—	—	—	(.08)
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—	(.62)
Total Distributions	(2.18)	(2.38)	—	—	—	(.70)
Net asset value, end of period	32.34	30.78	29.46	24.71	21.52	17.02

Total Return (%)	12.23[b]	13.22	19.13	14.92	26.44	(21.52)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.45[b]	.92	1.16	1.13	1.19	1.11
Ratio of net investment income
(loss) to average net assets	.52[b]	.98	.65	(.17)	.06	.06
Portfolio Turnover Rate	38.16[b]	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period
($ x 1,000)	6,103	1,826	542	172	75	88
[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares (Unaudited)		2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	30.05	28.91	24.37	21.31	16.94	22.35
Investment Operations:
Investment income (loss)—net [a]	.08	.13	.06	(.15)	(.04)	(.14)
Net realized and unrealized
gain (loss) on investments	3.47	3.35	4.48	3.21	4.41	(4.60)
Total from Investment Operations	3.55	3.48	4.54	3.06	4.37	(4.74)
Distributions:
Dividends from investment
income—net	(.20)	(.10)	—	—	—	(.05)
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—	(.62)
Total Distributions	(2.09)	(2.34)	—	—	—	(.67)
Net asset value, end of period	31.51	30.05	28.91	24.37	21.31	16.94

Total Return (%) [b]	11.91[c]	12.67	18.53	14.45	25.80	(21.86)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[c]	1.43	1.58	1.68	1.61	1.94
Ratio of net investment income
(loss) to average net assets	.24[c]	.43	.20	(.63)	(.20)	(.72)
Portfolio Turnover Rate	38.16[c]	72.24	123.17	115.26	36.93	35.71

Net Assets, end of period
($ x 1,000)	6,553	4,236	805	146	16	3
[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares

22

redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

24

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $8,888,555 and long-term capital gains $8,634,949.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2007, the portfolio did not borrow under the Facility.

NOTE 3-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2007, the Distributor retained $17,979 and $70 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $12,211 and $1,927 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $55,897, $89,940 and $6,713, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $336,115, $18,632, $29,980 and $6,713, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $63,189 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank,N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $18,077 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$198,641, Rule 12b-1 distribution plan fees $24,870, shareholder services plan fees $65,031, custody fees $9,000, chief compliance officer fees $2,726 and transfer agency per account fees $28,157.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $139,061,878 and $119,675,879, respectively.

At February 28, 2007 accumulated net unrealized appreciation on investments was $54,945,004, consisting of $58,174,270 gross unrealized appreciation and $3,229,266 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

NOTE 5—Plan of Reorganization:

On November 8, 2006, the Board of Directors of the Company approved, and on March 1, 2007 the shareholders of Dreyfus Premier Value Fund also approved, an Agreement and Plan of Reorganization providing for the merger of Dreyfus Premier Value Fund into the fund. The merger was consummated as a tax-free reorganization following the close of business on March 21, 2007. On this date, Dreyfus Premier Value Fund exchanged all of its assets, subject to liabilities, for corresponding Class A, Class B, Class C, Class R and Class T shares of the fund of equal value. Such shares were distributed pro rata to stockholders of Dreyfus Premier Value Fund so that each stockholder received a number of Class A, Class B, Class C, Class R and Class T shares of the fund equal to the aggregate net asset value of the stockholder’s Dreyfus Premier Value Fund shares.

28

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

The Fund 29

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
International Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier International Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, international stock markets continued to perform very well over the course of the reporting period. Stock prices generally were propelled higher by stabilizing interest rates in the United States and other industrialized markets, receding inflationary pressures worldwide, fiscal reforms in many emerging markets and a surge in mergers-and-acquisitions activity and corporate reorganizations in Europe and the United States. Although the global economy has shown signs of a gradual slowdown in some areas, our chief economist currently believes the risk of a full-blown global recession is minimal.

We remain optimistic about the sustainability of the global economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector might derail confidence in one of the world’s largest economies.The overall result has been to bolster international investor sentiment and stock prices. As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these global trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 9.40% for its Class A shares, 9.04 for its Class B shares, 9.05% for its Class C shares, 9.57% for its Class R shares and 9.16% for its Class T shares.1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 12.17% for the same period.2

In an environment of strong global economic growth and favorable business dynamics, international stock markets continued to gain value throughout the reporting period. Although the fund was able to participate in the global markets’ rise to a degree, its returns lagged the benchmark, primarily due to its overweight position in Japanese financial and consumer-related stocks, which suffered during the reporting period due to the region’s slower-than-expected economic recovery.

What is the fund’s investment approach?

The fund seeks long-term capital growth by ordinarily investing most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven.When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

What other factors influenced the fund’s performance?

During the reporting period, international equity markets reported generally strong gains fueled by corporate restructuring and mergers-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and-acquisitions (“M&A”) activity throughout much of Europe. High levels of business confidence,positive earnings announcements and favorable economic growth forecasts in most countries also supported stock prices. Even a modest global stock market correction during the summer had little effect as international stocks quickly recovered and generally continued to gain value through the balance of the reporting period.

While the fund also benefited from these conditions, its lagging relative performance can be attributed to its overweight position in Japan, where we emphasized companies that were closely tied to the domestic economy. For example, two Japanese banking firms, Takefuji and Aiful, fell sharply following the adoption of new government regulations designed to reform the lending practices of consumer finance companies. Japan’s domestic economy remains in a recovery phase, but it has been slow to gain momentum. Other financial and consumer-related stocks also fell in this environment, including shares of Dentsu Corporation, a large advertising firm. In addition, the fund’s limited exposure to a number of Japanese auto and technology exporters that performed well also hurt its relative performance.

The fund enjoyed better results in Europe, where aggressive corporate restructuring efforts, strong export activities and improving domestic economic conditions bolstered a number of the fund’s German holdings. Notable winners included E.On AG, one of the country’s top electricity suppliers; Siemens AG, the electronics and electrical engineering giant; and Deutsche Post, whose DHL arm has expanded to become well positioned in Asia and Russia. In the United Kingdom, the fund benefited from its overweight positions in Centrica, the private gas supplier and distributor, and Smiths Group, the industrial giant whose stock price rose sharply on news of a buyout of its aerospace division from General Electric. Also in the U.K., wireless carrier Vodafone flourished during the fourth quarter of 2006 as part of an industry-wide rebound in the telecommunications services sector.

The fund’s exposure to emerging market countries also aided performance. Rich in iron ore, copper and other natural resources, the emerging markets continued to benefit from greater global demand for the industrial and construction materials needed to build the world’s industrial infrastructures.

4

From a market sector standpoint, some of the fund’s better returns stemmed from its overweight exposure to the information technology area, where two leading manufacturers of copiers and supplies, Ricoh and Canon, performed well. The fund’s telecommunications stocks also posted solid gains, most notably France Telecom, and one of the newer holdings to the fund,Telstra, located in Australia. Conversely, the fund’s holdings in financial and consumer discretionary stocks disappointed, most of which was limited to Japan.

What is the fund’s current strategy?

As of the end of the reporting period, we have found a number of investment opportunities in the health care, energy and consumer discretionary areas, where we believe stock prices have fallen to more attractive valuations. On the other hand, we are seeing fewer opportunities in the utilities area where valuations appear too high, which we attribute in part to the M&A activity in Europe. In our judgment, the fund remains well positioned to capture value-oriented opportunities in international markets.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.79	$ 11.71	$ 11.51	$ 5.98	$ 9.96
Ending value (after expenses)	$1,094.00	$1,090.40	$1,090.50	$1,095.70	$1,091.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.28	$ 11.08	$ 5.76	$ 9.59
Ending value (after expenses)	$1,017.36	$1,013.59	$1,013.79	$1,019.09	$1,015.27

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.26% for Class B, 2.22% for
Class C, 1.15% for Class R and 1.92% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—97.5%	Shares	Value ($)

Australia—3.5%
Amcor	1,177,524	6,763,452
Coca-Cola Amatil	209,624	1,365,896
Insurance Australia Group	499,018	2,351,194
National Australia Bank	238,189	7,574,325
Suncorp-Metway	1,710	29,331
Tabcorp Holdings	516,619	6,573,762
Telstra	1,434,640	4,815,303
		29,473,263
Belgium—.9%
Fortis	177,393	7,632,726
Brazil—1.0%
Petroleo Brasileiro, ADR	32,920	2,975,968
Tele Norte Leste Participacoes, ADR	405,740	5,262,448
		8,238,416
Finland—1.8%
M-real, Cl. B	237,130	1,612,658
Nokia	302,150	6,592,284
Nokia, ADR	84,414	1,842,757
UPM-Kymmene	187,223	4,879,981
		14,927,680
France—9.8%
BNP Paribas	73,540	7,680,923
Carrefour	57,050	3,810,375
Credit Agricole	209,836	8,373,442
France Telecom	436,980	11,869,794
Lagardere	67,090	5,156,462
Peugeot	40,360	2,722,882
Sanofi-Aventis	204,510	17,387,932
Thomson	309,680	5,826,469
Total	169,660	11,452,824
Total, ADR	69,228	4,660,429
Valeo	91,016	4,480,950
		83,422,482

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Germany—7.4%
Adidas	147,370	7,222,254
Allianz	31,400	6,755,272
Deutsche Bank	23,303	3,066,879
Deutsche Post	415,954	13,356,964
Deutsche Telekom	518,940	9,303,559
E.ON	27,927	3,665,461
Hannover Rueckversicherung	128,450 [a]	5,489,456
Medion	50,810	582,183
Muenchener Rueckversicherungs	9,270	1,477,090
Siemens	115,000	12,120,787
		63,039,905
Greece—.9%
Public Power	305,310	7,893,294
Hong Kong—1.3%
BOC Hong Kong Holdings	1,378,500	3,334,568
CITIC Pacific	460,200	1,537,298
Hutchison Whampoa	562,200	5,331,877
Johnson Electric Holdings	576,000	418,000
		10,621,743
Ireland—.4%
Bank of Ireland	133,585	3,045,339
Israel—.7%
Teva Pharmaceutical Industries, ADR	176,900	6,290,564
Italy—4.7%
Enel	371,740	3,883,149
ENI	200,705	6,147,547
Mediaset	762,780	8,861,076
Saras	942,460 [a]	5,190,508
UniCredito Italiano	925,910	8,575,501
Unipol	1,838,360	7,102,416
		39,760,197
Japan—25.1%
77 Bank	696,900	4,941,467
Aeon	536,900	11,207,632
Aiful	113,078	3,077,212

8

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Astellas Pharma	133,600	5,859,996
Canon	54,552	2,982,898
Dentsu	3,559	9,925,798
FUJIFILM Holdings	162,100	6,973,074
Funai Electric	51,900	5,013,454
Hino Motors	1,274,900	7,078,887
JS Group	201,500	4,529,812
Kao	155,400	4,544,128
Kuraray	293,600	3,210,804
Lawson	119,900	4,600,431
Mabuchi Motor	22,500	1,401,437
Matsumotokiyoshi	183,979	4,306,967
Mitsubishi	384,400	8,966,355
Mitsubishi UFJ Financial Group	940	11,598,563
Mitsui Trust Holdings	379,200	4,233,452
Nippon Express	1,836,900	11,736,289
Nippon Paper Group	1,396	5,379,894
Nissan Motor	895,300	10,381,167
NOK	333,000	5,698,922
Nomura Holdings	180,200	3,921,530
Ricoh	367,800	8,143,976
Rinnai	5,200	137,993
Rohm	137,000	12,585,591
Sankyo	17,100	767,386
Sekisui Chemical	878,500	7,253,704
Sekisui House	635,500	9,506,317
SFCG	14,413	2,350,906
Shinsei Bank	927,000	4,966,981
Sumitomo Mitsui Financial Group	1,683	16,357,067
Takefuji	116,210	4,537,420
TDK	21,400	1,785,067
Teijin	459,800	2,502,524
THK	75,000	1,888,865
		214,353,966

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Mexico—.8%
Coca-Cola Femsa, ADR	100,590	3,470,355
Telefonos de Mexico, ADR, Ser. L	112,692	3,272,576
		6,742,931
Netherlands—4.3%
ABN AMRO Holding	271,575	9,525,597
Aegon	366,531	7,250,110
Koninklijke Philips Electronics	139,750	5,134,763
Royal Dutch Shell, Cl. A	363,764	11,844,698
Vedior	116,860	2,549,642
		36,304,810
Singapore—1.9%
DBS Group Holdings	577,070	8,566,797
United Overseas Bank	574,500	7,739,651
		16,306,448
South Africa—.5%
Nedbank Group	241,817	4,503,779
South Korea—1.7%
Korea Electric Power, ADR	173,594	3,647,210
KT, ADR	116,470	2,618,245
LG Electronics	61,830	3,919,566
SK Telecom, ADR	186,840	4,259,952
		14,444,973
Spain—1.5%
Banco Santander Central Hispano	349,190	6,472,806
Repsol YPF	159,920	5,084,511
Repsol YPF, ADR	28,218	892,818
		12,450,135
Sweden—.7%
Svenska Cellulosa, Cl. B	72,300	3,748,361
Telefonaktiebolaget LM Ericsson, ADR	22,100	790,296
Telefonaktiebolaget LM Ericsson, Cl. B	322,700	1,149,916
		5,688,573
Switzerland—6.7%
Ciba Specialty Chemicals	158,146	10,066,669

10

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Clariant	200,000 [a]	3,135,517
Credit Suisse Group	8,050	558,339
Nestle	24,275	9,046,089
Novartis	300,180	16,717,732
Swiss Reinsurance	103,549	8,839,445
UBS	144,900	8,593,142
		56,956,933
Taiwan—.6%
United Microelectronics, ADR	1,509,664	4,981,891
United Kingdom—21.3%
BHP Billiton	361,610	7,253,975
BP	1,851,271	18,977,446
British Energy Group	233,661 [a]	1,899,695
Cadbury Schweppes	492,194	5,267,810
Centrica	599,494	4,405,994
Debenhams	1,637,270	5,843,755
Friends Provident	799,030	3,232,418
GlaxoSmithKline	632,492	17,761,855
HBOS	289,037	6,135,873
HSBC Holdings	946,042	16,553,330
Old Mutual	2,127,790	7,364,701
Reed Elsevier	692,140	8,066,998
Rentokil Initial	3,093,890	9,007,346
Rexam	365,370	3,616,269
Royal Bank of Scotland Group	414,558	16,355,450
Royal Dutch Shell, Cl. A	60,565	1,964,848
SABMiller	344,210	7,624,824
Smiths Group	264,730	5,354,731
Trinity Mirror	695,360	6,698,013
Unilever	596,150	15,933,491
Vodafone Group	4,319,312	12,002,405
		181,321,227
Total Common Stocks
(cost $717,833,139)		828,401,275

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—1.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,700,000)	11,700,000 [b]	11,700,000

Total Investments (cost $729,533,139)	98.9%	840,101,275
Cash and Receivables (Net)	1.1%	8,999,636
Net Assets	100.0%	849,100,911

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	24.3	Telecommunication Services	6.5
Consumer Discretionary	12.8	Information Technology	5.3
Industrial	9.9	Banking	3.9
Consumer Staples	9.1	Utilities	2.8
Energy	8.4	Others	1.4
Health Care	7.5
Materials	7.0		98.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	717,833,139	828,401,275
Affiliated issuers	11,700,000	11,700,000
Cash		1,544,935
Cash denominated in foreign currencies	12,222,265	12,310,680
Receivable for investment securities sold		9,199,708
Dividends receivable		1,659,466
Receivable for shares of Common Stock subscribed		1,486,125
Unrealized appreciation on forward
currency exchange contracts—Note 4		10,336
Prepaid expenses		34,152
		866,346,677

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		916,763
Payable for investment securities purchased		13,563,068
Payable for shares of Common Stock redeemed		2,053,007
Unrealized depreciation on forward
currency exchange contracts—Note 4		2,449
Accrued expenses and other liabilities		710,479
		17,245,766

Net Assets ($)		849,100,911

Composition of Net Assets ($):
Paid-in capital		695,146,883
Accumulated investment (loss)—net		(912,758)
Accumulated net realized gain (loss) on investments		44,179,206
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		110,687,580

Net Assets ($)		849,100,911

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	653,487,349	22,409,468	70,321,038	100,274,719	2,608,337
Shares Outstanding	33,238,803	1,163,735	3,640,069	5,096,575	136,545

Net Asset Value
Per Share ($)	19.66	19.26	19.32	19.67	19.10

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $336,014 foreign taxes withheld at source):
Unaffiliated issuers	5,685,649
Affiliated issuers	318,189
Interest	85,835
Total Income	6,089,673
Expenses:
Management fee—Note 3(a)	4,214,920
Shareholder servicing costs—Note 3(c)	1,488,909
Distribution fees—Note 3(b)	354,595
Custodian fees	326,066
Prospectus and shareholders’ reports	32,663
Registration fees	28,782
Professional fees	26,252
Directors’ fees and expenses—Note 3(d)	13,277
Loan commitment fees—Note 2	1,396
Miscellaneous	20,120
Total Expenses	6,506,980
Investment (Loss)—Net	(417,307)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	76,611,492
Net realized gain (loss) on forward currency exchange contracts	(645,429)
Net Realized Gain (Loss)	75,966,063
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	821,974
Net Realized and Unrealized Gain (Loss) on Investments	76,788,037
Net Increase in Net Assets Resulting from Operations	76,370,730

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income (loss)—net	(417,307)	9,515,870
Net realized gain (loss) on investments	75,966,063	137,758,789
Net unrealized appreciation
(depreciation) on investments	821,974	4,796,486
Net Increase (Decrease) in Net Assets
Resulting from Operations	76,370,730	152,071,145

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(9,650,459)	(6,946,995)
Class B shares	(178,052)	(124,907)
Class C shares	(577,046)	(376,169)
Class R shares	(1,715,599)	(841,019)
Class T shares	(30,881)	(22,187)
Net realized gain on investments:
Class A shares	(84,049,250)	(85,842,166)
Class B shares	(3,018,417)	(3,084,346)
Class C shares	(9,418,136)	(9,524,532)
Class R shares	(12,107,340)	(7,739,859)
Class T shares	(341,224)	(332,667)
Total Dividends	(121,086,404)	(114,834,847)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	95,797,875	200,640,623
Class B shares	1,362,512	3,784,998
Class C shares	10,015,677	19,941,787
Class R shares	23,875,198	34,779,239
Class T shares	550,909	744,298

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	79,706,891	76,410,211
Class B shares	2,520,043	2,453,442
Class C shares	3,311,548	3,028,658
Class R shares	13,699,730	8,457,524
Class T shares	168,856	163,847
Cost of shares redeemed:
Class A shares	(145,397,969)	(364,882,283)
Class B shares	(3,127,462)	(5,332,602)
Class C shares	(11,077,190)	(27,289,203)
Class R shares	(13,186,900)	(38,287,078)
Class T shares	(411,491)	(752,408)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	57,808,227	(86,138,947)
Total Increase (Decrease) in Net Assets	13,092,553	(48,902,649)

Net Assets ($):
Beginning of Period	836,008,358	884,911,007
End of Period	849,100,911	836,008,358
Undistributed investment income (loss)—net	(912,758)	11,656,586

16

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	4,702,310	9,958,372
Shares issued for dividends reinvested	4,104,428	4,099,409
Shares redeemed	(7,016,313)	(17,915,438)
Net Increase (Decrease) in Shares Outstanding	1,790,425	(3,857,657)

Class B [a]
Shares sold	68,955	193,232
Shares issued for dividends reinvested	132,245	133,426
Shares redeemed	(154,865)	(268,514)
Net Increase (Decrease) in Shares Outstanding	46,335	58,144

Class C
Shares sold	513,225	1,031,554
Shares issued for dividends reinvested	173,289	164,691
Shares redeemed	(546,366)	(1,369,858)
Net Increase (Decrease) in Shares Outstanding	140,148	(173,613)

Class R
Shares sold	1,159,646	1,717,355
Shares issued for dividends reinvested	705,444	453,730
Shares redeemed	(649,410)	(1,854,540)
Net Increase (Decrease) in Shares Outstanding	1,215,680	316,545

Class T
Shares sold	28,110	38,646
Shares issued for dividends reinvested	8,949	8,992
Shares redeemed	(20,929)	(39,177)
Net Increase (Decrease) in Shares Outstanding	16,130	8,461

[a] During the period ended February 28, 2007, 27,198 Class B shares representing $558,789, were automatically converted to 26,610 Class A shares and during the period ended August 31, 2006, 46,446 Class B shares representing $924,129 were automatically converted to 45,592 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003 [a]	2002

Per Share Data ($):
Net asset value,
beginning of period	20.91	20.27	17.10	14.10	13.29	14.70
Investment Operations:
Investment income (loss)—net [b]	(.01)	.25	.20	.18	.15	.17
Net realized and unrealized
gain (loss) on investments	1.94	3.62	3.15	2.97	.83	(1.29)
Total from Investment Operations	1.93	3.87	3.35	3.15	.98	(1.12)
Distributions:
Dividends from
investment income—net	(.33)	(.24)	(.18)	(.15)	(.17)	(.12)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—	(.17)
Total Distributions	(3.18)	(3.23)	(.18)	(.15)	(.17)	(.29)
Net asset value, end of period	19.66	20.91	20.27	17.10	14.10	13.29

Total Return (%)	9.40[c,d]	21.06[c]	19.65[c]	22.46[c]	7.56[c]	(7.64)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74[d]	1.55	1.51	1.49	1.54	1.40
Ratio of net expenses
to average net assets	.74[d]	1.55	1.51	1.49	1.54	1.40
Ratio of net investment income
(loss) to average net assets	(.02)[d]	1.23	1.02	1.11	1.22	1.21
Portfolio Turnover Rate	30.32[d]	48.74	43.05	49.82	42.86	29.14

Net Assets, end of period
($ x 1,000)	653,487 657,525		715,768	518,880	343,621	322,490

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.46	19.92	16.86	14.00	12.24
Investment Operations:
Investment income (loss)—net [b]	(.08)	.09	.06	.09	.09
Net realized and unrealized
gain (loss) on investments	1.90	3.56	3.09	2.91	1.84
Total from Investment Operations	1.82	3.65	3.15	3.00	1.93
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.09)	(.14)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.02)	(3.11)	(.09)	(.14)	(.17)
Net asset value, end of period	19.26	20.46	19.92	16.86	14.00

Total Return (%) [c]	9.04[d]	20.15	18.70	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12[d]	2.32	2.32	2.33	2.00[d]
Ratio of net expenses to average net assets	1.12[d]	2.32	2.32	2.33	2.00[d]
Ratio of net investment income
(loss) to average net assets	(.40)[d]	.46	.30	.55	.70[d]
Portfolio Turnover Rate	30.32[d]	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	22,409	22,865	21,101	12,538	827

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.52	19.97	16.90	14.04	12.24
Investment Operations:
Investment income (loss)—net [b]	(.08)	.10	.07	.12	.12
Net realized and unrealized
gain (loss) on investments	1.90	3.56	3.10	2.89	1.85
Total from Investment Operations	1.82	3.66	3.17	3.01	1.97
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.10)	(.15)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.02)	(3.11)	(.10)	(.15)	(.17)
Net asset value, end of period	19.32	20.52	19.97	16.90	14.04

Total Return (%) [c]	9.05[d]	20.14	18.79	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[d]	2.26	2.26	2.26	1.80[d]
Ratio of net expenses to average net assets	1.10[d]	2.26	2.26	2.26	1.80[d]
Ratio of net investment income
(loss) to average net assets	(.38)[d]	.51	.35	.73	.89[d]
Portfolio Turnover Rate	30.32[d]	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	70,321	71,830	73,348	40,291	1,647

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.96	20.33	17.13	14.12	12.24
Investment Operations:
Investment income—net [b]	.03	.32	.30	.31	.22
Net realized and unrealized
gain (loss) on investments	1.93	3.63	3.13	2.90	1.83
Total from Investment Operations	1.96	3.95	3.43	3.21	2.05
Distributions:
Dividends from investment income—net	(.40)	(.33)	(.23)	(.20)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.25)	(3.32)	(.23)	(.20)	(.17)
Net asset value, end of period	19.67	20.96	20.33	17.13	14.12

Total Return (%)	9.57[c]	21.45	20.11	22.86	16.95[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[c]	1.21	1.13	1.16	.96[c]
Ratio of net expenses to average net assets	.57[c]	1.21	1.13	1.16	.96[c]
Ratio of net investment income
to average net assets	.14[c]	1.58	1.56	1.82	1.73[c]
Portfolio Turnover Rate	30.32[c]	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	100,275	81,335	72,470	40,927	3,778

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.38	19.87	16.81	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	(.05)	.16	.13	.18	(.04)
Net realized and unrealized
gain (loss) on investments	1.88	3.54	3.09	2.87	1.92
Total from Investment Operations	1.83	3.70	3.22	3.05	1.88
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.16)	(.19)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.11)	(3.19)	(.16)	(.19)	(.17)
Net asset value, end of period	19.10	20.38	19.87	16.81	13.95

Total Return (%) [c]	9.16[d]	20.54	19.18	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	1.96	1.92	1.81	1.92[d]
Ratio of net expenses to average net assets	.95[d]	1.96	1.92	1.81	1.92[d]
Ratio of net investment income
(loss) to average net assets	(.24)[d]	.83	.65	1.05	(.45)[d]
Portfolio Turnover Rate	30.32[d]	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	2,608	2,454	2,224	1,006	27

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares except in connection with divi-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not

24

to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

26

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $8,424,076 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2006.This amount can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, the capital loss carryover expires in fiscal 2010.The accumulated capital loss carryover reflected above represents capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006, was as follows: ordinary income $24,435,033 and long-term capital gains $90,399,814.The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2007, the Distributor retained $9,261 and $158 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $14,348 and $6,496 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $84,708, $266,753 and $3,134, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the

28

maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $817,764, $28,236, $88,918 and $3,134, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $127,066 pursuant to the transfer agency agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $667,634, Rule 12b-1 distribution plan fees $55,073, shareholder services plan fees $146,790, chief compliance officer fees $2,726 and transfer agency per account fees $44,540.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period ended February 28, 2007, amounted to $250,325,526 and $307,903,349, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at February 28, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pound,
expiring 3/2/2007	1,001,216	1,961,482	1,966,188	4,706
Swedish Krona,
expiring 3/2/2007	6,520,360	928,959	931,254	2,295
Swiss Franc,
expiring 3/2/2007	1,122,178	918,989	921,101	2,112
Sales:		Proceeds ($)
Australian Dollar,
expiring 3/1/2007	330,632	261,728	260,505	1,223
Australian Dollar,
expiring 3/2/2007	224,680	176,845	177,025	(180)
Swiss Franc,
expiring 3/1/2007	804,787	658,313	660,582	(2,269)
Total				7,887

30

At February 28, 2007, accumulated net unrealized appreciation on investments was $110,568,136, consisting of $124,771,827 gross unrealized appreciation and $14,203,691 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 31

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

32

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
27	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Select Midcap
Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Select Midcap Growth Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Portfolio Manager

How did Dreyfus Premier Select Midcap Growth Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 11.45% for Class A shares, 11.10% for Class B shares, 11.09% for Class C shares, 11.63% for Class R shares and 11.34% for Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), provided a 13.12% total return for the same period.2

Favorable economic conditions bolstered the stock market’s performance throughout the reporting period. Strong corporate earnings, steady interest rates and subdued inflation drove midcap stocks steadily higher across most market sectors. While these favorable conditions generally supported the fund’s performance, the fund’s returns lagged the Index.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing at least 80% of its assets in the stocks of companies with market capitalizations within the range of the Index at the time of purchase.When choosing stocks, we focus on individual stock selection, searching for growth companies whose fundamental strengths suggest the potential for superior earnings growth. Characteristics we look for include solid market positions, reasonable financial strength, a history of consistent earnings growth and above-average profitability.We may sell a stock if the company’s earnings are no longer growing, it no longer possesses the characteristics that caused its purchase, its valuation reaches or exceeds fair value, or it has become an overweighted portfolio position.

What other factors influenced the fund’s performance?

The fund was primarily influenced by improving investor sentiment. Early in the reporting period, investors’ concerns regarding robust economic growth, intensifying inflation concerns and rising interest rates began to subside as housing markets cooled and energy prices fell.The

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Federal Reserve Board lent credence to a more benign inflation outlook when it refrained from raising interest rates after more than two years of rate hikes.These factors,together with expectations of an economic “soft landing” and strong corporate earnings, helped fuel a rally through the end of February, when turbulence in Chinese equity markets triggered a sharp U.S. market correction.

In this generally favorable market environment, investors apparently felt comfortable assuming the risks that small- and midcap companies typically entail. As a result, small- and midcap stocks produced higher returns than their large-cap counterparts, extending a cycle of smaller-stock dominance that has persisted for the better part of six years.

The fund received especially strong contributions to its relative performance from holdings in the industrials sector. Specialty metals producer Precision Castparts and avionics developer Rockwell Collins benefited from strong demand for their products from aircraft manufacturers, which helped support better-than-expected earnings. In the telecommunications services area,NII Holdings gained value after entering into an agreement that extends its use of Motorola’s IDN mobile network through 2011.In addition,NII Holdings acquired a company in Mexico that gives it a license to do business in the growing Mexico wireless market.

The fund’s holdings in the information technology sector also helped boost its relative performance. Internet infrastructure provider Akamai Technologies prospered as more companies sought to deliver broadband-intensive applications over the Internet. MEMC Electronic Materials encountered rising demand for silicon from manufacturers of solar energy panels, a fast growing market segment that complements the company’s leadership position in semiconductors.Outsourcer Cognizant Technology Solutions benefited from the ongoing transfer of non-core corporate IT activities to lower cost labor markets in foreign countries, such as India.

Above-average returns from the industrials, telecommunications and technology areas were offset to a degree by mildly disappointing returns in the health care and energy sectors. Pharmaceutical Product Development, a contract research organization, was hurt by the departure of several senior executives as well as concerns regarding drug development costs. Dialysis services provider DaVita suffered from Medicare reimbursement issues and new studies that questioned the

4

use of an anemia drug commonly used by dialysis patients.The stocks of energy services companies BJ Services and Consol Energy declined due to lower prices for crude oil and coal, respectively.

New positions during the reporting period included financial companies InterContinental Exchange and CBOT Holdings, which we believe are poised to benefit from the growth of electronic futures trading, and specialty metals producer Allegheny Technologies, which is leveraged to a flourishing aerospace industry.

What is the fund’s current strategy?

We have maintained our disciplined,“bottom-up” approach to security selection.Although we choose investments one company at a time and not according to macroeconomic trends, we are aware that the U.S. economy has showed signs of slowing and equity markets have recently become more turbulent. In our judgment, our focus on higher-quality midcap companies over their more speculative counterparts positions the fund appropriately for a market environment in which investors are likely to become more sensitive to risk.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.86	$ 11.78	$ 11.78	$ 6.56	$ 9.17
Ending value (after expenses)	$1,114.50	$1,111.00	$1,110.90	$1,116.30	$1,113.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.23	$ 11.23	$ 6.26	$ 8.75
Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for
Class C, 1.25% for Class R and 1.75% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—93.2%	Shares	Value ($)

Consumer Discretionary—9.3%
American Eagle Outfitters	2,915	90,511
Coach	2,895 [a]	136,644
Starbucks	2,405 [a]	74,314
Tim Hortons	2,860	86,000
		387,469
Energy—7.3%
Cameron International	1,540 [a]	87,302
Smith International	1,860	76,260
XTO Energy	2,780	143,615
		307,177
Financial—14.3%
Affiliated Managers Group	795 [a]	90,232
CBOT Holdings, Cl. A	555 [a]	89,688
E*TRADE FINANCIAL	3,335 [a]	77,005
IntercontinentalExchange	750 [a]	113,138
SEI Investments	1,825	110,321
T. Rowe Price Group	2,480	115,469
		595,853
Health Care—13.3%
Applera—Applied Biosystems Group	2,790	86,155
Coventry Health Care	1,540 [a]	83,807
DaVita	720 [a]	39,276
Gilead Sciences	1,180 [a]	84,441
Manor Care	1,800	96,444
Pharmaceutical Product Development	2,445	77,726
VCA Antech	2,355 [a]	86,452
		554,301
Industrial—14.2%
C.H. Robinson Worldwide	1,830	93,257
Oshkosh Truck	1,780	95,497
Precision Castparts	1,430	130,087

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Robert Half International	1,920	75,014
Rockwell Collins	1,630	106,732
Stericycle	1,205 [a]	93,761
		594,348
Information Technology—22.8%
Amdocs	2,185 [a]	75,623
Amphenol, Cl. A	1,865	120,367
Cadence Design Systems	4,250 [a]	84,745
Cognizant Technology Solutions, Cl. A	1,560 [a]	140,712
FactSet Research Systems	1,455	88,551
Global Payments	1,910	73,478
Harris	2,070	101,596
Intuit	2,470 [a]	72,890
MEMC Electronic Materials	2,135 [a]	110,102
Satyam Computer Services, ADR	3,935	84,839
		952,903
Materials—4.3%
Allegheny Technologies	975	99,889
Carpenter Technology	690	81,800
		181,689
Technology—3.0%
Akamai Technologies	2,395 [a]	123,510
Telecommunication Services—2.8%
NII Holdings	1,665 [a]	117,949
Utilities—1.9%
Questar	930	78,250
Total Common Stocks
(cost $2,911,667)		3,893,449

8

Other Investment—4.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $202,000)	202,000 [b]	202,000

Total Investments (cost $3,113,667)	98.0%	4,095,449
Cash and Receivables (Net)	2.0%	84,735
Net Assets	100.0%	4,180,184

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Information Technology	22.8	Money Market Investment	4.8
Financial	14.3	Materials	4.3
Industrial	14.2	Technology	3.0
Health Care	13.3	Telecommunication Services	2.8
Consumer Discretionary	9.3	Utilities	1.9
Energy	7.3		98.0

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	2,911,667	3,893,449
Affiliated issuers	202,000	202,000
Cash		85,433
Receivable for shares of Common Stock subscribed		32,212
Dividends and interest receivable		1,951
Prepaid expenses		34,316
Due from The Dreyfus Corporation and affiliates—Note 3(c)		2,316
		4,251,677

Liabilities ($):
Payable for investment securities purchased		50,125
Accrued expenses		21,368
		71,493

Net Assets ($)		4,180,184

Composition of Net Assets ($):
Paid-in capital		3,065,708
Accumulated investment (loss)—net		(22,905)
Accumulated net realized gain (loss) on investments		155,599
Accumulated net unrealized appreciation
(depreciation) on investments		981,782

Net Assets ($)		4,180,184

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	2,065,270	714,702	1,201,674	162,618	35,920
Shares Outstanding	102,575	36,780	61,724	7,970	1,802

Net Asset Value
Per Share ($)	20.13	19.43	19.47	20.40	19.93

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $88 foreign taxes withheld at source):
Unaffiliated issuers	6,845
Affiliated issuers	2,060
Income from securities lending	14
Total Income	8,919
Expenses:
Management fee—Note 3(a)	12,773
Registration fees	33,003
Auditing fees	16,535
Distribution fees—Note 3(b)	6,430
Shareholder servicing costs—Note 3(c)	7,683
Prospectus and shareholders’ reports	7,611
Custodian fees—Note 3(c)	1,369
Directors’ fees and expenses—Note 3(d)	168
Interest—Note 2	66
Legal fees	31
Loan commitment fees—Note 2	3
Miscellaneous	5,691
Total Expenses	91,363
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(59,382)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(157)
Net Expenses	31,824
Investment (Loss)—Net	(22,905)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	298,068
Net unrealized appreciation (depreciation) on investments	79,935
Net Realized and Unrealized Gain (Loss) on Investments	378,003
Net Increase in Net Assets Resulting from Operations	355,098

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment (loss)—net	(22,905)	(42,313)
Net realized gain (loss) on investments	298,068	346,157
Net unrealized appreciation
(depreciation) on investments	79,935	82,782
Net Increase (Decrease) in Net Assets
Resulting from Operations	355,098	386,626

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(190,889)	(36,059)
Class B shares	(98,866)	(31,413)
Class C shares	(135,067)	(32,656)
Class R shares	(16,285)	(11,685)
Class T shares	(4,141)	(12,090)
Total Dividends	(445,248)	(123,903)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	1,155,976	1,020,351
Class B shares	224,696	168,892
Class C shares	405,229	341,837
Class R shares	42,804	104,629
Class T shares	7,382	11,371
Dividends reinvested:
Class A shares	171,064	34,929
Class B shares	89,082	27,823
Class C shares	109,895	30,893
Class R shares	16,285	11,685
Class T shares	1,670	11,531
Cost of shares redeemed:
Class A shares	(497,652)	(668,822)
Class B shares	(304,252)	(429,924)
Class C shares	(181,628)	(420,029)
Class R shares	(179,321)	(195,038)
Class T shares	(172,198)	(207,530)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	889,032	(157,402)
Total Increase (Decrease) in Net Assets	798,882	105,321

Net Assets ($):
Beginning of Period	3,381,302	3,275,981
End of Period	4,180,184	3,381,302
Investment (loss)—net	(22,905)	—

12

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	56,928	48,765
Shares issued for dividends reinvested	8,727	1,761
Shares redeemed	(24,238)	(31,455)
Net Increase (Decrease) in Shares Outstanding	41,417	19,071

Class B [a]
Shares sold	10,957	8,070
Shares issued for dividends reinvested	4,701	1,434
Shares redeemed	(15,078)	(20,925)
Net Increase (Decrease) in Shares Outstanding	580	(11,421)

Class C
Shares sold	20,117	16,800
Shares issued for dividends reinvested	5,790	1,589
Shares redeemed	(8,609)	(20,365)
Net Increase (Decrease) in Shares Outstanding	17,298	(1,976)

Class R
Shares sold	2,035	4,867
Shares issued for dividends reinvested	820	584
Shares redeemed	(8,148)	(9,045)
Net Increase (Decrease) in Shares Outstanding	(5,293)	(3,594)

Class T
Shares sold	355	541
Shares issued for dividends reinvested	86	584
Shares redeemed	(7,978)	(9,799)
Net Increase (Decrease) in Shares Outstanding	(7,537)	(8,674)

[a]	During the period ended February 28, 2007, 3,691 Class B shares representing $69,198 were automatically converted to 3,567 Class A shares and during the period ended August 31, 2006, 3,625 Class B shares representing $74,443 were automatically converted to 3,543 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.83	19.36	16.01	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.10)	(.16)	(.20)	(.18)	(.08)
Net realized and unrealized
gain (loss) on investments	2.40	2.31	3.90	1.00	2.77
Total from Investment Operations	2.30	2.15	3.70	.82	2.69
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	20.13	20.83	19.36	16.01	15.19

Total Return (%) [c]	11.45[d]	11.29	23.23	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.48[d]	4.21	4.54	7.15	6.39[d]
Ratio of net expenses
to average net assets	.75[d]	1.50	1.54	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(.49)[d]	(.78)	(1.10)	(1.10)	(.53)[d]
Portfolio Turnover Rate	42.46[d]	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	2,065	1,274	815	465	463

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

14

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.26	18.98	15.84	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.17)	(.31)	(.33)	(.30)	(.13)
Net realized and unrealized
gain (loss) on investments	2.34	2.27	3.82	.99	2.78
Total from Investment Operations	2.17	1.96	3.49	.69	2.65
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	19.43	20.26	18.98	15.84	15.15

Total Return (%) [c]	11.10[d]	10.43	22.21	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.86[d]	4.95	5.26	7.96	5.98[d]
Ratio of net expenses
to average net assets	1.12[d]	2.25	2.27	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(.86)[d]	(1.56)	(1.83)	(1.85)	(.83)[d]
Portfolio Turnover Rate	42.46[d]	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	715	734	904	789	818

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.30	19.01	15.82	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.17)	(.31)	(.31)	(.30)	(.12)
Net realized and unrealized
gain (loss) on investments	2.34	2.28	3.85	.97	2.77
Total from Investment Operations	2.17	1.97	3.54	.67	2.65
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	19.47	20.30	19.01	15.82	15.15

Total Return (%) [c]	11.09[d]	10.47	22.55	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.83[d]	4.90	5.19	7.66	7.49[d]
Ratio of net expenses
to average net assets	1.12[d]	2.25	2.22	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(.86)[d]	(1.55)	(1.78)	(1.86)	(.84)[d]
Portfolio Turnover Rate	42.46[d]	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	1,202	902	882	456	290

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.04	19.49	16.06	15.21	12.50
Investment Operations:
Investment (loss)—net [b]	(.07)	(.12)	(.14)	(.14)	(.06)
Net realized and unrealized
gain (loss) on investments	2.43	2.35	3.92	.99	2.77
Total from Investment Operations	2.36	2.23	3.78	.85	2.71
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	20.40	21.04	19.49	16.06	15.21

Total Return (%)	11.63[c]	11.57	23.73	5.52	21.76[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.31[c]	3.81	4.16	6.81	7.10[c]
Ratio of net expenses
to average net assets	.62[c]	1.25	1.20	1.25	.53[c]
Ratio of net investment (loss)
to average net assets	(.36)[c]	(.57)	(.76)	(.85)	(.42)[c]
Portfolio Turnover Rate	42.46[c]	64.92	45.08	97.27	39.58[c]

Net Assets, end of period ($ X 1,000)	163	279	329	265	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.67	19.25	15.95	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.12)	(.22)	(.23)	(.22)	(.09)
Net realized and unrealized
gain (loss) on investments	2.38	2.32	3.88	.99	2.77
Total from Investment Operations	2.26	2.10	3.65	.77	2.68
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	19.93	20.67	19.25	15.95	15.18

Total Return (%) [c]	11.34[d]	11.03	23.07	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.70[d]	4.32	4.67	7.31	7.32[d]
Ratio of net expenses
to average net assets	.87[d]	1.75	1.71	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(.61)[d]	(1.09)	(1.27)	(1.36)	(.63)[d]
Portfolio Turnover Rate	42.46[d]	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	36	193	347	260	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The Fund no longer offers Class B shares, except in connection with dividend

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reinvestment and permitted exchanges of class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the Fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

22

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: long-term capital gains $123,903.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28, 2007 was approximately $2,400 with a related weighted average annualized interest rate of 5.75% .

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2006 through August 31, 2007 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The expense reimbursement, pursuant to the undertaking, amounted to $59,382 during the period ended February 28, 2007.

During the period ended February 28, 2007, the Distributor retained $938 and $38 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $870 from CDSC on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $2,621, $3,713 and $96, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder

24

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $1,834, $874, $1,238 and $96, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $1,917 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $1,369 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,314, Rule 12b-1 distribution plan fees $1,114, shareholder services plan fees $744, custody fees $833, chief compliance officer fees $2,726 and transfer agency per account fees $490, which are offset against an expense reimbursement currently in effect in the amount of $10,537.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $1,588,367 and $1,429,650, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $981,782, consisting of $1,003,410 gross unrealized appreciation and $21,628 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

26

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

The Fund 27

NOTES

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Structured Midcap Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Structured Midcap Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 12.88% for Class A shares, 12.49% for Class B shares, 12.49% for Class C shares, 12.97% for Class R shares and 12.81% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 12.44% for the same period.2

Midcap stocks produced competitive returns in an environment characterized by moderate economic growth and robust corporate earnings. The fund’s returns were higher than its benchmark, primarily due to our security selection strategy within the health care and materials sectors.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. When selecting stocks for the fund, we employ a structured approach in which principles of fundamental analysis are implemented quantitatively. This disciplined, “bottom-up,” approach seeks to identify undervalued securities through a proprietary quantitative model which uses more than 40 factors to rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

What other factors influenced the fund’s performance?

Coming into the reporting period, midcap stocks had posted generally disappointing returns during the middle of 2006, primarily due to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investors’ concerns over intensifying inflationary pressures and volatile energy prices. At mid-year 2006, investors also were concerned that high energy prices and interest rates might affect consumer spending during the back-to-school and holiday seasons. However, the start of the reporting period roughly coincided with a return of optimism in the markets.With energy prices declining, consumer spending staying relatively strong, and stable interest rates, investors felt more comfortable that a recession was not likely, and that a worst case scenario might be a “soft-landing” in the economy.The midcap sector also benefited from increased mergers-and-acquisitions activity. As a result, midcap stocks performed strongly during the reporting period, achieving gains across most industry groups. In fact, the fund produced positive absolute returns in each of the market sectors in which it invested.

The fund received particularly strong contributions from its stock selection strategy in the health care and materials sectors. Within the health care area, the fund benefited from a diverse group of companies, including WellCare Health Plans, which provides managed care administrative services to government-funded health care programs and Kinetic Concepts, a specialty health care equipment maker that benefited from improving earnings and takeover speculation. In the materials area, Steel Dynamics benefited from strong demand and pricing, as did other steel holdings, including U.S. Steel and Nucor. The stock price of Sherwin Williams, the largest paint manufacturer in the United States, rose on increased earnings, despite a ruling from a Rhode Island judge that the company, along with two other former lead-based paint manufacturers, was responsible for the cleanup of properties contaminated by toxic lead paint.

Other contributors to stock selection included several holdings that were sold during the reporting period, including Sotheby’s, one of the world’s leading auction houses, and Herman Miller, a top U.S. designer and manufacturer of office furniture that advanced as office rentals improved. In contrast, the fund’s position in a similar company, Furniture Brands International, detracted from the fund’s performance, primarily due to the company’s focus on residential rather than commercial markets.

4

Other holdings that detracted from performance included drilling services company Patterson-UTI Energy, which was hurt by falling energy prices as well as legal concerns stemming from allegations of accounting irregularities. Clothing retailer Ann Taylor Stores stock also fell sharply in the reporting period. Following strong growth since the fall of 2005 in which Ann Taylor was leading its peers, the company suffered from poor merchandising and falling same-store sales in the 2006 holiday period. Finally, the fund did not invest in benchmark holding Cognizant Technology Solutions, an information technology services and data storage company that we deemed too richly valued to meet our investment discipline. However, the firm fared well during the reporting period as its customers in the software development industry outsourced many of their operations to lower-cost labor markets in India.

What is the fund’s current strategy?

We have continued to maintain a sector allocation strategy that roughly matches that of the S&P 400 Index.This neutral position enables us to focus on adding value through our stock selection strategy, in which we strive to identify the more attractive stocks within each of the benchmark’s market sectors. As of the end of the reporting period, the portfolio was slightly overweight versus the benchmark in the consumer non-cyclicals, health care, technology and energy sectors, and slightly underweight in the consumer cyclicals and financials sectors.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided for the fund’s Class R shares reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s Class R return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.70	$ 11.06	$ 10.80	$ 6.13	$ 7.70
Ending value (after expenses)	$1,128.80	$1,124.90	$1,124.90	$1,129.70	$1,128.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.36	$ 10.49	$ 10.24	$ 5.81	$ 7.30
Ending value (after expenses)	$1,018.50	$1,014.38	$1,014.63	$1,019.04	$1,017.55

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.10% for Class B, 2.05% for
Class C, 1.16% for Class R and 1.46% for Class T multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—99.8%	Shares	Value ($)

Commercial & Professional Services—8.4%
AmerisourceBergen	25,000	1,316,750
Belo, Cl. A	25,500	475,320
CDW	14,600 [a]	906,368
Ecolab	23,000	972,900
Ingram Micro, Cl. A	104,700 [b]	2,034,321
Kelly Services, Cl. A	10,200	313,854
Manpower	16,300	1,211,090
MPS Group	66,400 [b]	950,848
Pool	16,100 [a]	565,110
ValueClick	35,600 [b]	943,400
WESCO International	12,200 [b]	814,106
		10,504,067
Consumer Non-Durables—3.0%
Alberto-Culver	89,300	1,977,995
Hormel Foods	19,900	726,350
J.M. Smucker	10,900	540,640
McCormick & Co.	14,200	543,718
		3,788,703
Consumer Services—5.6%
Brinker International	41,000	1,394,410
ITT Educational Services	11,700 [b]	935,766
McClatchy, Cl. A	15,200	568,784
Meredith	12,000	701,640
NutriSystem	26,500 [a,b]	1,196,475
Ruby Tuesday	37,900	1,110,470
Wynn Resorts	11,200 [a]	1,097,824
		7,005,369
Electronic Technology—11.8%
Amphenol, Cl. A	27,000	1,742,580
CommScope	25,700 [a,b]	988,679
Diebold	20,800	985,296
Intersil, Cl. A	37,000	978,650
Lam Research	27,000 [b]	1,205,820

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Lexmark International, Cl. A	9,500 [b]	575,320
LSI Logic	57,100 [a,b]	578,994
Mentor Graphics	87,800 [b]	1,482,942
Micrel	34,800 [b]	405,768
National Instruments	40,300	1,081,249
Newport	32,800 [b]	585,808
Novellus Systems	36,100 [a,b]	1,162,420
Precision Castparts	12,700	1,155,319
Vishay Intertechnology	66,200 [b]	943,350
Western Digital	29,700 [b]	569,349
Xilinx	12,800	327,936
		14,769,480
Energy Minerals—4.4%
Cabot Oil & Gas	5,200	351,312
Chesapeake Energy	36,900	1,125,081
Holly	15,200	843,144
Pogo Producing	13,700 [a]	654,723
Tesoro	13,200	1,203,048
Unit	12,500 [b]	611,875
XTO Energy	14,400	743,904
		5,533,087
Exchange Traded Funds—2.4%
Midcap SPDR Trust Series 1	19,900 [a]	3,047,685
Finance—16.2%
A.G. Edwards	11,300	725,573
American Financial Group/OH	15,150	530,250
AmeriCredit	28,100 [b]	686,202
Camden Property Trust	8,400	604,632
Cincinnati Financial	15,700	678,554
HCC Insurance Holdings	70,400	2,207,040
Horace Mann Educators	15,100	305,624
Hospitality Properties Trust	45,900	2,114,613
Host Hotels & Resorts	37,000	972,360
IndyMac Bancorp	20,000 [a]	686,600
Jefferies Group	29,500	797,975

8

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Ohio Casualty	21,900	653,058
Old Republic International	29,700	662,904
ProLogis	4,500	297,585
Raymond James Financial	27,000	812,700
Rayonier	23,350	1,042,811
Reinsurance Group of America	16,900	964,652
Sky Financial Group	31,300	879,843
StanCorp Financial Group	18,400	886,880
TCF Financial	43,400 [a]	1,147,496
W.R. Berkley	60,112	1,959,651
Whitney Holding	17,300	548,756
		20,165,759
Health Care Technology—6.9%
Cytyc	41,100 [b]	1,245,330
Dentsply International	63,000	1,987,020
Hillenbrand Industries	7,800 [a]	466,440
Kinetic Concepts	13,400 [b]	658,610
Millennium Pharmaceuticals	151,700 [b]	1,638,360
Mylan Laboratories	55,700	1,179,169
STERIS	27,000 [a]	699,300
Techne	5,200 [b]	292,864
Ventana Medical Systems	13,100 [b]	527,275
		8,694,368
Industrial Services—4.0%
Allied Waste Industries	100,600 [a,b]	1,289,692
Jacobs Engineering Group	19,400 [b]	1,752,596
Patterson-UTI Energy	87,600	1,952,604
		4,994,892
Non-Energy Minerals—2.7%
Freeport-McMoRan Copper & Gold, Cl. B	16,100	924,301
Olin	30,100	520,730
Steel Dynamics	30,200 [a]	1,139,748
United States Steel	9,200	815,304
		3,400,083

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Process Industries—1.5%
Packaging Corp. of America	26,200	641,900
Sensient Technologies	17,400	426,126
Valspar	31,000	840,410
		1,908,436
Producer Manufacturing—7.8%
Autoliv	16,900	964,145
Carlisle Cos.	11,800	1,028,252
Cummins	4,500 [a]	606,060
Eaton	15,700	1,271,857
Gardner Denver	17,500 [a,b]	592,725
Gentex	22,400	374,304
Graco	23,200	939,832
Joy Global	23,250	1,030,905
Mettler-Toledo International	7,200 [b]	621,792
Molex	15,400	451,682
Nordson	8,200 [a]	399,996
Thomas & Betts	15,200 [b]	772,464
Trinity Industries	17,900 [a]	749,115
		9,803,129
Retail Trade—7.6%
Aeropostale	13,100 [b]	479,984
American Eagle Outfitters	82,250	2,553,863
AnnTaylor Stores	30,900 [b]	1,096,641
Dillard’s, Cl. A	33,100	1,105,540
Family Dollar Stores	26,800	776,396
Foot Locker	32,000	727,040
GameStop, Cl. A	21,900 [b]	1,147,998
Kroger	27,300	700,791
TJX Cos.	22,400	616,000
Williams-Sonoma	8,400 [a]	283,584
		9,487,837
Technology Services—5.0%
Alliance Data Systems	19,700 [b]	1,177,075

10

Common Stocks (continued)	Shares	Value ($)

Technology Services (continued)
Jack Henry & Associates	53,700	1,259,802
Lincare Holdings	18,000 [b]	702,900
Paychex	15,600	633,828
Quest Diagnostics	22,900	1,168,358
WellCare Health Plans	16,000 [b]	1,313,760
		6,255,723
Transportation—3.9%
C.H. Robinson Worldwide	8,800	448,448
Continental Airlines, Cl. B	29,200 [b]	1,156,320
CSX	14,900	561,283
Overseas Shipholding Group	14,500	878,410
Tidewater	27,300 [a]	1,418,781
US Airways Group	7,800 [b]	407,862
		4,871,104
Utilities—8.6%
AGL Resources	43,100	1,755,463
Allegheny Energy	13,600 [b]	642,464
CenterPoint Energy	57,000 [a]	1,016,880
Energy East	25,300 [a]	625,163
IDACORP	26,300 [a]	916,292
NRG Energy	20,700	1,371,168
ONEOK	47,300	1,970,518
PG & E	24,800	1,151,216
Sierra Pacific Resources	73,500	1,275,960
		10,725,124
Total Common Stocks
(cost $114,853,415)		124,954,846

Other Investment—1.4%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,741,000)	1,741,000 [c]	1,741,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—13.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $16,692,396)	16,692,396 [c]	16,692,396

Total Investments (cost $133,286,811)	114.5%	143,388,242

Liabilities, Less Cash and Receivables	(14.5%)	(18,161,226)

Net Assets	100.0%	125,227,016

[a] All or a portion of these securities are on loan.At February 28, 2007, the total market value of the fund’s securities on loan is $16,277,860 and the total market value of the collateral held by the fund is $16,692,396.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Finance	16.2	Technology Services	5.0
Money Market Investments	14.7	Energy Minerals	4.4
Electronic Technology	11.8	Industrial Services	4.0
Utilities	8.6	Transportation	3.9
Commercial & Professional Services	8.4	Consumer Non-Durables	3.0
Producer Manufacturing	7.8	Non-Energy Minerals	2.7
Retail Trade	7.6	Exchange Traded Funds	2.4
Health Care Technology	6.9	Process Industries	1.5
Consumer Services	5.6		114.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $16,277,860)—Note 1(b):
Unaffiliated issuers	114,853,415	124,954,846
Affiliated issuers	18,433,396	18,433,396
Cash		322,552
Receivable for investment securities sold		673,193
Receivable for shares of Common Stock subscribed		313,840
Dividends and interest receivable		100,082
Prepaid expenses		24,218
		144,822,127

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		144,493
Liability for securities on loan—Note 1(b)		16,692,396
Payable for shares of Common Stock redeemed		2,715,552
Accrued expenses		42,670
		19,595,111

Net Assets ($)		125,227,016

Composition of Net Assets ($):
Paid-in capital		111,006,754
Accumulated investment (loss)—net		(6,713)
Accumulated net realized gain (loss) on investments		4,125,544
Accumulated net unrealized appreciation
(depreciation) on investments		10,101,431

Net Assets ($)		125,227,016

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	65,025,304	6,081,165	26,760,836	15,969,664	11,390,047
Shares Outstanding	3,185,378	311,218	1,369,433	773,901	564,631

Net Asset Value
Per Share ($)	20.41	19.54	19.54	20.64	20.17

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	659,342
Affiliated isuers	50,472
Interest	1,061
Income from securities lending	2,097
Total Income	712,972
Expenses:
Management fee—Note 3(a)	359,076
Shareholder servicing costs—Note 3(c)	173,518
Distribution fees—Note 3(b)	122,013
Registration fees	38,499
Professional fees	17,023
Prospectus and shareholders’ reports	13,482
Custodian fees—Note 3(c)	6,293
Directors’ fees and expenses—Note 3(d)	1,298
Miscellaneous	5,713
Total Expenses	736,915
Less—reduction in management fee
due to undertaking—Note 3(a)	(9,559)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(1,061)
Net Expenses	726,295
Investment (Loss)—Net	(13,323)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,472,970
Net unrealized appreciation (depreciation) on investments	6,452,814
Net Realized and Unrealized Gain (Loss) on Investments	10,925,784
Net Increase in Net Assets Resulting from Operations	10,912,461

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment (loss)—net	(13,323)	(140,857)
Net realized gain (loss) on investments	4,472,970	2,309,269
Net unrealized appreciation
(depreciation) on investments	6,452,814	1,270,599
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,912,461	3,439,011

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(1,166,588)	(617,959)
Class B shares	(165,513)	(138,744)
Class C shares	(693,002)	(443,264)
Class R shares	(331,924)	(95,657)
Class T shares	(143,990)	(65,929)
Total Dividends	(2,501,017)	(1,361,553)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	30,719,421	23,880,594
Class B shares	261,922	1,682,740
Class C shares	4,145,453	9,594,708
Class R shares	12,825,274	3,608,522
Class T shares	7,307,379	3,596,266
Dividends reinvested:
Class A shares	990,827	508,918
Class B shares	122,479	107,790
Class C shares	335,100	213,216
Class R shares	331,924	95,657
Class T shares	132,122	58,743
Cost of shares redeemed:
Class A shares	(8,032,746)	(7,164,006)
Class B shares	(476,426)	(1,622,011)
Class C shares	(1,700,930)	(1,957,506)
Class R shares	(3,553,975)	(528,999)
Class T shares	(1,427,065)	(925,044)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	41,980,759	31,149,588
Total Increase (Decrease) in Net Assets	50,392,203	33,227,046

Net Assets ($):
Beginning of Period	74,834,813	41,607,767
End of Period	125,227,016	74,834,813
Undistributed investment income (loss)—net	(6,713)	6,610

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	1,542,608	1,288,742
Shares issued for dividends reinvested	49,829	28,211
Shares redeemed	(402,785)	(386,325)
Net Increase (Decrease) in Shares Outstanding	1,189,652	930,628

Class B [a]
Shares sold	13,455	93,557
Shares issued for dividends reinvested	6,423	6,170
Shares redeemed	(24,686)	(90,583)
Net Increase (Decrease) in Shares Outstanding	(4,808)	9,144

Class C
Shares sold	216,668	542,980
Shares issued for dividends reinvested	17,581	12,212
Shares redeemed	(88,792)	(108,828)
Net Increase (Decrease) in Shares Outstanding	145,457	446,364

Class R
Shares sold	637,753	200,204
Shares issued for dividends reinvested	16,522	5,247
Shares redeemed	(173,174)	(28,138)
Net Increase (Decrease) in Shares Outstanding	481,101	177,313

Class T
Shares sold	371,578	197,577
Shares issued for dividends reinvested	6,720	3,285
Shares redeemed	(73,668)	(51,443)
Net Increase (Decrease) in Shares Outstanding	304,630	149,419

[a]	During the period ended February 28, 2007, 5,217 Class B shares representing $98,792 were automatically converted to 5,009 Class A shares and during the period ended August 31, 2006, 24,175 Class B shares representing $445,595 were automatically converted to 23,351 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.57	17.75	14.74	12.88	10.84	11.79
Investment Operations:
Investment income (loss)—net [a]	.02	.02	(.02)	(.01)	(.04)	(.05)
Net realized and unrealized
gain (loss) on investments	2.36	1.25	3.36	1.87	2.08	(.82)
Total from Investment Operations	2.38	1.27	3.34	1.86	2.04	(.87)
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.08)
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—	—
Total Distributions	(.54)	(.45)	(.33)	—	—	(.08)
Net asset value, end of period	20.41	18.57	17.75	14.74	12.88	10.84

Total Return (%) [b]	12.88[c]	7.23	22.88	14.35	18.91	(7.47)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63[c]	1.35	1.71	3.05	5.50	8.41
Ratio of net expenses
to average net assets	.63[c]	1.34	1.46	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.11[c]	.09	(.11)	(.12)	(.35)	(.47)
Portfolio Turnover Rate	58.10[c]	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period
($ x 1,000)	65,025	37,056	18,910	3,135	1,310	623

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.87	17.23	14.43	12.72	10.78	11.78
Investment Operations:
Investment (loss)—net [a]	(.06)	(.13)	(.15)	(.13)	(.12)	(.14)
Net realized and unrealized
gain (loss) on investments	2.27	1.22	3.28	1.84	2.06	(.82)
Total from Investment Operations	2.21	1.09	3.13	1.71	1.94	(.96)
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.04)
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—	—
Total Distributions	(.54)	(.45)	(.33)	—	—	(.04)
Net asset value, end of period	19.54	17.87	17.23	14.43	12.72	10.78

Total Return (%) [b]	12.49[c]	6.33	21.90	13.44	18.00	(8.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04[c]	2.20	2.62	3.81	6.34	9.16
Ratio of net expenses
to average net assets	1.04[c]	2.17	2.30	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.30)[c]	(.73)	(.96)	(.88)	(1.11)	(1.22)
Portfolio Turnover Rate	58.10[c]	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period
($ x 1,000)	6,081	5,646	5,288	2,228	1,182	615

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.86	17.23	14.42	12.71	10.77	11.78
Investment Operations:
Investment (loss)—net [a]	(.05)	(.12)	(.15)	(.12)	(.12)	(.14)
Net realized and unrealized
gain (loss) on investments	2.27	1.20	3.29	1.83	2.06	(.83)
Total from Investment Operations	2.22	1.08	3.14	1.71	1.94	(.97)
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.04)
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—	—
Total Distributions	(.54)	(.45)	(.33)	—	—	(.04)
Net asset value, end of period	19.54	17.86	17.23	14.42	12.71	10.77

Total Return (%) [b]	12.49[c]	6.39	21.91	13.45	18.01	(8.20)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02[c]	2.12	2.45	3.81	6.41	9.16
Ratio of net expenses
to average net assets	1.02[c]	2.12	2.25	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.28)[c]	(.68)	(.90)	(.87)	(1.12)	(1.22)
Portfolio Turnover Rate	58.10[c]	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period
($ x 1,000)	26,761	21,865	13,395	1,286	320	219

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.75	17.91	14.85	12.94	10.85	11.80
Investment Operations:
Investment income (loss)—net [a]	.03	.04	.00[b]	.03	(.01)	(.03)
Net realized and unrealized
gain (loss) on investments	2.40	1.25	3.39	1.88	2.10	(.82)
Total from Investment Operations	2.43	1.29	3.39	1.91	2.09	(.85)
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.10)
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—	—
Total Distributions	(.54)	(.45)	(.33)	—	—	(.10)
Net asset value, end of period	20.64	18.75	17.91	14.85	12.94	10.85

Total Return (%)	12.97[c]	7.28	23.05	14.67	19.36	(7.29)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.65[c]	2.08	1.73	2.84	5.41	8.15
Ratio of net expenses
to average net assets	.57[c]	1.21	1.29	1.25	1.25	1.25
Ratio of net investment income
(loss) to average net assets	.16[c]	.24	.05	.11	(.07)	(.22)
Portfolio Turnover Rate	58.10[c]	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period
($ x 1,000)	15,970	5,491	2,068	239	209	175

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	18.37	17.60	14.65	12.83	10.82	11.79
Investment Operations:
Investment income (loss)—net [a]	.00[b]	(.02)	(.05)	(.04)	(.06)	(.08)
Net realized and unrealized
gain (loss) on investments	2.34	1.24	3.33	1.86	2.07	(.82)
Total from Investment Operations	2.34	1.22	3.28	1.82	2.01	(.90)
Distributions:
Dividends from
investment income—net	—	—	—	—	—	(.07)
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—	—
Total Distributions	(.54)	(.45)	(.33)	—	—	(.07)
Net asset value, end of period	20.17	18.37	17.60	14.65	12.83	10.82

Total Return (%) [c]	12.81[d]	7.00	22.60	14.10	18.67	(7.67)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72[d]	1.54	1.93	3.34	5.92	8.65
Ratio of net expenses
to average net assets	.72[d]	1.54	1.71	1.75	1.75	1.75
Ratio of net investment income
(loss) to average net assets	.01[d]	(.11)	(.32)	(.39)	(.57)	(.72)
Portfolio Turnover Rate	58.10[d]	119.22	160.45	90.83	109.53	96.81

Net Assets, end of period
($ x 1,000)	11,390	4,777	1,947	243	206	174

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority.Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $474,123 and long-term capital gains $887,430.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2007, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has undertaken from September 1, 2006 through August 31, 2007, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fee, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in management fee, pursuant to the undertaking, amounted to $9,559 during the period ended February 28, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2007, the Distributor retained $10,977 and $987 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $6,105 and $1,141 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $22,288, $91,524 and $8,201, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $58,481, $7,429, $30,508 and $8,201, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $16,106 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $6,293 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $73,625, Rule 12b-1 distribution plan fees $21,354, shareholder services plan fees $20,902, custody fees $2,251, chief compliance officer fees $2,726 and transfer agency per account fees $23,635.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $95,427,729, and $55,563,350, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $10,101,431, consisting of $12,039,166 gross unrealized appreciation and $1,937,735 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

The Fund 29

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549		1,727,669
James Henry †	75,604,546		1,757,672
Dr. Martin Peretz †	75,621,544		1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Structured Large Cap
Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Structured Large Cap Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Oliver Buckley, Portfolio Manager

How did Dreyfus Premier Structured Large Cap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 9.85% for Class A shares, 9.47% for Class B shares, 9.46% for Class C shares, 9.98% for Class R shares and 9.78% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), provided a 9.82% total return for the same period.2

Stocks rallied over much of the reporting period as investor sentiment improved in response to moderate economic growth, subdued inflation, stable interest rates and rising corporate earnings. The fund achieved returns that generally were in line with its benchmark, as strong results from the valuation factors considered by our quantitative model were balanced by less favorable results from momentum factors. Stock selection was particularly strong in the financials, energy and health care sectors.

What is the fund’s investment approach?

The fund seeks long-term capital growth by investing in the stocks of companies included in the Index at the time of purchase. We select stocks using a “bottom-up,” structured approach that seeks to identify undervalued securities by implementing fundamental analyses through the use of a quantitative process.A proprietary quantitative model uses more than 40 factors to rank stocks based on fundamental momentum, relative value, future value and long-term earnings growth. We attempt to maintain neutral exposure to sectors relative to the Index. Within each sector, we overweight the most attractive stocks and underweight or avoid stocks that have been ranked least attractive.We generally will sell stocks that fall below the median ranking.

What other factors influenced the fund’s performance?

Investors’ concerns regarding robust economic growth and intensifying inflation pressures subsided early in the reporting period as housing

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

markets cooled and energy prices fell.The Federal Reserve Board lent credence to a more benign inflation outlook when it refrained from raising interest rates after more than two years of rate hikes, leaving the overnight federal funds rate unchanged at 5.25% . These factors, together with expectations of an economic “soft landing” and strong corporate earnings, helped fuel a U.S. stock market rally through the end of February, when turbulence in Chinese equity markets and a surge in defaults among sub-prime mortgage holders triggered a sharp market correction.

Investors appeared to grow gradually more risk-averse as the economy slowed.Although they generally continued to favor smaller companies, the margin of small-cap outperformance narrowed considerably compared to previous reporting periods. Among large-cap stocks, value-oriented shares produced slightly higher returns than their more growth-oriented counterparts.

The fund participated fully in the market rally. Stock selection was particularly strong among holdings in the financials sector, where consumer finance company CIT Group advanced as profits rose on increased leasing volumes and the company projected a strong 2007. The fund also received positive contributions from brokerage firms and investment banks such as Goldman Sachs and Lehman Brothers Holdings, which benefited from favorable conditions in the financial markets and an increase in mergers-and-acquisitions activity.

The fund’s investments in the energy area fared better than the benchmark’s energy component.The fund received good results from major integrated oil producers Exxon Mobil and Conoco-Phillips, which posted record yearly profits despite moderating oil prices during the course of the reporting period. The fund also benefited from its lack of exposure to Occidental Petroleum, which lagged its peers.

A number of holdings helped provide broad-based support to the fund’s relative performance in the health care area, where shares of pharmaceutical giant Merck & Co. rebounded after encountering weakness in previous reporting periods due to product-safety and legal issues.

4

On the other hand, a number of stocks that had exhibited strong momentum characteristics provided disappointing results during the reporting period. In the basic materials sector, mining company Freeport-McMoRan Copper & Gold underperformed when commodity prices moderated after surging in previous reporting periods. Conversely, the fund’s relatively light exposure to better-performing steel producers hindered its relative performance. The fund’s investments in the consumer discretionary sector also trailed the averages as several retailer holdings struggled. For example, women’s apparel seller Ann Taylor Stores slumped when the company reported disappointing same-store sales comparisons.

What is the fund’s current strategy?

We continued to maintain our disciplined, quantitative approach to security selection. However, slower economic growth and heightened market volatility just days before the end of the reporting period have convinced us that investors are becoming more sensitive to risk. We believe that large-cap value stocks are well positioned for a slower-growth, higher-volatility environment. Such stocks currently are selling at attractive valuations compared to historical norms, and many tend to maintain steady earnings growth under a variety of economic conditions.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.80	$ 11.69	$ 11.69	$ 6.51	$ 9.10
Ending value (after expenses)	$1,098.50	$1,094.70	$1,094.60	$1,099.80	$1,097.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.23	$ 11.23	$ 6.26	$ 8.75
Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for
Class C, 1.25% for Class R and 1.75% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—98.7%	Shares	Value ($)

Banks—12.1%
Bank of America	2,500	127,175
Citigroup	1,500	75,600
Wachovia	1,300	71,981
		274,756
Commercial & Professional Services—3.6%
AmerisourceBergen	700	36,869
Ingram Micro, Cl. A	400 a	7,772
Manpower	500	37,150
		81,791
Communications—4.4%
AT & T	2,500	92,000
CenturyTel	200	8,950
		100,950
Consumer Durables—1.0%
Mattel	900	23,409
Consumer Non-Durables—4.6%
Altria Group	400	33,712
Colgate-Palmolive	200	13,472
General Mills	400	22,544
Molson Coors Brewing, Cl. B	200	16,888
Pepsi Bottling Group	600	18,600
		105,216
Consumer Services—5.8%
Comcast, Cl. A	2,100 a	54,012
Gannett	200	12,252
News, Cl. A	1,400	31,542
Walt Disney	1,000	34,260
		132,066
Electronic Technology—2.8%
Lexmark International, Cl. A	200 a	12,112
Northrop Grumman	500	35,925
Raytheon	300	16,065
		64,102
Energy Minerals—11.2%
ConocoPhillips	1,100	71,962

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy Minerals (continued)
Exxon Mobil	1,800	129,024
Marathon Oil	600	54,444
		255,430
Financial—22.8%
Ambac Financial Group	500	43,820
American International Group	300	20,130
AmeriCredit	500 [a]	12,210
Cincinnati Financial	440	19,017
CIT Group	600	33,882
Genworth Financial, Cl. A	500	17,685
Host Hotels & Resorts	2,300	60,444
KeyCorp	500	18,870
Merrill Lynch & Co.	400	33,472
Morgan Stanley	1,000	74,920
National City	1,600	60,560
ProLogis	200	13,226
Radian Group	200	11,490
Regions Financial	400	14,328
Safeco	400	26,688
Wells Fargo & Co.	1,600	55,520
		516,262
Health Care Technology—5.6%
Johnson & Johnson	800	50,440
Pfizer	3,100	77,376
		127,816
Non-Energy Minerals—1.8%
Freeport-McMoRan Copper & Gold, Cl. B	500	28,705
Nucor	200	12,174
		40,879
Process Industries—1.4%
Ashland	200	13,116
International Paper	500	18,005
		31,121

8

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing—3.0%
Eaton	100	8,101
General Electric	500	17,460
Parker Hannifin	200	16,478
United Technologies	400	26,252
		68,291
Retail Trade—3.2%
Dillard’s, Cl. A	400	13,360
Family Dollar Stores	600	17,382
Kroger	900	23,103
Sears Holdings	100 [a]	18,025
		71,870
Technology Services—3.3%
Aetna	300	13,281
International Business Machines	500	46,505
Novellus Systems	500 [a]	16,100
		75,886
Transportation—2.8%
CSX	600	22,602
Norfolk Southern	200	9,480
Tidewater	600	31,182
		63,264
Utilities—9.3%
CenterPoint Energy	2,600 [b]	46,384
Chesapeake Energy	400	12,196
Duke Energy	1,200	23,628
Edison International	500	23,460
NRG Energy	500 [a]	33,120
ONEOK	500	20,830
PG & E	1,100	51,062
		210,680
Total Common Stocks
(cost $1,946,022)		2,243,789

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $44,460)	44,460 [c]	44,460

Total Investments (cost $1,990,482)	100.7%	2,288,249

Liabilities, Less Cash and Receivables	(.7%)	(15,676)

Net Assets	100.0%	2,272,573

[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At February 28, 2007, the total market value of the fund’s securities on loan is $41,746 and the total market value of the collateral held by the fund is $44,460.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	22.8	Retail Trade	3.2
Banks	12.1	Producer Manufacturing	3.0
Energy Minerals	11.2	Electronic Technology	2.8
Utilities	9.3	Transportation	2.8
Consumer Services	5.8	Money Market Investment	2.0
Health Care Technology	5.6	Non-Energy Minerals	1.8
Consumer Non-Durables	4.6	Process Industries	1.4
Communications	4.4	Consumer Durables	1.0
Commercial & Professional Services	3.6
Technology Services	3.3		100.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $41,746)—Note 1(b):
Unaffiliated issuers	1,946,022	2,243,789
Affiliated issuers	44,460	44,460
Cash		33,604
Dividends receivable and interest receivable		7,127
Prepaid expenses		26,004
Due from The Dreyfus Corporation and affiliates—Note 3(c)		652
		2,355,636

Liabilities ($):
Liability for securities on loan—Note 1(b)		44,460
Payable for investment securities purchased		15,705
Accrued expenses		22,898
		83,063

Net Assets ($)		2,272,573

Composition of Net Assets ($):
Paid-in capital		1,848,814
Accumulated undistributed investment income—net		7,869
Accumulated net realized gain (loss) on investments		118,123
Accumulated net unrealized appreciation
(depreciation) on investments		297,767

Net Assets ($)		2,272,573

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	457,105	479,567	527,826	411,696	396,379
Shares Outstanding	31,633	33,263	36,614	28,487	27,439

Net Asset Value Per Share ($)	14.45	14.42	14.42	14.45	14.45

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	31,611
Affiliated issuers	307
Income from securities lending	16
Total Income	31,934
Expenses:
Management fee—Note 3(a)	9,196
Registration fees	26,779
Auditing fees	15,785
Distribution fees—Note 3(b)	4,608
Prospectus and shareholders’ reports	4,245
Shareholder servicing costs—Note 3(c)	3,290
Custodian fees—Note 3(c)	1,837
Directors’ fees and expenses—Note 3(d)	219
Legal fees	22
Miscellaneous	4,410
Total Expenses	70,391
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(47,961)
Net Expenses	22,430
Investment income—Net	9,504

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	299,514
Net unrealized appreciation (depreciation) on investments	(67,446)
Net Realized and Unrealized Gain (Loss) on Investments	232,068
Net Increase in Net Assets Resulting from Operations	241,572

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income—net	9,504	20,691
Net realized gain (loss) on investments	299,514	129,974
Net unrealized appreciation
(depreciation) on investments	(67,446)	96,437
Net Increase (Decrease) in Net Assets
Resulting from Operations	241,572	247,102

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,929)	(3,332)
Class B shares	(2,590)	—
Class C shares	(2,277)	(207)
Class R shares	(6,934)	(4,416)
Class T shares	(4,275)	(2,069)
Net realized gain on investments:
Class A shares	(53,823)	(29,032)
Class B shares	(61,993)	(32,263)
Class C shares	(63,086)	(35,431)
Class R shares	(51,419)	(28,357)
Class T shares	(50,294)	(28,041)
Total Dividends	(302,620)	(163,148)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	46,747	27,546
Class B shares	4,696	49,637
Class C shares	61,425	27,170
Class R shares	4,999	15,000
Class T shares	22,965	—

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	57,040	31,790
Class B shares	56,276	28,649
Class C shares	54,151	30,283
Class R shares	58,353	32,773
Class T shares	54,569	30,110
Cost of shares redeemed:
Class A shares	(202,870)	(6,473)
Class B shares	(206,014)	(18,722)
Class C shares	(226,221)	(14,882)
Class R shares	(200,005)	—
Class T shares	(204,203)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(618,092)	232,881
Total Increase (Decrease) in Net Assets	(679,140)	316,835

Net Assets ($):
Beginning of Period	2,951,713	2,634,878
End of Period	2,272,573	2,951,713
Undistributed investment income—net	7,869	20,370

14

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A
Shares sold	3,085	1,867
Shares issued for dividends reinvested	3,978	2,236
Shares redeemed	(12,647)	(433)
Net Increase (Decrease) in Shares Outstanding	(5,584)	3,670

Class B
Shares sold	319	3,297
Shares issued for dividends reinvested	3,927	2,018
Shares redeemed	(12,979)	(1,272)
Net Increase (Decrease) in Shares Outstanding	(8,733)	4,043

Class C
Shares sold	4,133	1,866
Shares issued for dividends reinvested	3,779	2,134
Shares redeemed	(14,205)	(1,001)
Net Increase (Decrease) in Shares Outstanding	(6,293)	2,999

Class R
Shares sold	319	1,017
Shares issued for dividends reinvested	4,072	2,303
Shares redeemed	(12,429)	—
Net Increase (Decrease) in Shares Outstanding	(8,038)	3,320

Class T
Shares sold	1,460	—
Shares issued for dividends reinvested	3,806	2,117
Shares redeemed	(12,779)	—
Net Increase (Decrease) in Shares Outstanding	(7,513)	2,117

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.30	14.89	13.05	12.50
Investment Operations:
Investment income—net [b]	.08	.16	.14	.08
Net realized and unrealized
gain (loss) on investments	1.41	1.20	2.10	.47
Total from Investment Operations	1.49	1.36	2.24	.55
Distributions:
Dividends from investment income—net	(.23)	(.10)	(.15)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.34)	(.95)	(.40)	—
Net asset value, end of period	14.45	15.30	14.89	13.05

Total Return (%) [c]	9.85[d]	9.63	17.34	4.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.70[d]	4.75	4.96	7.32[d]
Ratio of net expenses to average net assets	.74[d]	1.50	1.47	1.00[d]
Ratio of net investment income
to average net assets	.55[d]	1.07	.97	.61[d]
Portfolio Turnover Rate	50.90[d]	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	457	569	499	427

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

16

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.19	14.80	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.40	1.19	2.10	.47
Total from Investment Operations	1.43	1.24	2.13	.48
Distributions:
Dividends from investment income—net	(.09)	—	(.06)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.20)	(.85)	(.31)	—
Net asset value, end of period	14.42	15.19	14.80	12.98

Total Return (%) [c]	9.47[d]	8.81	16.50	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.06[d]	5.49	5.71	7.84[d]
Ratio of net expenses to average net assets	1.12[d]	2.25	2.23	1.51[d]
Ratio of net investment income
to average net assets	.18[d]	.32	.21	.11[d]
Portfolio Turnover Rate	50.90[d]	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	480	638	562	465

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.18	14.79	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.40	1.20	2.09	.47
Total from Investment Operations	1.43	1.25	2.12	.48
Distributions:
Dividends from investment income—net	(.08)	(.01)	(.06)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.19)	(.86)	(.31)	—
Net asset value, end of period	14.42	15.18	14.79	12.98

Total Return (%) [c]	9.46[d]	8.85	16.44	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.06[d]	5.51	5.71	7.83[d]
Ratio of net expenses to average net assets	1.12[d]	2.25	2.24	1.51[d]
Ratio of net investment income
to average net assets	.17[d]	.32	.20	.11[d]
Portfolio Turnover Rate	50.90[d]	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	528	651	590	446

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.33	14.92	13.07	12.50
Investment Operations:
Investment income—net [b]	.10	.20	.17	.10
Net realized and unrealized
gain (loss) on investments	1.41	1.19	2.11	.47
Total from Investment Operations	1.51	1.39	2.28	.57
Distributions:
Dividends from investment income—net	(.28)	(.13)	(.18)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.39)	(.98)	(.43)	—
Net asset value, end of period	14.45	15.33	14.92	13.07

Total Return (%)	9.98[c]	9.88	17.68	4.56[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.54[c]	4.46	4.70	7.15[c]
Ratio of net expenses to average net assets	.62[c]	1.25	1.22	.84[c]
Ratio of net investment income
to average net assets	.66[c]	1.32	1.22	.78[c]
Portfolio Turnover Rate	50.90[c]	85.08	82.50	57.46[c]

Net Assets, end of period ($ x 1,000)	412	560	495	419

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.27	14.86	13.03	12.50
Investment Operations:
Investment income—net[b]	.06	.12	.10	.06
Net realized and unrealized
gain (loss) on investments	1.41	1.20	2.10	.47
Total from Investment Operations	1.47	1.32	2.20	.53
Distributions:
Dividends from investment income—net	(.18)	(.06)	(.12)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.29)	(.91)	(.37)	—
Net asset value, end of period	14.45	15.27	14.86	13.03

Total Return (%) [c]	9.78[d]	9.31	17.02	4.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.79[d]	4.96	5.20	7.49[d]
Ratio of net expenses to average net assets	.87[d]	1.75	1.71	1.17[d]
Ratio of net investment income
to average net assets	.41[d]	.82	.72	.44[d]
Portfolio Turnover Rate	50.90[d]	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	396	534	488	417

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2007, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 26,348 Class A shares, 25,485 Class B shares, 25,476 Class C shares, 26,657 Class R shares and 26,045 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

22

that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded in the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distribu-

24

tions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $79,342 and long-term capital gains $83,806.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended February 28, 2007, the fund did not borrow under the line of credit.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the Management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2006 through August 31, 2007 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $47,961 during the period ended February 28, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2007, the Distributor retained $185 and $32 from commissions earned on sales of the fund’s Class A shares and Class T shares and $29 from CDSC on redemptions of the fund’s Class B shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During

26

the period ended February 28, 2007, Class B, Class C and Class T shares were charged $1,977, $2,082 and $549, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $594, $659, $694 and $549, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $580 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $1,837 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,343, Rule 12b-1 distribution plan fees $671, shareholder services plan fees $366, custodian fees $198, chief compliance officer fees $2,726 and transfer agency per account fees $86 which are offset against an expense reimbursement currently in effect in the amount of $6,042.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $1,237,742 and $2,138,771, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $297,767, consisting of $315,370 gross unrealized appreciation and $17,603 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

28

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006. The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549	1,727,669
James Henry †	75,604,546	1,757,672
Dr. Martin Peretz †	75,621,544	1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

The Fund 29

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Proxy Results

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Midcap Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Value Fund, covering the six-month period from September 1, 2006, through February 28, 2007.

Despite a sudden bout of market volatility near the end of February 2007, the U.S. stock market fared relatively well over the course of the fiscal year. Stock prices generally were propelled higher by stabilized short-term rates, moderate inflationary pressures and robust corporate earnings.Although the U.S. economy has shown signs of decelerating, our chief economist currently feels the risk of a full-blown recession is extremely small.

We remain optimistic about the sustainability of the economic expansion. Over the long term, productivity has increased as modern technologies and efficient business practices helped to limit cyclical inflation pressures around the world. Over the more immediate term, a warm winter in the United States and historically low interest rates have helped to mitigate the risks a weakening U.S. housing sector have on business and consumer confidence.The overall result has been to bolster investor sentiment and stock prices.As always, your financial consultant can help you identify the investments that may be most likely to help you profit from these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Premier Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2007, the fund produced total returns of 14.78% for its Class A shares, 14.40% for its Class B shares, 14.44% for its Class C shares, 14.97% for its Class R shares and 14.66% for its Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Value Index (the “Index”), achieved a total return of 13.95% .2

Midcap stocks produced competitive returns in an environment of moderate economic growth and robust corporate earnings. The fund produced higher returns than its benchmark, primarily due to our security selection strategy. The fund produced some of its stronger returns in the industrials, consumer discretionary and utilities areas.

What is the fund’s investment approach?

The fund’s goal is to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations within the range of companies in the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase. We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: value, sound business fundamentals and business momentum.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

What other factors influenced the fund’s performance?

During the first four months of the reporting period, midcap stocks posted generally solid returns, as investors’ concerns over the prospects of

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

intensifying inflationary pressures, rising interest rates and volatile energy prices were overcome by strong cyclical earnings recovery.By December, an unusually warm winter in many parts of the country helped keep energy prices low, consumer spending remained relatively strong and investors felt more comfortable assuming the risks of investing in smaller, more speculative companies.As a result, midcap stocks rose strongly during the last two months of the reporting period,producing higher returns than their small- and large-cap counterparts for the period.

The fund benefited from our strategy of selecting stocks that are undervalued relative to their long-term earnings prospects. By industry, the fund received particularly strong contributions from its holdings in the industrials, consumer discretionary and utilities sectors. Within the industrials area, our focus on undervalued stocks in recovering industries provided several big winners, including manufacturers of large and midsize trucks.These underpriced stocks have performed well in anticipation of a recovery in truck orders, which is expected to begin later in 2007 after the current lull, caused by recent regulatory changes, runs its course.A number of the fund’s airline stocks also flourished amid increased business travel, industry consolidation and generally favorable supply-and-demand dynamics. In the consumer discretionary area, a handful of stocks also helped boost the fund’s performance, including a restaurant chain that was taken private at a good premium, and an entertainment firm that capitalized on its publishing and licensing rights for action figures and characters.

Utilities stocks, which represented one of the market’s better-performing areas, also contributed positively to the fund’s performance despite an underweight position relative to the Index. Our stock selection strategy boosted returns as we focused on firms poised to benefit from the tightening supply-and-demand dynamics in the wholesale energy market across the country.The favorable resolution of regulatory issues,which we had anticipated, also bolstered the fund’s utilities holdings.

On the other hand, two areas disappointed during the reporting period: health care and financials. Within the health care sector, changes in Medicare reimbursement rates adversely affected one of the nation’s

4

largest providers of pharmacy and related services to long-term care facilities. A specialty pharmaceutical and drug delivery producer also was a drag on performance. Laggards within the financials area included equity trading firms whose financial results fluctuated due to heightened market volatility.

What is the fund’s current strategy?

We are encouraged by the stock market’s generally strong performance during the first two months of 2007, and we remain cautiously optimistic despite the recent bout of volatility.As of the end of the reporting period, we have maintained an overweight position in industrial companies, which appear to offer attractive valuations. Conversely, we believe that many midcap banks, real estate investment trusts and regulated utilities firms are overvalued, and we have maintained relatively light exposure to these areas. An underweight position in the consumer discretionary area at the end of the reporting period was primarily the result of sales as individual stocks reached our price targets, and we have purchased other holdings in this sector since the end of the reporting period, increasing our weighting again.

March 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Value Fund from September 1, 2006 to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.99	$ 11.96	$ 11.96	$ 6.66	$ 9.31
Ending value (after expenses)	$1,147.80	$1,144.00	$1,144.40	$1,149.70	$1,146.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2007
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.23	$ 11.23	$ 6.26	$ 8.75
Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for
Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2007 (Unaudited)

Common Stocks—98.4%	Shares	Value ($)

Consumer Discretionary—8.4%
Best Buy	6,400	297,408
Clear Channel Outdoor Holdings, Cl. A	200 a	5,544
D.R. Horton	2,600	65,962
Dollar General	25,300	427,064
Federated Department Stores	1,500	66,990
HNI	1,600	80,000
Ross Stores	10,630	348,345
Royal Caribbean Cruises	1,800	72,954
		1,364,267
Consumer Staples—10.1%
Alberto-Culver	13,810	305,891
Cadbury Schweppes, ADR	3,250	139,847
Clorox	2,460	155,866
Coca-Cola Enterprises	3,020	60,672
Del Monte Foods	7,100	81,650
Reynolds American	1,800	109,890
Safeway	12,880	445,262
SUPERVALU	8,950	330,792
		1,629,870
Energy—7.9%
Cameco	6,500	240,240
CNX Gas	23,500 a	568,465
El Paso	25,350	364,533
Range Resources	3,500	111,755
		1,284,993
Financial—21.5%
Ambac Financial Group	5,720	501,301
Capital One Financial	2,854	219,986
Fidelity National Title Group, Cl. A	2,645	63,480
HCC Insurance Holdings	1,550	48,592

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Investment Technology Group	1,160 [a]	47,479
Knight Capital Group, Cl. A	22,600 [a]	357,306
MBIA	4,750	315,732
Nuveen Investments, Cl. A	7,230	352,029
People’s Bank	14,590	647,650
Protective Life	10,700	475,187
SLM	7,760	330,731
Whitney Holding	3,600	114,192
		3,473,665
Health Care—3.1%
Hospira	1,340 [a]	51,282
Millipore	1,110 [a]	79,387
Quest Diagnostics	6,160	314,283
St. Jude Medical	1,530 [a]	60,665
		505,617
Industrial—13.5%
Covanta Holding	18,580 [a]	422,509
Eaton	3,980	322,420
Empresa Brasileira de Aeronautica, ADR	11,600	526,060
Navistar International	16,250 [a]	658,938
Steelcase, Cl. A	1,730	33,597
United Rentals	5,600 [a]	160,048
US Airways Group	1,150 [a]	60,134
		2,183,706
Information Technology—9.9%
Amdocs	6,740 [a]	233,271
Citrix Systems	6,070 [a]	195,454
Cypress Semiconductor	3,490 [a]	66,310
Fidelity National Information Services	1,144	52,567
First Data	9,780	249,683

8

Common Stocks (continued)	Shares	Value ($)

Information
Technology (continued)
Leap Wireless International	980 [a]	66,218
Maxim Integrated Products	9,000	294,750
NCR	3,650 [a]	168,630
Perot Systems, Cl. A	2,900 [a]	48,778
Western Union	10,710	232,086
		1,607,747
Materials—3.8%
Bemis	2,100	69,573
Cytec Industries	5,630	331,157
Mosaic	2,050 [a]	52,152
Owens-Illinois	2,110 [a]	50,134
Worthington Industries	5,370	106,970
		609,986
Real Estate—5.4%
Annaly Capital Management	940	13,179
HRPT Properties Trust	43,500	562,020
Mack-Cali Realty	5,900	304,912
		880,111
Utilities—14.8%
CMS Energy	38,000	663,100
Constellation Energy Group	7,350	578,224
Dominion Resources/VA	5,320	455,020
DPL	10,620	320,405
Entergy	1,340	132,258
Exelon	1,500	98,895
Questar	1,850	155,659
		2,403,561
Total Common Stocks
(cost $14,774,527)		15,943,523

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $336,000)	336,000 [b]	336,000

Total Investments (cost $15,110,527)	100.5%	16,279,523
Liabilities, Less Cash and Receivables	(.5%)	(77,919)
Net Assets	100.0%	16,201,604

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.5	Energy	7.9
Utilities	14.8	Real Estate	5.4
Industrial	13.5	Materials	3.8
Consumer Staples	10.1	Health Care	3.1
Information Technology	9.9	Money Market Investment	2.1
Consumer Discretionary	8.4		100.5

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	14,774,527	15,943,523
Affiliated issuers	336,000	336,000
Cash		40,338
Receivable for investment securities sold		624,767
Dividends and interest receivable		21,576
Receivable for shares of Common Stock subscribed		8,540
Prepaid expenses		17,202
		16,991,946

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		16,129
Payable for investment securities purchased		749,492
Payable for shares of Common Stock redeemed		503
Accrued expenses		24,218
		790,342

Net Assets ($)		16,201,604

Composition of Net Assets ($):
Paid-in capital		14,231,293
Accumulated undistributed investment income—net		29,641
Accumulated net realized gain (loss) on investments		771,674
Accumulated net unrealized appreciation
(depreciation) on investments		1,168,996

Net Assets ($)		16,201,604

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	14,985,638	720,209	458,133	22,783	14,841
Shares Outstanding	1,129,790	55,411	35,335	1,754	1,134.278

Net Asset Value Per Share ($)	13.26	13.00	12.97	12.99	13.08

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $603 foreign taxes withheld at source):
Unaffiliated issuers	188,241
Affiliated issuers	6,745
Income from securities lending	2,196
Total Income	197,182
Expenses:
Management fee—Note 3(a)	58,867
Registration fees	30,328
Shareholder servicing costs—Note 3(c)	27,804
Audit fees	18,306
Prospectus and shareholders’ reports	6,640
Custodian fees—Note 3(c)	5,900
Distribution fees—Note 3(b)	4,113
Directors’ fees and expenses—Note 3(d)	285
Legal fees	125
Interest expense—Note 2	42
Miscellaneous	7,002
Total Expenses	159,412
Less—reduction in management fee
due to undertaking—Note 3(a)	(37,387)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(158)
Net Expenses	121,867
Investment Income—Net	75,315

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,327,820
Net unrealized appreciation (depreciation) on investments	759,131
Net Realized and Unrealized Gain (Loss) on Investments	2,086,951
Net Increase in Net Assets Resulting from Operations	2,162,266

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Operations ($):
Investment income (loss)—net	75,315	(18,143)
Net realized gain (loss) on investments	1,327,820	1,841,564
Net unrealized appreciation
(depreciation) on investments	759,131	(1,010,861)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,162,266	812,560

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(50,407)	—
Class R shares	(113)	—
Class T shares	(15)	—
Net realized gain on investments:
Class A shares	(1,878,158)	(1,785,052)
Class B shares	(88,522)	(47,578)
Class C shares	(57,891)	(50,331)
Class R shares	(2,429)	(1,093)
Class T shares	(1,440)	(1,260)
Total Dividends	(2,078,975)	(1,885,314)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	737,360	1,721,014
Class B shares	103,877	312,539
Class C shares	54,005	184,898
Class R shares	4,411	11,391
Class T shares	3,610	10,898

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	1,783,641	1,669,582
Class B shares	85,116	44,392
Class C shares	57,612	50,331
Class R shares	2,542	1,093
Class T shares	1,455	1,260
Cost of shares redeemed:
Class A shares	(2,037,944)	(4,577,380)
Class B shares	(72,487)	(62,302)
Class C shares	(95,665)	(101,649)
Class R shares	—	(1,594)
Class T shares	—	(33,042)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	627,533	(768,569)
Total Increase (Decrease) in Net Assets	710,824	(1,841,323)

Net Assets ($):
Beginning of Period	15,490,780	17,332,103
End of Period	16,201,604	15,490,780
Undistributed investment income—net	29,641	4,861

14

	Six Months Ended
	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006

Capital Share Transactions:
Class A [a]
Shares sold	54,512	125,646
Shares issued for dividends reinvested	139,330	129,325
Shares redeemed	(149,650)	(337,664)
Net Increase (Decrease) in Shares Outstanding	44,192	(82,693)

Class B [a]
Shares sold	7,470	23,227
Shares issued for dividends reinvested	6,782	3,482
Shares redeemed	(5,305)	(4,706)
Net Increase (Decrease) in Shares Outstanding	8,947	22,003

Class C
Shares sold	4,122	13,663
Shares issued for dividends reinvested	4,601	3,957
Shares redeemed	(7,194)	(7,800)
Net Increase (Decrease) in Shares Outstanding	1,529	9,820

Class R
Shares sold	330	857
Shares issued for dividends reinvested	203	86
Shares redeemed	—	(127)
Net Increase (Decrease) in Shares Outstanding	533	816

Class T
Shares sold	278	772
Shares issued for dividends reinvested	115	99
Shares redeemed	—	(2,350)
Net Increase (Decrease) in Shares Outstanding	393	(1,479)

[a] During the period ended February 28, 2007, there were no shares converted from Class B to Class A shares and during the period ended August 31, 2006, 1,707 Class B shares representing $22,546 were automatically converted to 1,684 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	February 28, 2007		Year Ended August 31,

Class A Shares	(Unaudited)	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.28	14.22	12.58	10.91	8.90	11.77
Investment Operations:
Investment income (loss)—net [b]	.07	(.01)	(.04)	(.04)	(.03)	(.08)
Net realized and unrealized
gain (loss) on investments	1.82	.66	2.59	1.71	2.04	(2.73)
Total from Investment Operations	1.89	.65	2.55	1.67	2.01	(2.81)
Distributions:
Dividends from
investment income—net	(.05)	—	—	—	—	(.01)
Dividends from net realized
gain on investments	(1.86)	(1.59)	(.91)	—	—	(.05)
Total Distributions	(1.91)	(1.59)	(.91)	—	—	(.06)
Net asset value, end of period	13.26	13.28	14.22	12.58	10.91	8.90

Total Return (%)	14.78[c,d]	4.87[c]	20.67[c]	15.20[c]	22.70	(24.00)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97[d]	1.81	1.85	1.86	2.35	3.31
Ratio of net expenses
to average net assets	.74[d]	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.50[d]	(.07)	(.29)	(.31)	(.33)	(.74)
Portfolio Turnover Rate	87.48[d]	162.03	122.57	154.39	159.07	146.66

Net Assets, end of period
($ x 1,000)	14,986	14,418	16,613	15,932	9,418	6,432

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class B Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.05	14.10	12.58	13.43
Investment Operations:
Investment income (loss)—net [b]	.02	(.10)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	1.79	.64	2.58	(.83)
Total from Investment Operations	1.81	.54	2.43	(.85)
Distributions:
Dividends from net realized
gain on investments	(1.86)	(1.59)	(.91)	—
Net asset value, end of period	13.00	13.05	14.10	12.58

Total Return (%) [c]	14.40[d]	4.07	19.67	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[d]	2.65	2.72	.62[d]
Ratio of net expenses to average net assets	1.12[d]	2.25	2.34	.39[d]
Ratio of net investment income
(loss) to average net assets	.12[d]	(.77)	(1.14)	(.17)[d]
Portfolio Turnover Rate	87.48[d]	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	720	606	345	108

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class C Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.02	14.07	12.56	13.43
Investment Operations:
Investment income (loss)—net [b]	.02	(.11)	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	1.79	.65	2.57	(.85)
Total from Investment Operations	1.81	.54	2.42	(.87)
Distributions:
Dividends from net realized
gain on investments	(1.86)	(1.59)	(.91)	—
Net asset value, end of period	12.97	13.02	14.07	12.56

Total Return (%) [c]	14.44[d]	4.08	19.63	(6.48)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43[d]	2.71	2.76	.59[d]
Ratio of net expenses to average net assets	1.12[d]	2.25	2.35	.39[d]
Ratio of net investment income
(loss) to average net assets	.12[d]	(.79)	(1.15)	(.18)[d]
Portfolio Turnover Rate	87.48[d]	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	458	440	338	12

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class R Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.06	14.01	12.59	13.43
Investment Operations:
Investment income (loss)—net [b]	.08	.03	(.25)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	1.80	.61	2.58	(.84)
Total from Investment Operations	1.88	.64	2.33	(.84)
Distributions:
Dividends from investment income—net	(.09)	—	—	—
Dividends from net realized
gain on investments	(1.86)	(1.59)	(.91)	—
Total Distributions	(1.95)	(1.59)	(.91)	—
Net asset value, end of period	12.99	13.06	14.01	12.59

Total Return (%)	14.97[d]	4.92	18.84	(6.26)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	2.20	3.47	.34[d]
Ratio of net expenses to average net assets	.62[d]	1.25	3.04	.21[d]
Ratio of net investment income
(loss) to average net assets	.62[d]	.24	(1.83)	(.03)[d]
Portfolio Turnover Rate	87.48[d]	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	23	16	6	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2007	Year Ended August 31,

Class T Shares	(Unaudited)	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.11	14.07	12.58	13.43
Investment Operations:
Investment income (loss)—net [b]	.05	(.07)	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	1.80	.70	2.50	(.84)
Total from Investment Operations	1.85	.63	2.40	(.85)
Distributions:
Dividends from investment income—net	(.02)	—	—	—
Dividends from net realized
gain on investments	(1.86)	(1.59)	(.91)	—
Total Distributions	(1.88)	(1.59)	(.91)	—
Net asset value, end of period	13.08	13.11	14.07	12.58

Total Return (%) [c]	14.66[d]	4.81	19.45	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65[d]	2.63	2.35	.43[d]
Ratio of net expenses to average net assets	.87[d]	1.75	1.96	.30[d]
Ratio of net investment income
(loss) to average net assets	.35[d]	(.50)	(.73)	(.12)[d]
Portfolio Turnover Rate	87.48[d]	162.03	122.57	154.39

Net Assets, end of period ($ x 1,000)	15	10	31	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to exceed the performance of the Russell Midcap Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2007, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 103 Class R shares and 103 Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

22

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2006 were as follows: ordinary income $1,187,974 and long-term capital gains $697,340.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended February 28, 2007 was approximately $1,500, with a related weighted average annualized interest rate of 5.84% .

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the Management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2006 through August 31, 2007, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in management fee, pursuant to the undertaking, amounted to $37,387 during the period ended February 28, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.25%
$100 million to $1 billion	.20%
$1 billion to $1.5 billion	.16%
$1.5 billion or more	.10%

During the period ended February 28, 2007, the Distributor retained $832 and $5 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, $312 and $243 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the

26

Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2007, Class B, Class C and Class T shares were charged $2,439, $1,659 and $15, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2007, Class A, Class B, Class C and Class T shares were charged $18,219, $813, $553 and $15, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2007, the fund was charged $5,796 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2007, the fund was charged $5,900 pursuant to the custody agreement.

During the period ended February 28, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $9,521,Rule 12b-1 distribution plan fees $685,shareholder services plan

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fees $3,170, custodian fees $3,376, chief compliance officer fees $2,726 and transfer agency per account fees $1,946, which are offset against an expense reimbursement currently in effect in the amount of $5,295.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2007, amounted to $13,565,808 and $14,863,079, respectively.

At February 28, 2007, accumulated net unrealized appreciation on investments was $1,168,996, consisting of $1,464,326 gross unrealized appreciation and $295,330 gross unrealized depreciation.

At February 28, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investment).

28

PROXY RESULTS (Unaudited)

Advantage Funds, Inc. held a special meeting of shareholders on June 29, 2006.The Proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	75,634,549		1,727,669
James Henry †	75,604,546		1,757,672
Dr. Martin Peretz †	75,621,544		1,740,674

† Each new Board member’s term commenced on September 26, 2006.
In addition, Joseph S. DiMartino, David P. Feldman, Ehud Houminer, Gloria Messinger and Anne Wexler will continue as Board members of the fund.

The Fund 29

Telephone Call your financial representative or 1-800-554-4611
Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	4/25/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	4/25/07

By:	/s/ James Windels
James Windels
Treasurer

Date:	4/25/07

EXHIBIT INDEX
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)